This is filed pursuant to Rule 497(b).
File Nos. 333-158967 and 811-07732.

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                     ACM MANAGED DOLLAR INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                                                                  June 23, 2009

Dear Stockholders:

   The Board of Directors (the "Directors") of ACM Managed Dollar Income Fund, Inc. ("Managed Dollar") is pleased to invite you to a Special Meeting of Stockholders of Managed Dollar (the "Meeting") to be held on Friday, August 21, 2009. At this Meeting, we are asking you to approve the acquisition of the assets and the assumption of the liabilities of Managed Dollar by AllianceBernstein Global High Income Fund, Inc. ("Global High Income"). We sometimes refer to each of Managed Dollar and Global High Income as a "Fund" and together as the "Funds".

   The proposed acquisition is described in more detail in the attached Prospectus/Proxy Statement. You should review the Prospectus/Proxy Statement carefully and retain it for future reference. If the stockholders of Managed Dollar approve the acquisition by Global High Income, the acquisition is expected to take place in the third quarter of 2009.

   Global High Income is a substantially larger fund than Managed Dollar. Both Funds seek high current income and capital appreciation. Managed Dollar's investments are currently limited to U.S. Dollar-denominated securities while Global High Income may invest, without limitation, in non-U.S. Dollar-denominated fixed-income securities. We anticipate that the proposed acquisition will result in benefits to the stockholders of Managed Dollar, including a reduction in expenses, as more fully discussed in the Prospectus/Proxy Statement.

   The Directors of Managed Dollar have given careful consideration to the proposed acquisition and have concluded that the acquisition is in the best interests of Managed Dollar. The Directors recommend that you vote "for" the proposed acquisition of Managed Dollar by Global High Income.

   If the acquisition of Managed Dollar by Global High Income is approved by the stockholders of Managed Dollar, each Managed Dollar stockholder will receive shares of Global High Income having an aggregate net asset value ("NAV") equal to the aggregate NAV of the stockholder's shares in Managed Dollar. Managed Dollar would then cease operations and dissolve. You will not be assessed any sales charges or other individual stockholder fees in connection with the proposed acquisition.

   We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your vote. Georgeson Inc. (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                     ACM MANAGED DOLLAR INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105
                                (800) 221-5672

                  NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                         SCHEDULED FOR AUGUST 21, 2009

To the stockholders of ACM Managed Dollar Income Fund, Inc. ("Managed Dollar"), a Maryland corporation:

   Notice is hereby given that a Special Meeting of the Stockholders of Managed Dollar (the "Meeting") will be held at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 on Friday, August 21, 2009, at 3:00 p.m., Eastern time, to consider and vote on the following proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated June 23, 2009:

    1. To approve an Agreement and Plan of Acquisition and Liquidation between Managed Dollar and AllianceBernstein Global High Income Fund, Inc. ("Global High Income") providing for the acquisition by Global High Income of all of the assets and assumption of all of the liabilities of Managed Dollar in exchange for shares of Global High Income and the subsequent dissolution of Managed Dollar and termination of its registration under the Investment Company Act of 1940, as amended.

    2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

   Any stockholder of record of Managed Dollar at the close of business on June 19, 2009 is entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. Proxies are being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting and vote in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone as described on the enclosed proxy card.

                                                 By Order of the Board of
                                                  Directors,

                                                 Robert M. Keith
                                                 President

New York, New York
June 23, 2009

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your proxy card promptly.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

                          PROSPECTUS/PROXY STATEMENT

        Acquisition of the Assets and Assumption of the Liabilities of

                     ACM MANAGED DOLLAR INCOME FUND, INC.

                      By, and in Exchange for Shares of,

                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

                                 June 23, 2009

                               TABLE OF CONTENTS

Questions and Answers                                                                                 3

Proposal -- Approval of an Agreement and Plan of Acquisition and Liquidation between Managed Dollar and Global High Income
                                                                                                      6
Summary                                                                                               7
   Comparison of Operating Expense Ratios                                                             7
   Comparison of Investment Advisory Fees                                                             8
   Comparison of Investment Objectives and Policies                                                   8
   Mandatory Tender Offer                                                                            10
   Principal Risks                                                                                   10
   Federal Income Tax Consequences                                                                   10
   Service Providers                                                                                 11
   Comparison of Business Structures                                                                 11
Information about the Proposed Transaction                                                           12
   Introduction                                                                                      12
   Description of the Plan                                                                           12
   Reasons for the Acquisition                                                                       13
   Description of Securities to be Issued                                                            16
   Dividends and Other Distributions                                                                 17
   Managed Dollar Stock Certificates                                                                 17
   Federal Income Tax Consequences                                                                   17
   Capitalization Information                                                                        18
   Trading History and Share Price Data                                                              18
Information about the Funds                                                                          19
   Management of the Funds                                                                           19
   Advisory Agreement and Fees                                                                       19
   Administrator                                                                                     20
   Other Service Providers                                                                           20
Voting Information                                                                                   20
Legal Matters                                                                                        21
Experts                                                                                              21
Financial Highlights                                                                                 21

Appendix A  --  Fee Table                                                                            22
Appendix B  --  Comparison of Investment Objectives and Policies                                     24
Appendix C  --  Trading History and Share Price Data                                                 28
Appendix D  --  Description of Principal Risks of the Funds                                          29
Appendix E  --  Other Information                                                                    31
Appendix F  --  Form of Agreement and Plan of Acquisition and Liquidation
                between ACM Managed Dollar Income Fund, Inc. and
                AllianceBernstein Global High Income Fund, Inc.                                      35

                Appendix G  --  Capitalization               50
                Appendix H  --  Legal Proceedings            51
                Appendix I  --  Share Ownership Information  52
                Appendix J  --  Financial Highlights         53

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement before casting your vote.

1. What is this document and why did we send it to you?

This is a combined Prospectus/Proxy Statement that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of ACM Managed Dollar Income Fund, Inc. ("Managed Dollar") by AllianceBernstein Global High Income Fund, Inc. ("Global High Income"). (Global High Income and Managed Dollar are each a "Fund" and collectively, the "Funds"). This document also solicits your vote on the Acquisition by requesting that you approve the Agreement and Plan of Acquisition and Liquidation, dated as of May 8, 2009 (the "Plan"), between Managed Dollar and Global High Income and the subsequent dissolution of Managed Dollar and termination of its registration under the Investment Company Act of 1940, as amended (the "Proposal").

On March 11, 2009, the Board of Directors of Managed Dollar (the "Board") approved and declared advisable the Acquisition and the subsequent dissolution of Managed Dollar and directed that the Acquisition and dissolution be submitted to the stockholders for approval at a Special Meeting of Stockholders which they subsequently determined would be held on August 21, 2009 at 3:00 p.m., Eastern time (the "Meeting"). You are receiving this Prospectus/Proxy Statement because you own shares of Managed Dollar. The Acquisition will not occur unless it is approved by Managed Dollar stockholders. This Prospectus/Proxy Statement contains the information you should know before voting on the Acquisition.

You may contact a Fund at (800) 221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2. Who is eligible to vote on the Acquisition?

Stockholders of record of Managed Dollar at the close of business on June 19, 2009 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If you owned shares of Managed Dollar on the Record Date, you have the right to vote even if you subsequently sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign and return a proxy card but do not fill in a vote, your shares will be voted "FOR" the Proposal. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3. How will the Acquisition work?

The Plan provides for (i) the transfer of all of the assets of Managed Dollar to Global High Income, (ii) the assumption by Global High Income of all of the liabilities of Managed Dollar, (iii) the liquidating distribution to Managed Dollar stockholders of shares of Global High Income, equal in aggregate net asset value ("NAV") to the NAV of their former Managed Dollar shares and
(iv) the cessation of operations and dissolution of Managed Dollar.

As a result of the Acquisition, stockholders of Managed Dollar will no longer hold shares of Managed Dollar and, instead, will become stockholders of Global High Income, holding shares having the same aggregate NAV as the shares of Managed Dollar that they held immediately before the Acquisition. Please note that Managed Dollar stockholders who do not participate in Managed Dollar's Dividend Reinvestment Plan will receive cash in lieu of fractional shares. You will not be assessed any sales charges or other individual stockholder fees in connection with the Acquisition. The expenses of the Acquisition will be borne by Managed Dollar and the Adviser.

Please see the Answer to Question 6 below for more information about expenses. The Acquisition will not occur unless it is approved by the stockholders of Managed Dollar.

4. Why is the Acquisition being proposed?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Board concluded that participation by Managed Dollar in the Acquisition is in the best interests of Managed Dollar. The Board also concluded that the Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Board considered, among other things, the identical investment objectives and the similarities and differences among the investment strategies and policies of the Funds, the expense ratio reduction expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for the Funds and the pro forma combined Fund, the trading history of the Funds, the fact that Managed Dollar has an annual tender offer policy whereas Global High Income does not, the costs of the Acquisition, and the tax-free nature of the Acquisition.

5. When will the Acquisition take place?

If the stockholders of Managed Dollar approve the Acquisition on August 21, 2009, the Acquisition is expected to occur in the third quarter of this year.

6. Who will bear the expenses of the Acquisition?

The expenses of the Acquisition are estimated to be approximately $275,000. Of this amount, $100,000 will be borne by the Adviser; the remainder will be borne by Managed Dollar, which is estimated to equate to $.01 per share. It would take approximately 10 months for Managed Dollar stockholders to make up the additional cost through the lower expenses of the combined Fund.

7. Where May I Find Additional Information Regarding the Funds?

Additional information about the Funds is available in:

  . the Statement of Additional Information ("SAI") dated June 23, 2009 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement;

  . the SAI and each Fund's Annual Report to Stockholders, which contain audited financial statements for Managed Dollar's and Global High Income's fiscal years ended September 30, 2008 and March 31, 2009, respectively; and

  . the Semi-Annual Report for Managed Dollar for the six-month period ended March 31, 2009.

Managed Dollar's file number is 811-07964 and Global High Income's file number is 811-07732.

Copies of the Annual and Semi-Annual Reports are available at www.alliancebernstein.com and are also available, along with the Prospectus/Proxy Statement and SAI, upon request, without charge, by writing to or calling the address and telephone number listed below.

By mail:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By phone:  For Information: 1-800-221-5672
           For Literature: 1-800-227-4618

All of this information is filed with the SEC. You may view or obtain these documents from the SEC:

In person:           at the SEC's Public Reference Room in Washington, D.C.

By phone:            202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:             Public Reference Section, Securities and Exchange Commission, Washington, DC
                     20549-0102 (duplicating fee required)

By electronic mail:  publicinfo@sec.gov (duplicating fee required)

On the Internet:     www.sec.gov

The shares of the Funds are listed and publicly traded on the New York Stock Exchange ("NYSE") under the following symbols: Managed Dollar -- "ADF" and Global High Income -- "AWF." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE.

Other Important Things to Note:

  .   You may lose money by investing in the Funds.

  . The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                   PROPOSAL

   APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION BETWEEN
                     MANAGED DOLLAR AND GLOBAL HIGH INCOME

   On March 11, 2009, the Board of Directors of Managed Dollar (the "Directors") declared advisable and voted to approve the Plan and the Acquisition, subject to the approval of the stockholders of Managed Dollar. The Plan provides for (i) the transfer of all of the assets of Managed Dollar to Global High Income, (ii) the assumption by Global High Income of all of the liabilities of Managed Dollar, (iii) the liquidating distribution to Managed Dollar stockholders of shares of Global High Income, equal in aggregate NAV to the NAV of their former Managed Dollar shares and (iv) the cessation of operations and dissolution of Managed Dollar.

   Each Managed Dollar stockholder will receive the number of full shares of Global High Income, plus fractional shares for stockholders that participate in a Dividend Reinvestment and Cash Purchase Plan ("DRIP") and cash in lieu of any fractional shares for non-DRIP participating stockholders, having an aggregate NAV that is equal to the aggregate NAV of the stockholder's shares of Managed Dollar. Stockholders of Managed Dollar will recognize no gain or loss, except with respect to cash received in lieu of fractional shares of Global High Income by non-DRIP stockholders in connection with the Acquisition. If approved by stockholders of Managed Dollar, the Acquisition is expected to occur in the third quarter of this year.

   An exchange of Managed Dollar shares for Global High Income shares at NAV may result in Managed Dollar stockholders' receiving Global High Income shares with an aggregate market value on the date of exchange that is higher or lower than the market value of their shares immediately prior to the exchange. The reason for this difference is that the market price for shares of the Funds in relation to their NAVs may be different, i.e., a Fund's shares may trade at different discounts or premiums to its NAV.

   The stockholders of Managed Dollar must approve the Proposal in order for the Acquisition to occur. Approval of the Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast. The Acquisition does not require approval of the stockholders of Global High Income.

   A quorum for the transaction of business by stockholders of Managed Dollar at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of Managed Dollar entitled to vote at the Meeting.

   The Directors concluded that participation by Managed Dollar in the Acquisition is in the best interests of Managed Dollar. The Directors also concluded that the Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Directors considered, among other things, the identical investment objectives and the similarities and differences among the investment strategies and policies of the Funds, the expense ratio reduction expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for the Funds and the pro forma combined Fund, the trading history of the Funds, the fact that Managed Dollar has an annual tender offer policy whereas Global High Income does not, the costs of the Acquisition, and the tax-free nature of the Acquisition.

   For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Reasons for the Acquisition" in Information About the Proposed Transaction.

                                    SUMMARY

   The following summary highlights differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. This Prospectus/Proxy Statement, the accompanying Notice of the Meeting and the enclosed proxy card are being mailed to stockholders of Managed Dollar on or about June 23, 2009. Note that certain information is presented as of January 31, 2009. At the March 11, 2009 Special Meeting of the Boards of Directors of Managed Dollar and Global High Income referred to below ("Board Meeting"), and at subsequent regular and special meetings of the Boards (most recently on June 16, 2009), the Adviser represented to the Board that, if the pro forma expense and income and portfolio repositioning information was updated (including to reflect the effect of Managed Dollar's tender offer which expired on June 11, 2009), it would not differ in any material respect. The Directors also considered updated information regarding the discounts from net asset value at which the shares of the Funds had been trading at such subsequent meetings of the Board.

   Managed Dollar is a non-diversified closed-end fund, with assets of, as of January 31, 2009, approximately $113 million, that invests in U.S. corporate fixed-income securities and the balance in fixed-income securities issued or guaranteed by foreign governments and non-U.S. corporate fixed-income securities. Global High Income is a non-diversified closed-end fund and is significantly larger than Managed Dollar, with assets of, as of January 31, 2009, approximately $736 million. Global High Income pursues investment strategies that are similar to those of Managed Dollar. The principal difference between the Funds is that Managed Dollar's investments are currently limited to U.S. Dollar-denominated securities, while Global High Income may invest, without limitation, in non-U.S. Dollar-denominated fixed-income securities. Both Funds invest substantially all of their assets in lower-rated fixed-income securities.

Comparison of Operating Expense Ratios

   Managed Dollar, because of its relatively small asset size, has higher operating costs and therefore a higher expense ratio than Global High Income. The Acquisition is expected to result in an operating expense ratio for the combined Fund that is lower than the current, actual operating expense ratio of Managed Dollar. Each Fund uses reverse repurchase agreements to leverage its portfolio. The use of leverage results in interest expense, which increases a fund's expense ratio. The amount of leverage used by the Funds, and the corresponding interest expense, varies from year to year depending on market conditions and interest rates. Managed Dollar's interest expense is higher than Global High Income's because it has recently been using a higher level of leverage. The Acquisition would result in a significant decrease in the operating expense ratio for Managed Dollar both before and after interest expense.

   The following table illustrates, as of January 31, 2009, the expected reduction in operating expenses for Managed Dollar, including and excluding interest expense.

                                       Total Annual        Total Annual
                                       Expense Ratio       Expense Ratio
                                    (excluding interest (including interest
                                         expense)            expense)
                                    ------------------- -------------------
    Managed Dollar                         1.24%               1.39%
    Global High Income                     1.01%               1.08%
    Global High Income (pro forma)         1.01%               1.08%

   As the table indicates, the operating expenses per share would be reduced for Managed Dollar by .23%, excluding interest expense, and by .31%, including interest expense. The Fee Table, attached hereto as Appendix A, describes the fees and expenses of each Fund as of January 31, 2009 and includes pro forma expenses for the combined Fund assuming the Acquisition is approved by Managed Dollar's stockholders.

   The expenses of the Acquisition are estimated to be approximately $275,000. Of this amount, $100,000 will be borne by the Adviser at the request of the independent Directors of Managed Dollar; the remainder will be borne by Managed Dollar, which is estimated to equate to $.01 per share. Based on pro forma net assets after repositioning as of January 31, 2009, the Adviser estimates that the impact of the $175,000 would be offset by lower expenses in approximately 10 months.

Comparison of Investment Advisory Fees

   Global High Income has a higher advisory fee than Managed Dollar. The higher fee is due to the fact that Global High Income is more complicated to manage because it is an opportunistic fund that can invest in any number of sectors and/or currencies in any proportion. Nevertheless, although the advisory fee for the Managed Dollar stockholders will increase by .15% as a result of the Acquisition, the overall expense ratio will be significantly reduced, as noted above, by .23%, excluding interest expense, and by .31%, including interest expense. The effective advisory fee rates for the Funds, as of January 31, 2009, expressed as an annualized percentage of net average weekly assets, are as follows:

                                               Advisory Fee Rates
                                               ------------------
               Managed Dollar                         .75%
               Global High Income                     .90%
               Global High Income (pro forma)         .90%

   In addition, both Funds reimburse the Adviser for administrative services provided to the Funds. As of January 31, 2009, the administration fees amounted to .12% and .02% for Managed Dollar and Global High Income, respectively. Global High Income's reimbursement cannot exceed .15%.

Comparison of Investment Objectives and Policies

   The investment objectives and strategies of the Funds are generally similar except, as discussed below, that Global High Income may invest in non-U.S. Dollar-denominated fixed-income securities while Managed Dollar's investments are limited to U.S. Dollar-denominated securities. Global High Income invests opportunistically in any number of sectors and currencies in any proportion. The following table shows the investment objective and principal investment strategies of each Fund:

                                 Investment Objective                              Principal Investment Strategies
                ------------------------------------------------------  ------------------------------------------------------
Managed Dollar  Managed Dollar's primary investment objective is to     As a matter of fundamental policy, Managed Dollar
                seek high current income. Its secondary investment      normally invests at least 35% of its total assets in
                objective is capital appreciation.                      U.S. corporate fixed-income securities. The balance of
                                                                        the Fund's investment portfolio consists of
                                                                        fixed-income securities issued or guaranteed
                                                                        by foreign governments and non-U.S. corporate
                                                                        fixed-income securities. The Fund invests in U.S.
                                                                        Dollar-denominated foreign fixed-income securities.

                                                                        Substantially all of the Fund's assets are invested in
                                                                        high yield, high-risk securities rated below
                                                                        investment-grade and considered to be predominantly
                                                                        speculative.

                              Investment Objective                              Principal Investment Strategies
             ------------------------------------------------------  ------------------------------------------------------
Global High  Global High Income's primary investment objective is    Global High Income is permitted to invest without
Income       to seek high current income. Its secondary investment   limit in debt securities, including Sovereign Debt
             objective is capital appreciation.                      Obligations (defined as U.S. Dollar-denominated debt
                                                                     securities issued or guaranteed by foreign
                                                                     governments, including participations in loans between
                                                                     foreign governments and financial institutions and
                                                                     interests in entities organized and operated for the
                                                                     purpose of restructuring the investment
                                                                     characteristics of instruments issued or guaranteed by
                                                                     foreign governments) and corporate debt, denominated
                                                                     in non-U.S. currencies as well as in the U.S. Dollar.
                                                                     In addition, the Fund may invest without limit in
                                                                     emerging and developed markets and in debt securities
                                                                     of U.S. and non-U.S. corporate issuers.

                                                                     Global High Income will not invest 25% or more of its
                                                                     total assets in the Sovereign Debt Obligations of any
                                                                     one country other than the U.S.

                                                                     Substantially all of the Fund's investments will be in
                                                                     high yield, high risk debt securities that are
                                                                     low-rated (i.e., below investment-grade) or unrated
                                                                     and in both cases that are considered to be
                                                                     predominantly speculative as regards the issuer's
                                                                     capacity to pay interest and repay principal.

   The investment strategies of the Funds are similar in that both invest in U.S. and non-U.S. corporate fixed-income securities and sovereign debt securities. Both Funds invest substantially all of their assets in lower-rated securities. Both Funds are non-diversified. There are some differences in the investment policies of the Funds, primarily that Managed Dollar's investments are currently limited to U.S. Dollar-denominated securities whereas Global High Income may invest, without limitation, in securities denominated in foreign currencies (as of March 31, 2009, approximately 6.4% of Global High Income's total assets were invested in foreign currency denominated securities). Managed Dollar has a fundamental policy to invest at least 35% of its assets in U.S. corporate fixed-income securities in contrast to the flexibility of Global High Income's investment strategies, which include both U.S. and non-U.S. corporate fixed-income securities but do not require a specific amount of the Fund's assets to be invested in these securities. A more detailed comparison of the investment objectives, policies and strategies of the Funds is included herein as Appendix B. You will find additional information about Global High Income in the SAI.

   The Adviser expects to reposition Managed Dollar's portfolio prior to the Acquisition. To facilitate this repositioning, the Directors approved the elimination of Managed Dollar's non-fundamental policy to limit its investments to U.S. Dollar-denominated fixed-income securities and to permit it to invest in both U.S. Dollar-denominated securities and non-U.S. Dollar-denominated securities. This new policy will become effective upon stockholder approval of the Acquisition. The Adviser expects to transition a portion of Managed Dollar's portfolio into higher-yielding, non-U.S. Dollar-denominated securities prior to consummation of the Acquisition.

Mandatory Tender Offer

   Managed Dollar's 1993 Prospectus for its initial public offering provides that it will conduct an annual tender offer for its shares at NAV during the second quarter of each year if its shares have traded at an average discount from NAV of 3% or more determined on the basis of the discount or premium as of the last trading day in each week during a designated 12-week period ("Measuring Period"). The most recent Measuring Period ended Friday, May 1, 2009, and the average discount from NAV exceeded 3% during the Measuring Period. As a result, Managed Dollar commenced a tender offer for up to 924,778 shares of its common stock representing approximately 5% of the outstanding shares. The tender offer's original expiration date was June 1, 2009 but, on May 29, 2009, Managed Dollar increased the tender offer to 3,329,202 shares of common stock representing 18% of the outstanding shares. The amended tender offer expired on June 11, 2009. The price per share will be the NAV as of the close of the regular trading session of the NYSE on June 12, 2009, the first business day following the new expiration date. See "Voting Information" on page 20 for more information on the tender offer.

   The purpose of the tender offer commitment is to reduce or eliminate a discount to NAV. While the Fund's experience has demonstrated that the tender offers have no long-lasting positive effect on the discount, the tender offers provide the Fund's stockholders with some measure of liquidity, since they permit stockholders to sell at least a portion of their shares at NAV rather than at market value.

   Global High Income has no mandatory tender offer provision. However, Global High Income does have a policy, at the discretion of the Directors, to effect share repurchases or make a tender offer for its shares in any quarter if, during the 12 calendar weeks preceding the quarter, its shares have traded at a discount to NAV in excess of 5%. The Board of Directors of Global High Income has not determined that it is in the best interest of the Fund to repurchase shares or conduct a tender offer even though the Fund's shares at times have traded at a discount to NAV in excess of 5%. The trading history and share price data for the Funds are provided in Appendix C.

Principal Risks

   Each Fund is subject to market risk, interest rate risk, credit risk, foreign (non-U.S.) risk, leverage risk and diversification risk. Global High Income is also subject to currency risk, as it may invest in non-U.S. Dollar-denominated securities while Managed Dollar does not invest in such securities. In addition, Global High Income is subject to greater foreign (non-U.S.) risk because it may invest without limit in securities of non-U.S. issuers whereas Managed Dollar normally invests at least 35% of its total assets in U.S. corporate fixed-income securities. Global High Income may be a riskier investment than Managed Dollar because of these differences, but the Advisor believes that these risks should tend to be reduced because of Global High Income's diversified, multi-sector investment strategy. A description of each of these risks and other potential risks is provided in Appendix D.

Federal Income Tax Consequences

   No gain or loss will be recognized by Managed Dollar or its stockholders, except with respect to cash received in lieu of fractional shares of Global High Income by non-DRIP stockholders in connection with the Acquisition. The aggregate tax basis of the shares of Global High Income received by a stockholder of Managed Dollar (including any fractional shares to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of Managed Dollar, decreased by any cash received and increased by any gain recognized with respect to cash received in lieu of fractional shares by non-DRIP stockholders. The holding period of the shares of Global High Income received by a stockholder of Managed Dollar (including any fractional shares to which the stockholder may be entitled) will include the holding period of the shares of Managed Dollar held by the stockholder, provided that such shares are held as capital assets by the stockholder of Managed Dollar at the time of the Acquisition. The holding period and tax basis of each asset of Managed Dollar in the hands of Global High Income as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of Managed Dollar prior to the Acquisition. Any gain or loss realized by a non-DRIP stockholder of Managed Dollar upon receipt of cash in lieu of fractional shares of Global High Income will be recognized by the stockholder and measured by the difference between the amount of cash received and the basis of the factional share and, provided that the Managed Dollar shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service. Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Proposed Transactions.

   Managed Dollar has, as of January 30, 2009, net realized capital losses and unrealized depreciation and substantial capital loss carryforwards as a percentage of net assets. No distribution of capital gains to Managed Dollar stockholders prior to the Acquisition is anticipated.

   Managed Dollar has, as of January 30, 2009, capital loss carryforwards of approximately $64 million or $3.48 per share. Global High Income has, as of January 30, 2009, no capital loss carryforwards, although it has significant unrealized depreciation of $225 million. After the Acquisition, the combined Fund's capital loss carryforwards will be approximately $64 million or $.73 per share. As a result, the amount of capital loss carryforwards available to Managed Dollar stockholders will decrease significantly. However, the availability of the capital loss carryforwards for Managed Dollar before the Acquisition and in the combined Fund after the Acquisition may not be meaningful as it is unlikely that enough capital gains would be generated in either case to use all the capital loss carryforwards before they expire.

Service Providers

   The Adviser serves as the administrator for both Funds and will continue in this capacity after the Acquisition. State Street Bank and Trust Company is custodian for Managed Dollar and The Bank of New York Mellon serves as custodian for Global High Income and will continue to serve in that capacity for the combined Fund after the Acquisition. Computershare Trust Company, N.A. is the transfer agent for both Funds and will continue to serve in that capacity after the Acquisition.

Comparison of Business Structures

   Each Fund is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. Generally, there are no significant differences between the Funds in terms of their respective corporate organizational structure. For more information on the comparison of the business structure of the Funds, see Appendix E.

                  INFORMATION ABOUT THE PROPOSED TRANSACTION

Introduction

   This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of Managed Dollar by Global High Income and the subsequent liquidation and dissolution of Managed Dollar. The Meeting will be held at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 at 3:00 p.m., Eastern time, on August 21, 2009. This Prospectus/Proxy Statement, the accompanying Notice of the Special Meeting of Stockholders and the enclosed proxy card are being mailed to stockholders of Managed Dollar on or about
June 23, 2009.

Description of the Plan

   As provided in the Plan, Global High Income will acquire all the assets and assume all the liabilities of Managed Dollar at the effective time of the Acquisition (the "Effective Time"). In return, Global High Income will issue, and Managed Dollar will distribute to its stockholders, a number of full and fractional shares of Global High Income (and cash in lieu of fractional shares for non-DRIP stockholders), determined by dividing the net value of all the assets of Managed Dollar by the NAV of one share of Global High Income. For this purpose, the Plan provides the times for, and methods of, determining the net value of the assets of each Fund. The Plan provides that stockholders of Managed Dollar will be credited with shares of Global High Income (or cash in lieu of fractional shares for non-DRIP stockholders) corresponding to the aggregate NAV of Managed Dollar's shares that the stockholder holds of record at the Effective Time.

   Following the distribution of shares of Global High Income in full liquidation of Managed Dollar, Managed Dollar will wind up its affairs and liquidate and dissolve as soon as is reasonably practicable after the Acquisition. In the event the Acquisition does not receive the required stockholder approval, Managed Dollar will continue its operations and its Directors will consider what future action, if any, is appropriate.

   The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $275,000. Of this amount, $100,000 will be borne by the Adviser at the request of the independent Directors of Managed Dollar; the remainder will be borne by Managed Dollar, which is estimated to equate to $.01 per share.

   The Acquisition is expected to occur in the third quarter of this year. The Acquisition is conditioned upon approval of the Plan by Managed Dollar stockholders and Managed Dollar satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of Managed Dollar's stockholders will be entitled to exercise objecting stockholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, stockholders will be bound by the terms of the Acquisition under the Plan. However, any stockholder of Managed Dollar may sell shares of the Fund's common stock on the NYSE prior to the Acquisition. The shares of Managed Dollar may cease trading on the NYSE beginning several days prior to the date of the Acquisition. Any cessation of trading will be accomplished in compliance with NYSE rules, including issuance of a press release.

   After the Acquisition, Managed Dollar's shares of common stock will be removed from listing on the NYSE. In addition, Managed Dollar's shares of common stock will be withdrawn from registration under the Securities Exchange Act of 1934. Managed Dollar will deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and will dissolve under Maryland law.

   Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to stockholder approval of the Acquisition that materially alters the obligations of either party. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Plan is not in the best interests of the Fund or its stockholders.

   A copy of a form of the Plan is attached as Appendix F.

Reasons for the Acquisition

   At the Board Meeting, the Adviser recommended that the Directors approve and recommend to Managed Dollar stockholders for their approval the proposed Plan and the Acquisition. The Directors considered the factors discussed below from the point of view of the interests of Managed Dollar and its stockholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of Managed Dollar and that the interests of existing stockholders of the Funds would not be diluted as a result of the Acquisition. The Directors approved the Plan and the Acquisition and recommended that the stockholders of Managed Dollar vote in favor of the Acquisition by approving the Proposal.

   The Adviser presented the following reasons in favor of the Acquisition:

  . The Adviser discussed with the Directors that Managed Dollar is a relatively small fund, with net assets of $113 million as of January 31, 2009, compared to Global High Income, with net assets of approximately $736 million as of January 31, 2009. Because of its small size, Managed Dollar's expense ratio is approximately .23% higher than Global High Income's, not withstanding the fact that Global High Income pays an advisory fee that is .15% higher than that of Managed Dollar. The Funds pursue identical investment objectives of seeking high current income, with capital appreciation as a secondary objective. Both employ leverage opportunistically through the use of derivative investments, such as reverse repurchase agreements and credit default swaps. Although their policies permit them to do so, neither Fund has outstanding bank borrowings or issues of preferred stock.

  . The Adviser also discussed with the Directors that the investment strategies of the Funds are generally similar in that both invest in U.S. and non-U.S. corporate fixed-income securities and sovereign debt securities. The Adviser noted that both Funds invest substantially all of their assets in lower-rated securities. Both Funds are non-diversified. The Adviser explained that the Funds' investment strategies and policies differ in two primary ways. Managed Dollar's investments are limited to U.S. Dollar-denominated securities, whereas Global High Income may invest without limitation in securities denominated in foreign currencies, including emerging market debt securities denominated in local currency. As of January 31, 2009, approximately 6.4% of Global High Income's total assets were invested in foreign currency denominated securities. Managed Dollar also has a fundamental policy to invest at least 35% of its assets in U.S. corporate fixed-income securities in contrast to the flexibility of Global High Income's investment strategies, which do not require a specific amount of the Fund's assets to be invested in these securities.

  . The Adviser also discussed with the Directors that Managed Dollar and Global High Income were both launched in 1993, Global High Income as Alliance World Dollar Government Fund II ("World Dollar Government"). Both Funds, intended for investors seeking high current income and capital appreciation, were part of a succession of closed-end funds launched by the Adviser in 1992 and 1993, employing an investment approach that paired the relative safety of the U.S. Dollar with a higher risk offering, which was composed of a portfolio of high yield, high risk U.S. and U.S. Dollar-denominated non-U.S. fixed-income securities, including investments in emerging market securities. In 2006, Global High Income's stockholders voted to remove the investment restriction relating to U.S. Dollar-denominated securities and the Fund adopted its present name and more flexible investment strategy that allows it to seek high income from many sources. The Adviser had proposed the expansion of Global High Income's investment guidelines in response to developments in emerging market economies, including increases in credit quality, reductions in volatility, and the growing importance of local currency debt as a funding medium for emerging economies.

  . The Adviser also discussed with the Directors that, in their respective initial public offerings, Global High Income raised approximately $837 million and Managed Dollar raised approximately $383 million, in each case net of underwriting discounts and commissions. As of January 31, 2009, Global High

     Income (which acquired the assets and liabilities of its sibling closed-end fund, Alliance World Dollar Government Fund, in April 2007) had net assets of approximately $736 million, while Managed Dollar had net assets of approximately $113 million. The Adviser explained that the decline in both Funds' assets has been affected by recent negative market performance, but that the decline in Managed Dollar's assets is also, as discussed below, largely attributable to the Fund's many mandatory tender offers. Although Managed Dollar has succeeded in reducing its operating expenses by altering its administrative arrangements and eliminating its loan facility, the Fund's expense ratio, excluding interest expense, has risen steadily to its current level of 1.24% as of January 31, 2009.

  . The Adviser also discussed with the Directors that Managed Dollar's 1993 Prospectus for its initial public offering provides that the Fund would conduct an annual tender offer for its shares at NAV during the second quarter of each year if the Fund's shares have traded at an average discount from NAV of 3% or more determined on the basis of the discount or premium as of the last trading day in each week during a designated 12-week period ("Measuring Period"). Under this provision, six tender offers have been conducted since 1995 (1997, 2001, 2005, 2006, 2007 and 2008).

  . The Adviser also discussed with the Directors that, as noted above, the tender offers have been the principal cause of the reduction in Managed Dollar's asset size from approximately $383 million at the time of its initial public offering in 1993 to approximately $113 million as of January 31, 2009. According to the Adviser, the long-term viability of Managed Dollar, given the steady decrease in assets since 2004 due to its undertaking to conduct these annual tender offers, is questionable. The Adviser advised the Directors that a tender offer would likely be required as a result of the most recent Measuring Period, leading to a further reduction in Managed Dollar's assets. (As discussed above in the Summary, in 2009 a tender offer was required, and has been conducted, as a result of the Measuring Period.)

  . The Adviser also discussed with the Directors that Global High Income does not have a mandatory tender offer policy, and has never made a tender offer for its shares, although at the discretion of the Directors, the Fund may effect share repurchases or make a tender offer for its shares in any quarter if, during the 12 calendar weeks preceding the quarter, the Fund's shares have traded at a discount to NAV in excess of 5%. The Directors of Global High Income have not determined that it is in the best interest of the Fund to repurchase shares or conduct a tender offer even though the Fund's shares at times have traded at a discount to NAV in excess of 5%.

  . The Adviser also discussed with Directors that, despite weaker short-term performance during the past year, Global High Income over the long-term has outperformed Managed Dollar by .65%, .08%, and 4.72%, on an average annual returns basis, for the 3-, 5-, and 10-year periods ended
      January 31, 2009, respectively. The longer-term outperformance of Global High Income relative to Managed Dollar is attributable to the previous investment mandate, when Global High Income was World Dollar Government. Under this mandate, Global High Income invested predominantly in emerging market debt, which outperformed other sectors, such as U.S. corporate fixed-income securities, during much of the last ten years. For the one-year period ended January 31, 2009, Global High Income underperformed Managed Dollar by 4.09%, due to the relative weakness of non-U.S. Dollar-denominated securities, a higher degree of leverage than Managed Dollar during a period of difficult credit, and lower exposure to emerging markets relative to Managed Dollar. On a calendar year basis, Global High Income outperformed Managed Dollar in six out of the last ten years by an average of 8.85% and, in the other four calendar years, underperformed Managed Dollar by an average of 2.05%.

  . The Adviser also discussed with the Directors that, at the close of trading on December 31, 2008 and January 30, 2009, Managed Dollar's shares were trading at discounts of 20.67% and 17.02%, respectively, while Global High Income's shares were trading at discounts of 19.64% and 4.05%, respectively. The Adviser noted that Global High Income's shares have historically traded at a lower premium or higher discount than Managed Dollar's shares. According to the Adviser, Global High Income's shares began to trade at less of a discount than Managed Dollar's shares in September of 2007. In March 2008, the Funds' shares reached trading parity again, but from that time to the present Global

     High Income's shares have continued to trade at less of a discount than Managed Dollar's shares. The Advisor believed that, while no assurances can be given that the recent discount performance of Global High Income will persist, the type of discount differential that has existed in the past 18 months is significant. For example, the Adviser noted that the dollar value of reducing Managed Dollar's discount from 21.55% (the level on February 20, 2009) to 17.53% (Global Income's on the same date) would have been $4.4 million. For current information on the Funds' trading discounts, see Appendix C.

  . In recommending the Acquisition and Plan for approval, the Adviser noted to the Directors that it believed that the Acquisition would offer Managed Dollar stockholders a similar investment alternative in the leveraged closed-end fund structure with which they are familiar, with lower total expenses, greater earnings power, and a more robust share price than Managed Dollar. In particular, the Adviser believed that Global High Income's more flexible, opportunistic investment approach should benefit Managed Dollar's stockholders in the long-term.

   At the Board Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

  . that Global High Income's investment advisory fee of .90% is higher than Managed Dollar's fee of .75%, which the Adviser believed is warranted because Global High Income is a more complicated fund to manage in that it invests in a number of sectors and currencies and requires a greater contribution from the Adviser's portfolio managers and research staff;

  . that both Funds reimburse the Adviser for administrative services (as of January 31, 2009, the administrative fees amounted to .12% for Managed Dollar and .02% for Global High Income) and that Global High Income's reimbursement cannot exceed .15%;

  . potential stockholder benefits including (i) the fact that, while Global High Income's advisory fee is higher than Managed Dollar's advisory fee, total expenses before and after interest expense of the combined Fund would be significantly lower than the current expenses before and after interest expense of Managed Dollar (an expense ratio reduction of .23% before interest expense and .31% after interest expense), (ii) the potential for Managed Dollar's stockholders to benefit from increased earnings of the combined Fund due to the potential higher earnings of Global High Income because of Global High Income's greater flexibility to seek high income from foreign and domestic corporate and sovereign debt securities denominated either in the U.S. Dollar or in local currencies, and (iii) the redeployment of Managed Dollar's portfolio prior to the Acquisition to take advantage of Global High Income's ability to invest in non-U.S. Dollar-denominated fixed-income securities;

  . the current asset levels of Managed Dollar and the combined pro forma asset levels of Global High Income;

  . the identical investment objectives and similar principal investment strategies of the Funds, as well as the fact that Global High Income may also invest in non-U.S. Dollar-denominated fixed-income securities rather than being restricted to U.S. Dollar-denominated fixed-income securities as is Managed Dollar;

  . the distribution and trading history of the Funds (trading price information for the Funds is provided in Appendix C);

  .   the amount and type of leverage used by the Funds;

  . the portfolio management team of each Fund, which includes members of the Adviser's Global Fixed Income Team and Global Credit Investment Team, and that the portfolio management team of Global High Income will continue to manage the combined portfolios after the Acquisition;

  . that Managed Dollar has net realized capital losses and unrealized depreciation, and loss carryforwards of approximately $64 million, or $3.48 per share, and that Global High Income has no capital loss carryforwards, although it does have significant unrealized depreciation of $225 million; that the combined Fund will have, as a result of the Acquisition (if it had occurred as of January 31, 2009), net capital loss carryforwards of approximately $64 million, or $.73 per share, which means that the capital loss carryforwards available to Managed Dollar's stockholders will decrease significantly; and that the availability of these capital loss carry forwards, either before or after the Acquisition, may not, in the Adviser's view, be meaningful as it is unlikely that enough capital gains would be generated in either case to use the capital loss carryforwards before they expire;

  .   the form of the Plan and the terms and conditions of the Acquisition;

  . whether the Acquisition would result in the dilution of stockholders' interests;

  .   the number of stockholder accounts and average account sizes of the Funds;

  . no changes in service providers will result from the Acquisition, with the exception that The Bank of New York Mellon, which is the custodian for Global High Income, will serve in that capacity after the Acquisition in lieu of Managed Dollar's current custodian, which is State Street Bank and Trust Company (Brown Brothers Harriman & Co. will become Global High Income's custodian and accounting agent prior to the end of 2009);

  . that realignment of the investment holdings of Managed Dollar before the effective date of the Acquisition is anticipated and that associated costs would be borne by Managed Dollar;

  . the benefits of the Acquisition to persons other than Managed Dollar and its stockholders, in particular, the Adviser, which will benefit from the elimination of monitoring and administering the relatively small Managed Dollar and from increased advisory fees on the acquired assets;

  .   that Global High Income will assume all the liabilities of Managed Dollar;

  .   the expected federal income tax consequences of the Acquisition;

  . the Adviser's representation that none of the financial information presented to the Directors had changed materially since January 31, 2009;

  . whether the Acquisition would be preferable to acquisition of Managed Dollar by potential acquirers other than Global High Income, including funds that are not sponsored by the Adviser, or the liquidation of Managed Dollar;

  . that the costs of the Acquisition will be shared by Managed Dollar and the Adviser; and

  . that the Adviser has agreed to indemnify Global High Income for a three-year period against any liability not disclosed or not reflected in the NAV of Managed Dollar at the time of the Acquisition, to reimburse Global High Income for any reasonable legal or other costs and expenses costs in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

   At the Board Meeting (and at subsequent regular and special meetings), the Adviser represented to the Board that if the pro forma expense and income and portfolio repositioning information was updated (including to reflect the effect of Managed Dollar's tender offer which expired on June 11, 2009), it would not differ in any material respect. The Directors also considered updated information regarding the discounts from net asset value at which the shares of the Funds had been trading at such subsequent meetings of the Board.

   At the Board Meeting, the Board of Directors of Global High Income (comprised of the same members as the Directors of Managed Dollar) approved the proposed Plan. No vote of Global High Income stockholders is required to approve the Acquisition.

Description of Securities to be Issued

   Under the Plan, Global High Income will issue additional shares of common stock for distribution to Managed Dollar. Under its Charter, Global High Income may issue up to 100,000,000 shares of common stock, par value $.01 per share. Each share of Global High Income represents an equal, proportionate interest with other shares of the Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to Global High Income as authorized by the Board of Directors. Shares of Global High Income entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of Global High Income received by stockholders of Managed Dollar will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

   On or before the Closing Date, as defined in the Plan, Managed Dollar will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions, as applicable, to maintain its treatment as a regulated investment company.

Managed Dollar Stock Certificates

   After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of Managed Dollar will not receive, upon surrender of the certificate, a certificate representing the number of Global High Income shares distributable as a result of the Acquisition since Global High Income will not issue certificates representing Global High Income shares in connection with the Acquisition. Ownership of Global High Income's shares will be shown on the books of Global High Income's transfer agent. If you currently hold certificates representing shares of Managed Dollar, it is not necessary to surrender the certificates.

Federal Income Tax Consequences

   Subject to certain stated assumptions contained therein, Managed Dollar will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and that Managed Dollar and Global High Income will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) a stockholder of Managed Dollar will recognize no gain or loss on the exchange of the stockholder's shares of Managed Dollar solely for shares of Global High Income, except with respect to cash received in lieu of a fractional share of Global High Income by non-DRIP stockholders in connection with the Acquisition; (iii) neither Managed Dollar nor Global High Income will recognize any gain or loss upon the transfer of all of the assets of Managed Dollar to Global High Income in exchange for shares of Global High Income (plus cash in lieu of certain fractional shares by non-DRIP stockholders) and the assumption by Global High Income of the liabilities of Managed Dollar pursuant to the Plan or upon the distribution of shares of Global High Income to stockholders of Managed Dollar (and cash to non-DRIP stockholders for their fractional shares) in exchange for their respective shares of Managed Dollar;
(iv) the holding period and tax basis of the assets of Managed Dollar acquired by Global High Income will be the same as the holding period and tax basis that Managed Dollar had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of Global High Income received in connection with the Acquisition by each stockholder of Managed Dollar (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of Managed Dollar surrendered in exchange therefore; (vi) the holding period of shares of Global High Income received in connection with the Acquisition by each stockholder of Managed Dollar (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of Managed Dollar surrendered in exchange therefore, provided that such Managed Dollar shares constitute capital assets in the hands of the stockholder as of the Closing Date; (vii) Global High Income will succeed to the capital loss carryovers of Managed Dollar, if any, under Section 381 of the Code, but the use by Global High Income of any such capital loss carryovers (and of capital loss carryovers of Global High Income) may be subject to limitation under certain sections of the Code; and
(viii) any gain or loss realized by a non-DRIP stockholder of Managed Dollar upon the receipt of cash for a fractional share of Global High Income to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Managed Dollar shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

   Stockholders of Managed Dollar are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

   For information on the existing and pro forma capitalization of the Funds, see Appendix G.

Trading History and Share Price Data

   For information on the trading history and share price data for the Funds, see Appendix C.

                          INFORMATION ABOUT THE FUNDS

   Managed Dollar and Global High Income are each a non-diversified, closed-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1993.

Management of the Funds

   The Board of Directors of each Fund directs the management of the business and affairs of the Fund. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's administrator, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisition, the directors and officers of Global High Income will continue to serve as the directors and officers of the combined Fund.

   The day-to-day management of, and investment decisions for, each of Managed Dollar and Global High Income are made by members of the Global Fixed Income Team and Global Credit Investment Team. Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Team and Global Credit Investment Team, are primarily responsible for the day-to-day management of Managed Dollar's portfolio. Messrs. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas J. Peebles, and Matthew S. Sheridan, members of the Global Fixed Income Team and Global Credit Investment Team, are primarily responsible for the day-to-day management of Global High Income's portfolio. Mr. DeNoon is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004. Messrs. Distenfeld, Mon and Sheridan are Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2004. Mr. Grisales is an Assistant Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004. Mr. Peebles is an Executive Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004.
Mr. DeNoon is also Director of Emerging Market Debt, and Mr. Peebles is also Chief Investment Officer and Head of Fixed Income.

   Subsequent to the consummation of the Acquisition, Messrs. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas J. Peebles, and Matthew S. Sheridan will continue to be primarily responsible for the day-to-day management of the combined Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

Advisory Agreement and Fees

   Each Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), whose address is 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets, as of December 31, 2008, totaling more than $462 billion (of which approximately $65 billion represented the assets of investment companies). As of December 31, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 49 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 36 registered investment companies managed by the Adviser, comprising 104 separate investment portfolios, have approximately
4.0 million retail accounts. The Adviser also serves as administrator for each Fund.

   Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides investment advisory services to the Funds. Under the Advisory Agreement of Managed Dollar, the Fund paid the Adviser an advisory fee at an annual rate of .75 of 1% of the average weekly adjusted net assets of the Fund. Such fee is accrued daily and paid monthly. Under the Advisory Agreement of Global High Income, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

   The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board of Directors approving the advisory agreements of Managed Dollar and Global High Income is available in Managed Dollar's Semi-Annual Report to Shareholders for the six-month period ended March 31, 2009 and Global High Income's Annual Report to Shareholders for its fiscal year ended March 31, 2009, respectively.

Administrator

   The Adviser serves as administrator for Managed Dollar and Global High Income and performs standard administration services for the Funds. Pursuant to an Administration Agreement, Managed Dollar reimburses the Adviser for its costs incurred for providing administrative services. The amount reimbursed by Managed Dollar, as of January 31, 2009, was .12% of average weekly net assets. Pursuant to the Advisory Agreement, Global High Income reimburses the Adviser for its costs incurred for providing administrative services. The amount reimbursed by Global High Income, as of January 31, 2009, was .02% of average weekly net assets.

Other Service Providers

   State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for Managed Dollar and The Bank of New York Mellon, 100 Church Street, New York, NY 10286, serves as custodian for Global High Income. Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940, serves as dividend paying agent, transfer agent and registrar and accounting agent for the Funds. After the Acquisition, The Bank of New York Mellon and Computershare Trust Company will serve, respectively, as custodian and transfer agent for the combined Fund. AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides shareholder services for the Funds. The Funds compensate ABIS for these services.

                              VOTING INFORMATION

   The Directors have fixed the close of business on June 19, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Appendix I to this Prospectus/Proxy Statement lists the total number of Managed Dollar shares outstanding entitled to vote at the Meeting. It also identifies holders of more than five percent of shares of each Fund, and contains information about the executive officers and Directors of the Funds and their shareholdings in the Funds.

   Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free 1-800-652-8683. Shares held for a stockholder through a broker or nominee (who is the stockholder of record for those shares) should be voted by following the instructions provided to the stockholder by the broker or nominee. The telephone and Internet voting instructions to be followed by a stockholder of record, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. Stockholders who authorize proxies through the Internet should be aware that they are responsible for any applicable telecommunication and access charges. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of Managed Dollar at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or, by telephone or through the Internet as indicated above), or by personally attending and voting at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

   Approval of the Proposal by the stockholders of Managed Dollar requires the affirmative vote of a majority of the votes entitled to be cast.

   Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business at the Meeting but will have the effect of a vote against the Proposal. If any proposal, other than the Proposal to be voted on by the stockholders of Managed Dollar, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. Managed Dollar has not received notices of, and is not aware of, any other matter to be presented at the Meeting.

   On May 18, 2009, Bulldog Investors General Partnership ("BIGP"), whose affiliates beneficially owned approximately 5.9% of Managed Dollar's outstanding shares of common stock as of May 19, 2009, filed preliminary proxy materials with the SEC to solicit proxies in opposition to the Acquisition. After discussions with BIGP and its principals, Phillip Goldstein and Andrew Dakos, the Directors determined that it was in the best interests of Managed Dollar to enter into an agreement with BIGP. Under the agreement between BIGP and Managed Dollar, dated May 29, 2009 (the "Agreement"), (1) BIGP agreed, among other things, to abandon its proxy solicitation and to vote its shares in favor of the Acquisition and (2) Managed Dollar agreed to increase the tender offer for its shares, which was scheduled to expire on June 1, 2009, from 5% of the shares of its common stock issued and outstanding on May 1, 2009, or 924,778 shares, to approximately 18% of its shares, or 3,329,202 shares. As a result of the Agreement, the tender offer was extended to June 11, 2009. In their discussions of the tender offer and the potential agreement in meetings on May 21, 2009 and May 29, 2009, the Directors were advised, and took into consideration, that the proposed increase in the tender offer for Managed Dollar's shares would have no material effect on the pro forma expense and income and portfolio repositioning information reviewed by them at the Board Meeting.

   A quorum for the transaction of business by the stockholders of Managed Dollar at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of Managed Dollar entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Directors on the Proposal are not timely received, the persons named as proxies may propose and vote in favor of one or more adjournments of the Meeting, with no other notice than an announcement at the Meeting, for up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

   Managed Dollar has engaged Georgeson Inc. (the "Proxy Solicitor"), 199 Water Street, 26/th/ Floor, New York, NY 10038, to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of approximately $43,000 for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                 LEGAL MATTERS

   The validity of the shares offered hereby will be passed upon for Managed Dollar by Seward & Kissel LLP.

                                    EXPERTS

   The audited financial statements and financial highlights in the Prospectus/Proxy Statement and the SAI have been included in reliance on the reports of Ernst & Young LLP, 5 Times Square, New York, New York 10036, the registered public accounting firm for the Funds, given on their authority as experts in auditing and accounting.

                             FINANCIAL HIGHLIGHTS

   Financial highlights information for each of the Funds is available at Appendix J.

            THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSAL

                                  APPENDIX A

                                   FEE TABLE

   The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a stockholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges and expenses of each Fund as of January 31, 2009, and the estimates for the pro forma combined Fund in its first year following the Acquisition.

                                                                                                  Global High Income
                                                                Managed Dollar Global High Income    (pro forma)
                                                                -------------- ------------------ ------------------
Shareholder Transaction Expenses
  Sales Load (as a percentage of offering price)                     None             None               None
  Dividend Reinvestment Plan Fees(a)                                 None             None               None

Annual Expenses (as a percentage of net assets attributable to common shares)
  Management Fees                                                     .75%             .90%               .90%
  Interest Payments on Borrowed Funds                                 .15%             .07%               .07%
  Other Expenses                                                      .49%             .11%               .11%
Total Annual Expenses(b)                                             1.39%            1.08%              1.08%
Total Annual Expenses Excluding Interest Payment on
  Borrowed Funds                                                     1.24%            1.01%              1.01%

--------
(a)There are no charges with respect to shares issued directly by a Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to a Fund's dividend reinvestment plan agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by a Fund.
(b)In connection with the Acquisition, there are certain other transaction expenses, largely those for legal, accounting, printing and proxy solicitation expenses, and costs associated with the repositioning of Managed Dollar's portfolio to align it with the investment strategies of Global High Income prior to the effective date of the Acquisition. The Board of Directors (the "Directors") of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Acquisition. After considering various alternatives for allocating these costs, the Directors of Managed Dollar agreed that, in the event the Acquisition is approved and completed, the portfolio repositioning costs, which are expected to be between $27,000 and $54,000, will be borne by Managed Dollar. The Acquisition expenses are estimated to be approximately $275,000. Of this amount, $100,000 will be borne by the Adviser; the remainder will be borne by Managed Dollar, which is estimated to equate to $.01 per share. Managed Dollar and the Adviser would bear these costs even if the Acquisition is not approved by Managed Dollar stockholders. The projected annual expense savings are generally not expected to be immediately realized and it would take approximately 10 months for Managed Dollar stockholders to make up the additional cost through the lower expenses of the combined Fund. If a Managed Dollar stockholder sells his or her shares prior to the estimated pay-back period, then that stockholder may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined Fund.

EXAMPLE

   You would pay the following on a $1,000 investment assuming a 5% annual return. The Example assumes the reinvestment of all dividends and distributions at net asset value and reflects all recurring and nonrecurring fees.

                                                             Global High Income
                           Managed Dollar Global High Income    (pro forma)
                           -------------- ------------------ ------------------
 After 1 Year                   $ 14             $ 11               $ 11
 After 3 Years                  $ 44             $ 34               $ 34
 After 5 Years                  $ 76             $ 60               $ 60
 After 10 Years                 $167             $132               $132

   The projected post-Acquisition pro forma Annual Fund Expenses and Example presented above are based upon numerous material assumptions, including that
(1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating Managed Dollar are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Global High Income or the Adviser. Consequently, the Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

                                  APPENDIX B

              COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES/1/

                                   Managed Dollar                Global High income
                            -----------------------------   -----------------------------
Investment Objective        The Fund's primary investment   Same.
                            objective is to seek high
                            current income. Its secondary
                            investment objective is
                            capital appreciation. (F)
                                                Investment Policies
                            -------------------------------------------------------------
Status                      The Fund is a                   Same.
                            non-diversified, closed-end
                            investment company.

80% Policy                  The Fund will invest, under
                            normal circumstances, at
                            least 80% of its net assets
                            in income producing
                            securities.

Investment Policies         The Fund normally invests at    The Fund is permitted to
                            least 35% of its total assets   invest without limit in debt
                            in U.S. corporate               securities, including
                            fixed-income securities. (F)    Sovereign Debt Obligations
                                                            (defined as U.S.
                            The balance of the Fund's       Dollar-denominated debt
                            investment portfolio consists   securities issued or
                            of fixed-income securities      guaranteed by foreign
                            issued or guaranteed by         governments, including
                            foreign governments and         participations in loans
                            non-U.S. corporate              between foreign governments
                            fixed-income securities. The    and financial institutions
                            Fund invests in U.S.            and interests in entities
                            Dollar-denominated foreign      organized and operated for
                            fixed-income securities.        the purpose of restructuring
                                                            the investment
                                                            characteristics of
                                                            instruments issued or
                                                            guaranteed by foreign
                                                            governments), and corporate
                                                            debt, denominated in non-U.S.
                                                            currencies as well as in the
                                                            U.S. Dollar. In addition, the
                                                            Fund may invest without limit
                                                            in emerging and developed
                                                            markets and in debt
                                                            securities of U.S. and
                                                            non-U.S. corporate issuers.

                                                            The Fund will not invest 25%
                                                            or more of its total assets
                                                            in the Sovereign Debt
                                                            Obligations of any one
                                                            country other than the U.S.

High Yield Debt Securities  Substantially all of the        Substantially all of the
                            Fund's assets are invested in   Fund's investments will be in
                            high-yield, high-risk           high yield, high risk debt
                            securities rated below          securities that are low-rated
                            investment-grade and            (i.e., below
                            considered to be                investment-grade) or unrated
                            predominantly speculative.      and in both cases that are
                                                            considered to be
                                                            predominantly speculative as
                                                            regards the issuer's capacity
                                                            to pay interest and repay
                                                            principal.

Currency Hedging                                            The Fund may, but is not
                                                            required to, hedge against
                                                            currency fluctuations, where
                                                            appropriate, to reduce
                                                            currency risk.

Derivatives                 For hedging purposes and        For hedging purposes, the
                            investment purposes, the Fund   Fund may purchase and write
                            may write covered put and       put and call options on U.S.
                            call options and purchase put   and foreign securities and
                            and call options on U.S. and    foreign currencies that are
                            foreign securities that are     traded on U.S. and foreign
                            traded on U.S. and foreign      securities exchanges and
                            securities exchanges and        over-the-counter markets. The
                            over-the-counter markets. The   Fund may also use options
                            Fund may also write call        transactions for non-hedging
                            options for cross hedging       purposes as a means of making
                            purposes. The Fund may also     direct investments in foreign
                            use options transactions for    currencies.
                            non-hedging purposes as a
                            means of making direct          The Fund may enter into
                            investments in foreign          interest rate swaps and
                            currencies.                     interest rate caps and floors
                                                            to hedge its exposure to
                            The Fund may enter into         interest rates and credit
                            interest rate swaps and         risk. The Fund may also enter
                            interest rate caps and floors   into swaps for non-hedging
                            to hedge its exposure to        purposes as a means of making
                            interest rates and credit       direct investments in foreign
                            risk. The Fund may also enter   currencies.
                            into swaps for non-hedging
                            purposes as a means of making
                            direct investments in foreign
                            currencies.

Credit Default Swaps        The Fund may enter into         Same.
                            credit default swaps.

                                 Managed Dollar               Global High income
                          -----------------------------  -----------------------------
Structured Securities     The Fund may invest up to 25%  Same.
                          of its total assets in
                          interests in entities
                          organized and operated solely
                          for the purpose of
                          restructuring the investment
                          characteristics of Sovereign
                          Debt Obligations.

Loan Participations and   The Fund may invest up to 25%  Same.
Assignments               of its total assets in loan
                          participations and
                          assignments.

Convertible Securities    The Fund may invest in         Same.
                          convertible securities.

Preferred Stock           The Fund may invest in         Same.
                          preferred stock.

Concentration             The Fund will not invest 25%   The Fund will not invest 25%
                          or more of its total assets    or more of its total assets
                          in securities of companies     (valued at the time of
                          engaged principally in any     investment) in securities of
                          one industry. (F)              issuers conducting their
                                                         principal business activities
                                                         in the same industry, except
                                                         that this restriction does
                                                         not apply to U.S. Government
                                                         securities. (F)

Loans                     The Fund will not make loans   Same.
                          except through (i) the
                          purchase of debt obligations
                          in accordance with its
                          investment objective and
                          policies; (ii) the lending of
                          portfolio securities; or
                          (iii) the use of repurchase
                          agreements. (F)

Borrowings and Senior     The Fund may not borrow money  The Fund may not borrow money
Securities                or issue senior securities,    or issue senior securities,
                          except that the Fund may, in   except that (a) the Fund may
                          accordance with provisions of  borrow from a bank or other the Investment Company Act of  entity in a privately
                          1940, as amended (the "1940    arranged transaction for (i)
                          Act"), (a) borrow from a bank  the repurchase and/or tenders
                          or other entity in a           for its shares or to pay
                          privately arranged             dividends for purposes of
                          transaction and issue          complying with the Internal
                          commercial paper, bonds,       Revenue Code of 1986, as
                          debentures or notes, in        amended, if after such
                          series or otherwise, with      borrowing there is asset
                          such interest rates,           coverage of at least 300% as
                          conversion rights and other    defined in the 1940 Act and
                          terms and provisions as are    (ii) temporary purposes in an
                          determined by the Board, if    amount not exceeding 5% of
                          after such borrowing or        the value of the total assets
                          issuance there is asset        of the Fund; (b) the Fund may
                          coverage of at least 300% as   enter into reverse repurchase
                          defined in the 1940 Act; (b)   agreements and dollar rolls;
                          issue preferred stock with     and (c) the Fund may write
                          such preferences, conversion   put and call options. (F)
                          and other rights, voting
                          powers, restrictions,
                          limitations as to dividends,
                          qualifications, and terms and
                          conditions of redemption as
                          are determined by the Fund's
                          Board, if after such issuance
                          there is asset coverage of at
                          least 200% as defined in the
                          1940 Act; (c) borrow for
                          temporary or defensive
                          purposes in an amount not
                          exceeding 5% of the value of
                          the total assets of the Fund;
                          (d) enter into reverse
                          repurchase agreements and
                          dollar rolls; and (e) write
                          put and call options. (F)
Money Market Instruments                                 The Fund may also at any
                                                         time, with respect to up to
                                                         20% of its total assets,
                                                         temporarily invest funds
                                                         awaiting reinvestment or held
                                                         for reserves for dividends
                                                         and other distributions to
                                                         stockholders in U.S.
                                                         Dollar-denominated money
                                                         market instruments.

Warrants                  The Fund may invest in         Same.
                          warrants.

Illiquid Securities       The Fund may invest up to 50%  Same.
                          of its total assets in
                          securities that are not
                          readily marketable,
                          including, among others, (i)
                          direct placements or other
                          securities which are subject
                          to legal or contractual
                          restrictions on resale or for
                          which there is no readily
                          available market, and (ii)
                          repurchase agreements not
                          terminable within seven days.

                                   Managed Dollar               Global High income
                            -----------------------------  -----------------------------
Interest Rate Transactions  The Fund may enter into        Same.
                            interest rate swaps and may
                            purchase or sell (i.e.,
                            write) interest rate caps and
                            floors. The Fund expects to
                            enter into these transactions
                            primarily to preserve a
                            return or spread on a
                            particular investment or
                            portion of its portfolio. The
                            Fund may also enter into
                            these transactions to protect
                            against any increase in the
                            price of securities the Fund
                            anticipates purchasing at a
                            later date. The Fund does not
                            intend to use these
                            transactions in a speculative
                            manner.

Forward Commitments         The Fund may enter into        Same.
                            forward commitments for the
                            purchase or sale of
                            securities.

Loans of Portfolio          The Fund may make secured      Same.
Securities                  loans of its portfolio
                            securities to entities with
                            which it can enter into
                            repurchase agreements,
                            provided that cash and/or
                            U.S. Government securities
                            equal to at least 100% of the
                            market value of the
                            securities loaned are
                            deposited and maintained by
                            the borrower with the Fund.
                            The Fund will not lend
                            portfolio securities in
                            excess of 30% of the value of
                            its total assets.

Repurchase Agreements       The Fund may enter into        The Fund may enter into
                            repurchase agreements          repurchase agreements
                            pertaining to the types of     pertaining to the types of
                            securities in which it         securities in which it
                            invests with member banks of   invests with member banks of
                            the Federal Reserve System or  the Federal Reserve System or
                            "primary dealers" in           "primary dealers" in
                            securities in which the Fund   securities in which the Fund
                            may invest.                    may invest. The Fund may
                                                           enter into repurchase
                                                           agreements with respect to up
                                                           to 35% of its total assets.

Reverse Repurchase          The Fund may also use reverse  Same.
Agreements and              repurchase agreements and
Dollar Rolls                dollar rolls as part of its
                            investment strategy.

Standby Commitment          The Fund may from time to      Same.
Agreements                  time enter into standby
                            commitment agreements.

Pledge, Hypothecate,        The Fund may not pledge,       Same.
Mortgage or Encumber        hypothecate, mortgage or
Assets                      otherwise encumber its
                            assets, except to secure
                            permitted borrowings. (F)

Investments for Control     The Fund may not invest in     Same.
                            companies for the purpose of
                            exercising control. (F)

Short Sales                 The Fund may not make short    Same.
                            sales of securities or
                            maintain a short position,
                            unless at all times when a
                            short position is open it
                            owns an equal amount of such
                            securities or securities
                            convertible into or
                            exchangeable for, without
                            payment of any further
                            consideration, securities of
                            the same issuer as, and equal
                            in amount to, the securities
                            sold short ("short sales
                            against the box"), and unless
                            not more than 10% of the
                            Fund's net assets (taken at
                            market value) is held as
                            collateral for such sales at
                            any one time (it being the
                            Fund's present intention to
                            make such sales only for the
                            purpose of deferring
                            realization of gain or loss
                            for federal income tax
                            purposes). (F)

Real Estate                 The Fund may not purchase or   Same.
                            sell real estate, except that
                            it may purchase and sell
                            securities of companies which
                            deal in real estate or
                            interests therein and
                            securities that are secured
                            by real estate, provided such
                            securities are securities of
                            the type in which the Fund
                            may invest. (F)

                                Managed Dollar               Global High income
                         ------------------------------ -----------------------------
Oil, Gas and Minerals    The Fund may not invest in     Same.
                         interests in oil, gas, or
                         other mineral exploration or
                         development programs. (F)

Margin                   The Fund may not purchase      Same.
                         securities on margin, except
                         for such short-term credits
                         as may be necessary for the
                         clearance of transactions. (F)

Underwriting Securities  The Fund may not act as an     Same.
                         underwriter of securities,
                         except that the Fund may
                         acquire restricted securities
                         under circumstances in which,
                         if such securities were sold,
                         the Fund might be deemed to
                         be an underwriter for
                         purposes of the Securities
                         Act of 1933, as amended. (F)

Commodities              The Fund may not purchase or   Same.
                         sell commodities or commodity
                         contracts, including futures
                         contracts (except forward
                         commitment contracts or
                         contracts for the future
                         acquisition or delivery of
                         debt securities). (F)

Investments in Other     The Fund may invest in other   Same.
Investment Companies     investment companies, as
                         permitted under the 1940 Act
                         or the rules and regulations
                         thereunder. The Fund intends
                         to invest uninvested cash
                         balances in an affiliated
                         money market fund as
                         permitted by Rule 12d1-1
                         under the 1940 Act.

                                  APPENDIX C

                     TRADING HISTORY AND SHARE PRICE DATA

   Shares of each of the Funds are traded on the New York Stock Exchange ("NYSE") under the following symbols: Managed Dollar - "ADF" and Global High Income - "AWF." Shares of closed-end management companies frequently trade at discounts from their NAVs, and the Funds' shares have also traded at a discount in recent times. The following tables set forth for each Fund's fiscal quarter within the two most recent fiscal years and each Fund's fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the NAV per share, based on the Fund's computation as of 4:00 p.m. on the NYSE business day corresponding to the dates on which the respective high and low prices were recorded; and (c) the discount or premium to NAV represented by the high and low sales prices shown. The range of NAVs and of premiums and discounts for the shares during the periods shown may be broader than is shown in this table. On March 31, 2009, the closing price per share was $4.88 and $8.29, the NAV per share was $6.03 and $9.58 and the discount to NAV was (19.07)% and (13.47)%, for Managed Dollar and Global High Income, respectively. As of June 19, 2009, the closing price per share was $6.07 and $10.32, the NAV per share was $6.74 and $11.35 and the discount to NAV was (9.94)% and (9.07)%, for Managed Dollar and Global High Income, respectively. For the second quarter of 2009, as of June 19, 2009, Managed Dollar traded at a discount from a high of (20.23)% to a low of (3.99)% and Global High Income traded at a discount from a high of (15.47)% to a low of (6.04)%.

                                                           (Discount) or
           Managed Dollar                Corresponding      Premium to
          FYE: September 30  Sales Price Net Asset Value  Net Asset Value
          -----------------  ----------- --------------- ---------------
           Quarter Ended     High   Low  High     Low      High     Low
            -------------    ----- -----  -----   -----  ------   ------
              12/31/06       $7.88 $7.34 $8.45   $8.23    (6.75)% (10.81)%
              3/31/07        $8.15 $7.83 $8.50   $8.44    (4.12)%  (7.23)%
              6/30/07        $8.19 $7.76 $8.52   $8.35    (3.87)%  (7.07)%
              9/30/07        $7.78 $6.50 $8.30   $7.99    (6.27)% (18.65)%
              12/31/07       $7.33 $7.03 $8.33   $8.10   (12.00)% (13.21)%
              3/31/08        $7.29 $6.83 $8.02   $7.83    (9.10)% (12.77)%
              6/30/08        $7.56 $6.89 $8.05   $7.75    (6.09)% (11.10)%
              9/30/08        $6.86 $5.06 $7.71   $7.23   (11.02)% (30.01)%
              12/31/08       $5.40 $3.47 $6.90   $5.36   (21.74)% (35.26)%
              3/31/09        $5.23 $4.08 $6.05   $5.69   (13.55)% (28.30)%

                                                           (Discount) or
       Global High Income                Corresponding      Premium to
         FYE: March 31      Sales Price  Net Asset Value  Net Asset Value
       ------------------  ------------- --------------- ---------------
         Quarter Ended      High   Low    High    Low      High     Low
         -------------     ------ ------ ------  ------  ------   ------
           6/30/07         $14.25 $13.23 $15.20  $14.61   (5.32)%  (9.45)%
           9/30/07         $13.83 $11.45 $14.67  $13.79   (5.73)% (16.97)%
           12/31/07        $13.67 $12.38 $14.76  $14.43   (7.38)% (14.21)%
           3/31/08         $13.41 $12.59 $13.99  $14.24   (4.15)% (11.59)%
           6/30/08         $14.09 $12.78 $14.08  $13.59   (0.07)%  (5.96)%
           9/30/08         $12.72 $ 8.60 $13.35  $12.52   (4.72)% (31.31)%
           12/31/08        $10.30 $ 5.97 $11.97  $ 9.00  (13.95)% (33.67)%
           3/31/09         $ 9.32 $ 6.50 $ 9.46  $ 8.89   (1.48)% (26.88)%

                                  APPENDIX D

                  DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

   Each Fund is subject to market risk, interest rate risk, credit risk, leverage risk, foreign (non-U.S.) risk and diversification risk. Global High Income is also subject to emerging market risk and currency risk because it may invest more of its assets in emerging market and non-U.S. Dollar-denominated fixed-income securities. Each of these risks and other potential risks are more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Market Risk and Net        This is the risk that the value of a Fund's
  Asset Value of Shares    investments will fluctuate as the stock or bond
                           markets fluctuate and that prices overall will decline over shorter- or longer-term periods. Shares of common stock of closed-end investment companies, such as the Funds, frequently trade at a discount to their NAVs. Whether an investor will realize gains or losses upon the sale of shares of a Fund does not depend directly upon changes in the Fund's NAV, but rather upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of the shares of each Fund is determined by such factors as relative demand for and supply of the shares in the market, general market and economic conditions, changes in the Fund's NAV and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that each Fund's NAV may decrease.

Interest Rate Risk         Changes in interest rates will affect the value of a
                           Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities or durations.

Credit Risk                This is the risk that the issuer or the guarantor of
                           a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.
                           The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase of the security, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Leverage Risk              When a Fund borrows money or otherwise leverages its
                           portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money.

Foreign (Non-U.S.) Risk    A Fund's investments in securities of non-U.S.
                           issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S.
                           issuers. Reporting, accounting, and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a country other than the U.S. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Emerging Market Risk       Foreign investment risk may be particularly high to
                           the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign
                           (non-U.S.) countries.

Currency Risk              This is the risk that fluctuations in the exchange
                           rates between the U.S. Dollar and foreign (non-U.S.)
                           currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

Derivatives Risk           The Funds may use derivatives. These investment
                           strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

Liquidity Risk             Liquidity risk exists when particular investments
                           are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price.
                           Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Non-Diversification Risk   A Fund may have more risk if it is "non-diversified"
                           meaning that it can invest more of its assets in a smaller number of companies than many other funds.

Management Risk            Each Fund is subject to management risk because it
                           is an actively managed investment portfolio. The
                           Adviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

                                  APPENDIX E

                               OTHER INFORMATION

   The following information provides only a summary of the key features of the organizational structure, governing documents, and stockholder services of the Funds.

   Each Fund is organized as a Maryland corporation. The Bylaw provisions that govern each of the Funds are the same. Unless noted below, there are no significant differences between the Funds in terms of their respective corporate organizational structures.

   The procedures available to a Fund's stockholders for calling stockholders' meetings and for the removal of directors are the same. Under the Funds' charters, a director may be removed only for cause at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of 75% of all the votes entitled to be cast for the election of directors. Stockholder-requested special meetings of stockholders for any purpose may be called by a Fund's Secretary only upon the written request of holders of shares entitled to cast not less than a majority of the votes entitled to be cast at a meeting.

   Except as otherwise required by law, the presence in person or by proxy of the holders of a majority of the shares entitled to be cast constitutes a quorum at any meeting of stockholders of a Fund. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to various exceptions, each Fund's charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Bylaws of each Fund provides that each director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. For other matters not requiring a vote under the Investment Company Act of 1940 (the "1940 Act"), when a quorum is present, the affirmative vote of a majority of the votes cast shall decide any question brought before such meeting unless a statute or charter requires a higher voting margin.

Shares of Common Stock of the Funds

   There are no subscription/preemptive or exchange rights under any of the charters. Each share of a Fund has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. Under the rules of the New York Stock Exchange applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

Distributions

   The Funds intend to distribute all of their net investment income. Dividends from such net investment income will be declared and paid monthly to stockholders. All net realized long- or short-term capital gains, if any, will be distributed at least annually. To permit a Fund to maintain a more stable monthly distribution, a Fund may, from time to time, pay out less than the entire amount of net investment income and net realized short-term capital gains earned in any particular period. Any such amount retained by a Fund would be available to stabilize future distributions. As a result, distributions paid by a Fund for any particular period may be more or less than the amount of net investment income and net realized short-term capital gains actually earned by the Fund during such period. There are no assurances that a Fund will be able to maintain a constant level of monthly distributions to stockholders.

   Distributions are taxable to stockholders as ordinary income or capital gains. Stockholders may be proportionately liable for taxes on income and gains of a Fund but stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Fund distributes written notice to stockholders regarding the tax status of all distributions made during each calendar year.

Dividend Reinvestment Plans

   Stockholders of a Fund whose shares are registered in their own names may elect to be participants in a Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP"), under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). Assuming the Acquisition is approved, the DRIP stockholders of Managed Dollar will automatically be enrolled in the DRIP for Global High Income. Computershare Trust Company N.A. acts as the agent for participants under the Global High Income DRIP. Stockholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the DRIP, unless the automatic reinvestment service is not provided by the particular broker or nominee or the stockholder elects to receive distributions in cash.

   Stockholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by Computershare Trust Company N.A. as dividend paying agent.

   The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

   A stockholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and stockholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record dated of at least 10 days after the date on which the election is received. A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

   All correspondence concerning the DRIP for Global High Income should be directed to Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

Repurchase of Shares

   Each Fund's Board of Directors ("Directors") has determined that it would be in the interest of stockholders of a Fund to attempt to reduce or eliminate any market value discount should it exist. To that end, Managed Dollar has a policy to conduct annual tender offer in the second quarter of each year if its shares trade at a discount from net asset value ("NAV") of 3% or more determined on the basis of the discount or premium as of the last trading day in each week during a designated 12-week period. Global High Income has no mandatory tender offer provision. However, Global High Income has a policy that the Fund would take such actions and the Directors would only consider such actions if the Fund's shares had been trading at a discount to NAV in excess of 5% as of the last day of each week in the 12 weeks preceding a Board meeting. The Directors of Global High Income presently intend each quarter to consider the making of a tender offer. The Directors may at any time, however, decide that the Fund should not make a tender offer. The Directors of Global High Income have not determined that it is in the best interest of the Fund to repurchase shares or conduct a tender offer even though the Fund's shares at times have traded at a discount to NAV in excess of 5%.

   Any tender offer made by a Fund will be at a price equal to the NAV of the shares on a date subsequent to receipt by the Fund of all tenders. Each offer will be made and stockholders notified in accordance with the requirements of the Securities and Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Directors, a stockholder wishing to accept the offer will be required to tender all (and not less than all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the United States Internal Revenue Code of 1986, as amended). A Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). When the number of shares tendered exceeds the number of shares offered for purchase, a Fund will purchase shares from tendering stockholders on a pro rata basis, unless the Fund determines not to purchase any shares. Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. A Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, a Fund's stockholders will be able to obtain the Fund's current NAV by use of a toll-free telephone number.

Certain Anti-Takeover Provisions of the Funds' Charters and Bylaws

   The Funds presently have provisions in their Charters and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions.

   The Directors of each Fund is divided into three classes, each having a term of three years. Each class of Directors serves for a three year term. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Directors (although under Maryland law procedures are available for the removal of directors even if they are not then standing for reelections and under the SEC regulations procedures are available for including stockholder proposals in management's annual proxy statement). Such a system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for a Fund's stockholders to change the majority of directors. Generally, under a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and certain amendments to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Charter relating to such transactions:

       (i)merger, consolidation or statutory share exchange of the Fund with or into any corporation, person or other entity;

      (ii)issuance of any securities of the Fund to any corporation, person or other entity for cash;

     (iii)sale, lease or exchange of all or any substantial part of the assets of the Fund to any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000); or

      (iv)sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000);

   if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain conditions, the Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of a Fund's assets the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

   The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

Indemnification and Liability of Directors and Officers

   The charters of each of the Funds generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

   Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Each Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                  APPENDIX F

           FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
BETWEEN ACM MANAGED DOLLAR INCOME FUND, INC. AND ALLIANCEBERNSTEIN GLOBAL HIGH
                               INCOME FUND, INC.

   This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made as of this 8th day of May, 2009, by and between AllianceBernstein Global High Income Fund, Inc. (the "Acquiring Fund"), a Maryland corporation, ACM Managed Dollar Income Fund, Inc. (the "Acquired Fund"), a Maryland corporation, and AllianceBersntein L.P. (the "Adviser").

   WHEREAS, the Acquiring Fund and the Acquired Fund are closed-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Exchange Act of 1934, as amended (the "1934 Act") and shares of common stock of each Fund are currently purchased and sold on the New York Stock Exchange (the "NYSE");

   WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Acquired Fund in exchange for shares of equal net asset value of the Acquiring Fund ("Acquisition Shares") and the distribution of such shares of the Acquiring Fund to the stockholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter dissolve; and

   WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

   Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1. Definitions.

   In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act                   Securities Act of 1933, as amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund's books.

Closing Date               Such date as the parties may agree.

Effective Time             5:00 p.m., Eastern time, on the Closing Date, or
                           such other time as the parties may agree to in writing.

Financial Statement        The audited financial statements of the relevant
                           Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities                All liabilities, expenses and obligations of any
                           kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration
  Statement                The Registration Statement of the Acquiring Fund on
                           Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time             The close of regular session trading on the NYSE on
                           the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV A Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2. Regulatory Filings.

   The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Stockholder Action.

   As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a stockholders meeting to consider and approve the Acquisition and this Plan and such other matters as the Board of Directors may determine. Such approval by the stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

4. Transfer of the Acquired Fund's Assets.

   The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

    (a)On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

    (b)Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing
       (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Section 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ended on September 30, 2008, and for the short taxable year beginning on October 1, 2008, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

    (c)At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and
       (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

    (d)Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

    (e)The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

       (1)The value of the Assets less the Liabilities of the Acquired Fund, determined as of the Valuation Time, shall be divided by the then NAV of one Acquisition Share, and, in exchange for the transfer of the Assets, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of full Acquisition Shares so determined that are allocable to all shares held by or for those stockholders of the Acquired Fund on a stockholder by stockholder basis plus fractional Acquisition Shares, rounded to the second decimal place or such other decimal place as the parties may agree to in writing, allocable to those stockholders of the Acquired Fund that at the Effective Time participate in the Acquired Fund's Dividend Reinvestment Plan ("DRIP Stockholders"), regardless of whether the shares of the Acquired Fund with respect to which such fractional Acquisition Shares are to be issued and delivered are held by or for the DRIP Stockholders directly or in the Acquired Fund's Dividend Reinvestment Plan. The Acquiring Fund shall at the same time deliver to the Acquired Fund cash in lieu of any fractional Acquisition Shares allocable to those stockholders of the Acquired Fund that are not DRIP Stockholders;

       (2)The NAV of the Acquisition Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with the Acquiring Fund's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

       (3)The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Bank of New York, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

    (f)Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Liquidation and Dissolution of the Acquired Fund, Registration of Acquisition Shares and Access to Records.

   The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

    (a)At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall liquidate by transferring pro rata to its stockholders of record, the Acquisition Shares and cash it receives pursuant to Section 4(e)(1) of this Plan. The Acquiring Fund shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund stockholders and the amounts of Acquisition Shares that the former Acquired Fund stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Acquired Fund's shares will be shown on the books of the Acquiring Fund's transfer agent.

       Following distribution by the Acquired Fund to its stockholders of all the Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably possible after the Effective Time, including filing of Articles of Dissolution with SDAT.

    (b)At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6. Certain Representations and Warranties of the Acquired Fund.

   The Acquired Fund represents and warrants to the Acquiring Fund as follows:

    (a)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (c)The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Acquired Fund's Charter (the "Acquired Fund Charter"), its Bylaws (the "Acquired Fund Bylaws") or any material agreement to which the Acquired Fund is subject. Except for the approval of its stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

    (d)The Acquired Fund has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e)The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholders meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f)The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

    (g)The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

    (h)At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

    (i)The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

    (j)To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

    (k)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

    (l)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, that if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

    (m)The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (n)For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning October 1, 2008, and will continue to apply through the Closing Date.

    (o)Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

    (p)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.

    (q)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in paragraph 4(e)(1).

    (r)The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such stockholder as provided by Section 3406 of the Code and the regulations thereunder.

7. Certain Representations and Warranties of Acquiring Fund.

   The Acquiring Fund represents and warrants to the Acquired Fund as follows:

    (a)The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)The Acquiring Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

    (c)The Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (d)The Board of Directors of the Acquiring Fund has duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not violate the Charter of the Acquiring Fund (the "Acquiring Fund Charter"), its Bylaws (the "Acquiring Fund Bylaws") or any material agreement to which the Acquiring Fund is subject. Except for the approval of its Board, the Acquiring Fund does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

    (e)The Acquiring Fund has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

    (f)The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    (g)The Acquiring Fund has duly authorized and validly issued all issued and outstanding Acquisition Shares, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquisition Shares referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

    (h)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

    (i)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (j)The Acquiring Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquiring Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (k)For federal income tax purposes, the Acquiring Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquiring Fund for the remainder of its current taxable year beginning April 1, 2009, and will continue to apply through the Closing Date.

    (l)The Financial Statements of the Acquiring Fund, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of the Acquiring Fund's most recent fiscal year-end and the results of the Acquiring Fund's operations and changes in the Acquiring Fund's net assets for the period indicated.

    (m)Since the date of the Financial Statements of the Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

    (n)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

    (o)The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8. Conditions to the Obligations of the Acquiring Fund and the Acquired Fund.

   The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Acquired Fund Charter, the Acquired Fund Bylaws and applicable law. If stockholders of the Acquired Fund fail to approve the Acquisition as required, that failure shall release the Funds of their obligations under this Plan.

    (b)The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

    (c)The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

    (d)There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

    (e)The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

       (1)the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (2)a stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund solely for Acquisition Shares, except with respect to cash received in lieu of a fractional share of the Acquiring Fund in connection with the Acquisition;

       (3)neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Fund in exchange for Acquisition Shares (plus cash in lieu of fractional shares) and the assumption by Acquiring Fund of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares and cash to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

       (4)the holding period and tax basis of the Assets acquired by the Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

       (5)the aggregate tax basis of the Acquisition Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor, decreased by any cash received and increased by any gain recognized on the exchange;

       (6)the holding period of the Acquisition Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date;

       (7)The Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code; and

       (8)any gain or loss realized by a stockholder of the Acquired Fund upon the sale of a fractional share of the Acquiring Fund to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the stockholder, will be a capital gain or loss.

          The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

          Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

       (f)The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and to the knowledge of the Acquiring Fund is not contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

       (g)No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

       (h)The SEC shall not have issued any unfavorable advisory report under
          Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

       (i)Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 13 of this Plan.

       (j)The NYSE shall have approved, upon official notice of issuance, the listing of the Acquisition Shares to be issued and delivered to the Acquired Fund pursuant hereto.

9. Conditions to the Obligations of the Acquired Fund.

   The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

       (1)The Acquiring Fund is a corporation duly incorporated, existing and in good standing under the laws of the State of Maryland and is a closed-end, management investment company registered under the 1940 Act and duly registered under the 1934 Act;

       (2)This Plan has been duly authorized, executed and delivered by the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

       (3)The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and, when issued in accordance with this Plan and the resolutions of the Board of Directors authorizing the issuance thereof, will be validly issued, fully paid and non-assessable;

       (4)The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Acquiring Fund Charter or the Acquiring Fund Bylaws or any agreement of the Acquiring Fund known to such counsel, after reasonable inquiry; and

       (5)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquiring Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

       In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

    (b)The Acquired Fund shall have received a letter from the Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.Conditions to the Obligations of the Acquiring Fund.

   The obligations of the Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

       (1)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end management investment company registered under the 1940 act and duly registered under the 1934 Act;

       (2)This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

       (3)The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Acquired Fund Charter or the Acquired Fund Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry; and

       (4)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

    (b)The Acquiring Fund shall have received a letter from the Adviser agreeing to indemnify the Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to the Acquiring Fund.

11.Closing.

    (a)The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time place as the parties may agree.

    (b)In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

    (c)The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of the Acquiring Fund. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

    (d)At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

12.Survival of Representations and Warranties.

   No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

13.Termination of Plan.

   A majority of either Fund's Board of Directors may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if:
(i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its stockholders and gives notice of such termination to the other party.

14.Governing Law.

   This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.Brokerage Fees.

   Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

16.Amendments.

   The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time before or after the stockholders of the Acquired Fund approve the Acquisition. However, after stockholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.Waivers.

   At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.Indemnification of Directors.

   The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund Charter and the Acquired Fund Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

19.Other Matters.

   Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Acquisition is, to the Acquiring Fund's knowledge, an affiliate of a party to the Acquisition pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

       THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ACQUIRING FUND (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

20.Cooperation and Further Assurances.

   Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

21.Updating of N-14 Registration Statement.

   If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

22.Limitation on Liabilities.

   The obligations of the Acquired Fund and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or the Acquiring Fund personally, but shall bind only the Acquired Fund or Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate.

23.Termination of the Acquired Fund.

   If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and will liquidate and dissolve.

24.Notices.

   Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

   For the Acquired Fund:

             ACM Managed Dollar Income Fund, Inc.
             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

   For the Acquiring Fund:

             AllianceBernstein Global High Income Fund, Inc.
             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

25.Expenses.

   The Acquisition expenses shall be shared by the Acquired Fund and the Adviser. The Adviser will pay the first $100,000 of the Acquisition expenses and the Acquired Fund will pay all amounts in excess of that amount.

26.General.

   This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

   In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

AllianceBernstein Global High Income Fund, Inc.

Attest:

                                             By:
---------------------------------------------    -------------------------------------------

Name:                                            Name:
         ------------------------------------            -----------------------------------

Title:                                           Title:
         ------------------------------------            -----------------------------------

ACM Managed Dollar Income Fund, Inc.

Attest:

                                             By:
---------------------------------------------    -------------------------------------------

Name:                                            Name:
         ------------------------------------            -----------------------------------

Title:                                           Title:
         ------------------------------------            -----------------------------------

Accepted and agreed with respect to Section 25 only:

AllianceBernstein L.P.

By:AllianceBernstein Corporation, its General Partner


By:
    --------------------------------------------

    Name:
            ------------------------------------

    Title:
            ------------------------------------

                                  APPENDIX G

                                CAPITALIZATION

   The following table sets forth (i) the capitalization of the Funds and
(ii) the pro forma capitalization of the combined Fund as adjusted giving effect to the proposed acquisition of assets at net asset value as of April 10, 2009:

                                                                       Global High
                         Managed      Global High                        Income
                         Dollar         Income        Adjustments    (pro forma)/(1)/
                    ------------      ------------ -----------       ---------------
Total Net Assets    $114,486,560      $754,946,994 $   (40,000)*      $869,393,554
Shares Outstanding    18,495,567        76,336,108  (6,919,474)/(2)/    87,912,201
NAV Per Share       $       6.19/(3)/ $       9.89          --        $       9.89

--------
*  Portfolio repositioning costs.
(1)Assumes the Acquisition was consummated on April 10, 2009 and is for information purposes only. No assurance can be given as to how many shares of Global High Income will be received by stockholders of Managed Dollar on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Global High Income that will actually be received on or after such date.
(2)In connection with the Acquisition, shares of Global High Income will be issued to the stockholders of Managed Dollar. The number of shares assumed to be issued is equal to the net asset value of Managed Dollar divided by the net asset value per share of Global High Income as of April 20, 2009.
(3)Estimated costs associated with the Acquisition in the amount of $175,000 were assumed to have been borne by Managed Dollar and reflected in the NAV of Managed Dollar as of April 10, 2009.

                                  APPENDIX H

                               LEGAL PROCEEDINGS

   On October 2, 2003, a purported class action complaint entitled Hindo et al.
v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

   Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Securities and Exchange Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004.

   On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages remain pending.

   It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Fund's shares or other adverse consequences to a Fund. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

                                  APPENDIX I

                          SHARE OWNERSHIP INFORMATION

Shares Outstanding

   As of June 19, 2009 each Fund had the following number of shares of common stock outstanding.

                                       Number of Outstanding
                                             Shares of
                   Fund                    Common Stock
                   ----                ---------------------
                   Managed Dollar           15,166,366
                   Global High Income       76,336,108

Ownership of Shares

   As of June 19, 2009, the directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund and, to the knowledge of each Fund, no person owned, either of record or beneficially, 5% or more of the outstanding shares of the Fund.

                                  APPENDIX J

                          FINANCIAL HIGHLIGHTS TABLE

   The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Funds, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                              Global High Income

                                                                                   Year Ended March 31,
                                                                --------------------------------------------------------
                                                                   2009        2008         2007        2006       2005
                                                                --------   ----------   ----------   --------   --------
Net asset value, beginning of period........................... $  13.81   $    15.19   $    14.54   $  13.55   $  13.59
                                                                --------   ----------   ----------   --------   --------
Income From Investment Operations
Net investment income(a).......................................     1.07         1.07          .91        .90        .87
Net realized and unrealized gain (loss) on investment
 transactions..................................................    (3.77)        (.77)         .72        .99       (.08)
                                                                --------   ----------   ----------   --------   --------
Net increase (decrease) in net asset value from operations.....    (2.70)         .30         1.63       1.89        .79
                                                                --------   ----------   ----------   --------   --------

Less: Dividends and Distributions
Dividends from net investment income...........................    (1.10)       (1.13)        (.98)      (.90)      (.83)
Distributions from net realized gain on investment and foreign
 currency transactions.........................................     (.43)        (.55)        0.00       0.00       0.00
                                                                --------   ----------   ----------   --------   --------
Total dividends and distributions..............................    (1.53)       (1.68)        (.98)      (.90)      (.83)
                                                                --------   ----------   ----------   --------   --------
Net asset value, end of period................................. $   9.58   $    13.81   $    15.19   $  14.54   $  13.55
                                                                ========   ==========   ==========   ========   ========
Market value, end of period.................................... $   8.29   $    13.10   $    13.85   $  12.59   $  11.80
Premium/(Discount).............................................   (13.47)%      (5.14)%      (8.82)%   (13.41)%   (12.92)%
Total Return...................................................
Total investment return based on:(b)...........................
  Market value.................................................   (25.76)%       7.09%       18.52%     14.62%     (1.96)%
  Net asset value..............................................   (18.61)%       2.94%       12.55%     15.28%      6.94%

Ratios/Supplemental Data
  Net assets, end of period (000's omitted).................... $731,148   $1,054,559   $1,027,252   $983,788   $916,838
  Ratio to average net assets of:
   Expenses....................................................     1.07%        1.53%        1.68%      1.23%      1.30%
   Expenses, excluding interest expense(c).....................     1.01%        1.00%        1.06%      1.15%      1.28%
   Net investment income.......................................     9.18%        7.34%        6.24%      6.33%      6.50%
Portfolio turnover rate........................................       39%          67%          68%        79%       147%

                                Managed Dollar

                                                         Six Months
                                                           Ended                      Year Ended September 30,
                                                       March 31, 2009  -----------------------------------------------------
                                                        (unaudited)       2008        2007       2006       2005     2004(d)
                                                       --------------  --------    --------   --------   --------   --------
Net asset value, beginning of period..................    $   7.00     $   8.29    $   8.22   $   8.28   $   7.87   $   7.68
                                                          --------     --------    --------   --------   --------   --------
Income From Investment Operations
Net investment income(a)..............................         .26          .55         .54        .58        .65        .76
Net realized and unrealized gain (loss) on investment
 transactions.........................................        (.95)       (1.28)        .09       (.05)       .43        .23
Contributions from Adviser............................        0.00         0.00(e)     0.00       0.00       0.00       0.00
                                                          --------     --------    --------   --------   --------   --------
Net increase (decrease) in net asset value from
 operations...........................................        (.69)        (.73)        .63        .53       1.08        .99
                                                          --------     --------    --------   --------   --------   --------

Less: Dividends
Dividends from net investment income..................        (.28)        (.56)       (.56)      (.59)      (.67)      (.80)
                                                          --------     --------    --------   --------   --------   --------
Net asset value, end of period........................    $   6.03     $   7.00    $   8.29   $   8.22   $   8.28   $   7.87
                                                          --------     --------    --------   --------   --------   --------
Market value, end of period...........................    $   4.88     $   5.22    $   7.31   $   7.37   $   7.74   $   7.87
                                                          ========     ========    ========   ========   ========   ========
Premium/(Discount)....................................      (19.07)%     (25.43)%    (11.82)%   (10.34)%    (6.52)%        0%
Total Return
Total investment return based on:(b)..................
  Market value........................................        (.74)%     (22.66)%      6.55%      3.07%      7.10%      6.91%
  Net asset value.....................................       (8.54)%      (8.53)%*     8.34%      7.46%     14.57%     13.45%

Ratios/Supplemental Data
  Net assets, end of period (000's omitted)...........    $111,614     $129,449    $161,317   $168,449   $178,560   $178,735
  Ratio to average net assets of:
   Expenses...........................................        1.68%(f)     1.40%       1.56%      1.71%      1.49%      1.44%
   Expenses, excluding interest expense(g)............        1.56%(f)     1.12%       1.13%      1.13%      1.13%      1.15%
   Net investment income..............................        8.87%(f)     6.91%       6.42%      7.10%      8.06%      9.76%
Portfolio turnover rate...............................           6%          26%         42%        55%        63%        95%

--------
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c)Excludes net interest expense of .06%, .53%, .62%, and .08%, respectively, on borrowings.
(d)As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain(loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended September 30, 2004, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain
   (loss) on investment transactions per share by $0.01, and decrease the ratios of net investment income and expenses to average net assets by 0.15%.
(e)Amount is less than $0.005.
(f)Annualized.
(g)Excludes net interest expense of .12%, .28%, .43%, .58%, .36%, and .29%, respectively, on borrowings.
* Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund's performance for the year ended September 30, 2008 by 0.02%.

                 ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 23, 2009

This Statement of Additional Information ("SAI") relates to the proposed acquisition (the "Acquisition") of all of the assets and liabilities of ACM Managed Dollar Income Fund, Inc. ("Managed Dollar") by AllianceBernstein Global High Income Fund, Inc. ("Global High Income") in exchange solely for shares of Global High Income, and cash in lieu of fractional shares for those stockholders who do not participate in Managed Dollar's Dividend Reinvestment and Cash Purchase Plan ("DRIP"). (Global High Income and Managed Dollar are each a "Fund" and collectively, the "Funds").

          AllianceBernstein, L.P. (the "Adviser") serves as investment adviser to the Funds. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated June 23, 2009 (the "Prospectus/Proxy Statement") of Global High Income which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of Managed Dollar in exchange for shares of Global High Income and the assumption by Global High Income of all the liabilities of Managed Dollar. Managed Dollar would distribute the Global High Income shares it receives to its shareholders in complete liquidation of the Fund. Global High Income will be the survivor for accounting purposes.

          This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission ("SEC") and is available upon request and without charge by writing to a Fund at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672. This SAI incorporates by reference the entire Prospectus/Proxy Statement.

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT OBJECTIVES AND POLICIES............................................2
INVESTMENT PRACTICES..........................................................6
INVESTMENT RESTRICTIONS......................................................11
RISK FACTORS AND SPECIAL CONSIDERATIONS......................................12
MANAGEMENT OF THE FUNDS......................................................18
VALUATION OF PORTFOLIO SECURITIES............................................31
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN.................................33
DESCRIPTION OF COMMON STOCK..................................................35
PORTFOLIO TRANSACTIONS.......................................................36
DISTRIBUTIONS................................................................37
TAXATION.....................................................................38
PROXY VOTING.................................................................41
LEGAL MATTERS................................................................42
EXPERTS......................................................................42
FINANCIAL STATEMENTS.........................................................43
APPENDIX A - BOND RATINGS...................................................A-1

          The following supplements the information contained in the Prospectus/Proxy Statement concerning the Funds. Global High Income and Managed Dollar are each a non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL. The Funds are non-diversified, closed-end management investment companies. The primary investment objective of the Funds is to seek high current income, with a secondary investment objective of capital appreciation. In seeking to achieve its investment objectives, each Fund invests principally in fixed-income securities issued or guaranteed by foreign governments and U.S. and non-U.S. corporate fixed-income securities and utilizes certain other investment techniques, including options, futures, forwards and swaps, intended to enhance income and reduce market risk. Global High Income may also invest in non-U.S. Dollar-denominated fixed-income securities. The Funds are designed primarily for long term investment and investors should not consider any Fund to be a short-term trading vehicle. As with all investment companies, there can be no assurance that a Fund's objective will be achieved.

Global High Income is permitted to invest without limit in fixed-income securities, including Sovereign Debt Obligations (as defined below) and corporate fixed-income securities, denominated in non-U.S. currencies as well as in the U.S. Dollar. In addition, the Fund may invest without limit in emerging and developed markets and in fixed-income securities of U.S. and non-U.S. corporate issuers. Managed Dollar has adopted a fundamental policy that, under normal circumstances, the Fund will invest at least 35% of its total assets in U.S. corporate fixed-income securities. The balance of the Fund's investment portfolio consists of Sovereign Debt Obligations (as defined below) and non-U.S. corporate fixed-income securities. Managed Dollar invests in U.S. Dollar-denominated foreign fixed-income securities. Each Fund's investment objective and Managed Dollar's fundamental policies (and each Fund's investment restrictions set forth below under "Investment Restrictions") may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities," which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. A Fund's other investment policies described below, except as set forth under "Investment Restrictions," are not fundamental and may be changed by the Fund without stockholder approval.

SOVEREIGN DEBT OBLIGATIONS. Sovereign Debt Obligations are U.S. Dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments.

Sovereign Debt Obligations held by the Funds will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations.

HIGH YIELD DEBT SECURITIES. Substantially all of Global High Income's and Managed Dollar's assets will be in high yield, high risk debt securities that are low-rated (i.e., below investment grade) or unrated and in both cases that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

STRUCTURED SECURITIES. The Funds may invest in securities issued in structured financing transactions, which generally involve aggregating various types of debt in a pool or special purpose entity and then issuing new securities. Each Fund may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured
Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Each Fund may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by a Fund to be the issuer of a Participation or Assignment for purposes of the Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (for this purpose, each foreign government is treated as a separate industry).

A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

ZERO COUPON OBLIGATIONS. The funds may invest in Zero Coupon Obligations, including Treasury bills and the principal components of U.S. Treasury bonds, U.S. Treasury notes and obligations of U.S. government agencies or instrumentalities. A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by a Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Fund's categorization of U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Fund will not be subject to any limitations on their purchase.

Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Funds) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objective.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. Each Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

Each Fund may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in securities in which the Fund may invest. Each Fund may enter into repurchase agreements with respect to up to 35% of its total assets. Each Fund currently enters into repurchase agreements only with its custodian and such primary dealers.

U.S. CORPORATE FIXED-INCOME SECURITIES. The Funds may invest in U.S. corporate fixed income securities which include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, a Fund may invest in the latter since they may provide attractive returns with somewhat less risk. Each Fund expects to invest in high yield, high risk lower rated securities (i.e., securities rated lower than Baa3 by Moody's or BBB- by S&P) and in unrated securities of comparable credit quality. Unrated securities will be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

OTHER SECURITIES. While the principal investment strategies of the Funds emphasize investment in Sovereign Debt Obligations, a Fund may, where consistent with its investment objective, invest in securities other than Sovereign Debt Obligations, including options, warrants, reverse repurchase agreements and swaps, as discussed below under the caption "Investment Practices."

The Funds may also at any time temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to stockholders in such U.S. Dollar-denominated money market instruments.

Illiquid Securities. Each Fund may invest up to 50% of its total assets in illiquid securities. These securities include, among others, (i) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids of offers), and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation. The Adviser will monitor such securities and in reaching decisions concerning their marketability will consider, among other things, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (v) any applicable SEC interpretation or position with respect to such type of securities.

                              INVESTMENT PRACTICES

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

Options on U.S. and Foreign Government Securities. For hedging and investment purposes, the Funds may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

The premium paid by the purchaser of an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss or premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

If a put option written by a Fund were exercised the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. These risks involved in writing a call option is that there could be an increase in the market value or the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. A Fund retains the premium received from writing a put or call option whether or not the option is exercised.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Warrants. The Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. The Funds may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments.

Lending of Portfolio Securities. In order to increase income, a Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in the form of cash of U.S. Government Securities. Under each Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to a Fund and the Fund will have the right, on demand, to call back the loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, a Fund's Adviser (subject to review by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay a Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. A Fund may pay fees to arrange the loans. A Fund will not lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, Director, employee or affiliate of the Fund or the Adviser.

Forward Commitments. A Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event such as approval of a proposed financing by appropriate municipal authorities (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if sold, the proceeds to be received, in determining the net asset value ("NAV") of its shares. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rate and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if a Fund's Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued of forward transactions at prices inferior to then current market values. No forward commitments will be made by a Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, a Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid high-grade debt securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities, themselves. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. The Funds may from time to time enter into standby commitment agreements. A Fund enters into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that are considered advantageous to the Fund and that are unavailable on a firm commitment basis. Each Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 50% of its assets taken at the time of acquisition of such commitment of security.

Short Sales. A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, a Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) would be held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. It is the Funds' present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. Certain special federal income tax considerations may apply to short sales, which are entered into by a Fund.

Reverse Repurchase Agreements. Each Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

A Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Swap. Each Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

A Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the  statement  of  operations.  Fluctuations  in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Interest Rate Swap Agreements. The Funds may enter into interest rate swaps and may purchase or sell (i.e., write) interest rate caps and floors. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Credit Default Swap Agreements. The Funds may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Future Developments. A Fund may, following written notice to its stockholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                             INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities as defined above. The percentage limitations set forth below, as well as those described in the Prospectus/Proxy Statement and elsewhere in this SAI, apply only at the time an investment is made or other relevant action is taken by a Fund.

          1. Each Fund will not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          2. Each Fund will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government Securities;

          3. Each Fund will not borrow money, except a Fund may borrow (a) from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act, and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

          4. Each Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          5. Each Fund will not invest in companies for the purpose of exercising control;

          6. Each Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

          7. Each Fund will not (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are Sovereign Debt Obligations; (b) purchase or sell commodities or commodity contracts; (c) invest in interests in oil, gas, or other mineral exploration or development programs; and (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions;

          8. Each Fund would own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company; and

          9. Each fund will not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

General. The NAV of shares of a Fund varies as the aggregate value of the Fund's portfolio securities increases or decreases. A Fund's NAV changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. If the Adviser's expectation of changes in interest rates or its evaluation of the normal yield relationships in the fixed-income markets proves to be incorrect, a Fund's income, NAV and potential capital gain may be decreased or its potential capital loss may be increased.

Although changes in the value of a Fund's portfolio securities subsequent to their acquisition are reflected in the Fund's NAV, such changes will not affect the income received by the Fund from such securities. The dividends paid by a Fund increase or decrease in relation to the income received by the Fund from its investments, which is reduced by the Fund's expenses before being distributed to the Fund's stockholders.

For these reasons, an investment in shares of the Fund should not constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation inherent in seeking higher income.

Borrowing. A Fund may, if and when market conditions dictate, borrow, including on a secured basis, from bank or other entities in privately arranged transactions to increase the money available to the Fund to invest in securities when the Fund believes that the income from the securities financed will be greater than the interest expense paid on the borrowing. Such borrowings involve additional risk to a Fund, since the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. A Fund may also borrow to finance repurchases of or tender offers for its shares when the Fund deems it desirable in order to avoid the untimely disposition of portfolio securities. A Fund reserves the right to issue preferred stock, commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors.

A Fund may borrow to the maximum extent permitted under the 1940 Act. The 1940 Act requires a Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act. In addition, a Fund may not make any cash distributions to its stockholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). This limitation on a Fund's ability to make distributions could under certain circumstances impair the Fund's ability to maintain its qualification for taxation as a registered investment company.

A Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Such borrowings are not subject to the asset coverage restrictions set forth in the preceding paragraph.

Any investment gains made with the proceeds obtained from borrowings in excess or interest paid on the borrowings will cause the net income per share or the NAV per share of a Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, then the net income per share or NAV per share of the Fund's common stock will be less than would otherwise be the case.
This is the speculative factor known as "leverage."

Effects of Leverage. Utilization of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock, caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the interest rates on a Fund's indebtedness will affect the return to stockholders, with increases in such rates decreasing such return.

To the extent that the current interest rate on a Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to stockholders will be reduced, and if the current interest rate on the indebtedness were to exceed the net return on such portion of the Funds' portfolio, the Fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet interest requirements on the indebtedness or if a Fund failed to maintain the asset coverage required by the 1940 Act, it could be necessary for the Fund to liquidated certain of its investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Investments in Lower-Rated Securities. Securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Funds may experience difficulty in valuing such securities and, in turn, the Funds' assets.

The Adviser will try to reduce risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities.

In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

Ratings of securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A for a description of Moody's and S&P's bond ratings.

Certain lower-rated securities in which the Funds may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Funds may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Funds.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which the Funds will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Funds' investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Funds will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Many countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments may not be able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

The Funds are permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Non-Diversified Status. Each Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the United States Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to stockholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, Sovereign Debt Obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of Structured Securities and Participations may be treated as separate issuers for purposes of these tests.

Because the Funds are non-diversified investment companies, they may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Repurchase of Shares. In recognition of the possibility that a Fund's shares might trade at a discount to NAV, each Fund's Board has determined that it would be in the interest of stockholders for the Fund to attempt to reduce or eliminate such a market value discount should it exist. To that end, Managed Dollar has a policy to conduct annual tender offer in the second quarter of each year if its shares trade at a discount from NAV of 3% or more determined on the basis of the discount or premium as of the last trading day in each week during a designated 12-week period. Global High Income has no mandatory tender offer provision. However, Global High Income has a policy that the Fund could take such actions and the Directors would only consider such actions if the Fund's shares had been trading at a discount to NAV in excess of 5% as of the last day of each week in the 12 weeks preceding a Board meeting. The Directors of Global High Income presently intend each quarter to consider the making of a tender offer. The Directors may at any time, however, decide that the Fund should not make a tender offer.

Subject to a Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tender offers. Interest on any such borrowing will reduce the Fund's net income.

There can be no assurance that repurchases and/or tender offers will result in a Fund's shares trading at a price equal to their NAV. Each Fund anticipates that the market price of its shares will from time to time vary from NAV. The market price of a Fund's shares will, among other things, be affected by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between market price and NAV. In the opinion of the Adviser, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

Although each Fund's Board believes that share repurchases and tender offers might, in certain circumstances have a favorable effect an the market price of a Fund's shares, it should be recognized that the acquisition of shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Even if a tender offer has been made, it is a Board's policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions if consummated, would (a) result in the delisting of the Fund's shares from the New York Stock Exchange ("NYSE") (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders fall below 1,200), or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment policies and objective in order to repurchase shares; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE of any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares were repurchased. A Board may modify these conditions in light of experience.

     Any tender offer made by a Fund will be at a price equal to the NAV of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by a Fund's Board, a stockholder wishing to accept the offer will be required to tender all (but not less thin all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the
Code). A Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). When the number of shares tendered exceeds the number of shares offered for purchase, a Fund will purchase shares from tendering stockholders on a pro rata basis, unless the Fund determines not to purchase any shares. Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. A Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, a Fund's stockholders will be able to obtain the Fund's current NAV by use of a toll-free telephone number.

If a Fund must liquidate portfolio securities in order to purchase Fund shares tendered, the Fund may realize gains and losses. If the portfolio securities sold are "Section 998" items, a Fund's distributable net investment income could be positively or adversely affected. The portfolio turnover rate of a Fund may or may not be affected by the Fund's repurchase of shares pursuant to a tender offer.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

The Directors and principal officers of the Funds and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Each Director and officer is affiliated as such with one or more of the other registered investment companies sponsored by the Adviser.

Directors

                                                          Principal Occupation
                             Fund                         During the Past Five
Name, Address*               First Year                   Years and Other
and Age                      Elected          Office      Affiliations
-------------                -------          ------      ------------

Robert M. Keith,**           Global High      President   Executive Vice
49                           Income - 2009                President of the
                                                          Adviser*** since July
                                                          2008. Director of
                                                          AllianceBernstein
                                                          Investments, Inc.
                                                          ("ABI")*** since 2006
                                                          and the head of ABI
                                                          since July 2008.
                                                          Prior to joining ABI
                                                          in 2006, Executive
                                                          Managing Director of
                                                          Bernstein Global
                                                          Wealth Management, and
                                                          prior thereto, Senior
                                                          Managing Director and
                                                          Global Head of Client
                                                          Service and Sales of
                                                          the Adviser's
                                                          institutional
                                                          investment management
                                                          business since 2004.
                                                          Prior thereto, he was
                                                          a Managing Director
                                                          and Head of North
                                                          American Client
                                                          Service and Sales in
                                                          the Adviser's
                                                          institutional
                                                          investment management
                                                          business, with which
                                                          he has been associated
                                                          since prior to 2004.

William H. Foulk, Jr., +, #  Global High      Chairman    Investment Adviser and
76                           Income - 1992    Director    an Independent
                             Managed Dollar               Consultant.
                             - 1993                       Previously, he was
                                                          Senior Manager of
                                                          Barrett Associates,
                                                          Inc., a registered
                                                          investment adviser,
                                                          with which he had been
                                                          associated since prior
                                                          to 2004.  He was
                                                          formerly Deputy
                                                          Comptroller and Chief
                                                          Investment Officer of
                                                          the State of New York
                                                          and, prior thereto,
                                                          Chief Investment
                                                          Officer of the New
                                                          York Bank for Savings.

John H. Dobkin, +            Global High      Director    Consultant. Formerly,
67                           Income - 1992                President of Save
                             Managed Dollar               Venice, Inc.
                             - 1993                       (preservation
                                                          organization) from
                                                          2001 - 2002, Senior
                                                          Advisor from June 1999
                                                          - June 2000 and
                                                          President of Historic
                                                          Hudson Valley
                                                          (historic
                                                          preservation) from
                                                          December 1989 - May
                                                          1999. Previously,
                                                          Director of the
                                                          National Academy of
                                                          Design.

Michael J. Downey, +         Global High      Director    Private Investor since
65                           Income - 2005                January 2004.
                             Managed Dollar               Formerly, managing
                             - 2005                       partner of Lexington
                                                          Capital, LLC
                                                          (investment advisory
                                                          firm) from December
                                                          1997 until December
                                                          2003. From 1987 until
                                                          1993, Chairman and CEO
                                                          of Prudential Mutual
                                                          Fund Management.
                                                          Director of Asia
                                                          Pacific Fund, Inc.,
                                                          The Merger Fund and
                                                          Prospectus Acquisition
                                                          Corp. (financial
                                                          services).

D. James Guzy, +             Global High      Director    Chairman of the Board
73                           Income - 2005                of PLX Technology
                             Managed Dollar               (semi-conductors) and
                             - 2005                       of SRC Computers Inc.,
                                                          with which he has been
                                                          associated since prior
                                                          to 2004.  Director of
                                                          Intel Corporation
                                                          (semi-conductors) and
                                                          Cirrus Logic
                                                          Corporation
                                                          (semi-conductors).

Nancy P. Jacklin, +          Global High      Director    Professorial Lecturer
60                           Income - 2006                at the Johns Hopkins
                             Managed Dollar               School of Advanced
                             - 2006                       International Studies
                                                          and Adjunct Professor
                                                          at Georgetown
                                                          University Law Center
                                                          in the 2008-2009
                                                          academic year.
                                                          Formerly, U.S.
                                                          Executive Director of
                                                          the International
                                                          Monetary Fund
                                                          (December 2002-May
                                                          2006); Partner,
                                                          Clifford Chance
                                                          (1992-2002); Sector
                                                          Counsel, International
                                                          Banking and Finance,
                                                          and Associate General
                                                          Counsel, Citicorp
                                                          (1985-1992); Assistant
                                                          General Counsel
                                                          (International),
                                                          Federal Reserve Board
                                                          of Governors
                                                          (1982-1985); and
                                                          Attorney Advisor, U.S.
                                                          Department of the
                                                          Treasury (1973-1982).
                                                          Member of the Bar of
                                                          the District of
                                                          Columbia and of New
                                                          York; member of the
                                                          Council on Foreign
                                                          Relations.

Garry L. Moody, +            Global High      Director    Formerly, Partner,
57                           Income - 2008                Deloitte & Touche LLP,
                             Managed Dollar               Vice Chairman, and
                             - 2008                       U.S. and Global
                                                          Managing Partner,
                                                          Investment Management
                                                          Services Group
                                                          1995-2008.

Marshall C. Turner, Jr., +   Global High      Director    Interim CEO of MEMC
67                           Income - 2005                Electronic Materials,
                             Managed Dollar               Inc. (semi-conductor
                             - 2005                       and solar cell
                                                          substrates) since
                                                          November 2008 until
                                                          March 2, 2009.  He was
                                                          Chairman and CEO of
                                                          Dupont Photomasks,
                                                          Inc. (components of
                                                          semi-conductor
                                                          manufacturing),
                                                          2003-2005, and
                                                          President and CEO,
                                                          2005-2006, after the
                                                          company was renamed
                                                          Toppan Photomasks,
                                                          Inc.  Director of
                                                          Xilinx, Inc.
                                                          (programmable logic
                                                          semi-conductors) and
                                                          MEMC Electronic
                                                          Materials, Inc.

Earl D. Weiner, +            Global High      Director    Of Counsel, and
69                           Income - 2007                Partner prior to
                             Managed Dollar               January 2007, of the
                             - 2007                       law firm Sullivan &
                                                          Cromwell LLP; member
                                                          of ABA Federal
                                                          Regulation of
                                                          Securities Committee
                                                          Task Force on Fund
                                                          Director's Guidebook,
                                                          member of Advisory
                                                          Board of Sustainable
                                                          Forestry Management
                                                          Limited.

* The address for the Funds' Directors is 1345 Avenue of the Americas, New York, New York 10105.
** Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of Global High Income due to his position as an Executive Vice President of the Adviser.
***  The Adviser and ABI are affiliates of each Fund.
+ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
#    Member of the Fair Value Pricing Committee.

During the Fund's fiscal year ended in 2009, the Board of Global High Income met 9 times. During the Fund's fiscal year ended in 2008, the Board of Managed Dollar met 10 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the NYSE. During the Fund's fiscal year ended in 2009, the Audit Committee of Global High Income met 4 times. During the Fund's fiscal year ended in 2008, the Audit Committee of Managed Dollar met 3 times. During the Fund's fiscal year ended in 2009, the Governance and Nominating Committee of Global High Income met 4 times. During the Fund's fiscal year ended in 2008, the Governance and Nominating Committee of Managed Dollar met 4 times.

Each Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on Investor Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of a Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of a Fund and the candidate's ability to qualify as a disinterested Director.

The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during each Fund's most recently completed fiscal year.

The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory Agreements. During the Fund's fiscal year ended in 2009, the Independent Directors Committee of Global High Income met 8 times. During the Fund's fiscal year ended in 2008, the Independent Directors Committee of Managed Dollar met 7 times.

Officers

                             Position(s)
Name, Address*               (Month and Year First      Principal Occupation
and Age                      Elected)                   During the Past 5 Years
-----------------            --------                   -----------------------

Robert M. Keith,**           President and Chief        See biography above.
48                           Executive Officer
                             (09/08)

Philip L. Kirstein,          Senior Vice President      Senior Vice President
63                           and Independent            and Independent
                             Compliance Officer         Compliance Officer of
                             (10/04)                    the AllianceBernstein
                                                        Funds, with which he
                                                        has been associated
                                                        since October 2004.
                                                        Prior thereto, he was
                                                        Of Counsel to
                                                        Kirkpatrick & Lockhart,
                                                        LLP from October 2003
                                                        to October 2004, and
                                                        General Counsel of
                                                        Merrill Lynch
                                                        Investment Managers,
                                                        L.P. since prior to
                                                        2004.

Paul J. DeNoon,              Vice President             Senior Vice President
46                           (04/94)                    of the Adviser,*** with
                                                        which he has been
                                                        associated since prior
                                                        to 2004.

Joseph J. Mantineo,          Treasurer and              Senior Vice President
50                           Chief Financial            of AllianceBernstein
                             Officer                    Investor Services, Inc.
                             (08/06)                    ("ABIS"),*** with which
                                                        he has been associated
                                                        since prior to 2004.

Phyllis J. Clarke,           Controller                 Assistant Vice
48                           (11/08)                    President of ABIS,***
                                                        with which she has been
                                                        associated since prior
                                                        to 2004.

Emilie D. Wrapp,             Secretary, Global High     Senior Vice President,
53                           Income and Managed         Assistant General
                             Dollar                     Counsel and Assistant
                             (10/05)                    Secretary of ABI,***
                                                        with which she has been
                                                        associated since prior
                                                        to 2004.

* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** Mr. Keith was elected as President and Chief Executive Officer of each Fund as of September 23, 2008.
***  An affiliate of the Fund.

A Fund does not pay any fees to, or reimburse expenses of, any Director during a time when such Director is considered an "interested person" of the Fund, as defined by the 1940 Act. The aggregate compensation paid by each of Global High Income and Managed Dollar to each of its Directors during its fiscal year ended in 2009 and 2008, respectively, the aggregate compensation paid to each of the Directors during calendar year 2008 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                      Total
                                                                      Number of
                                                                      Investment
                                                       Total          Portfolios
                                                       Number of      within the
                                                       Investment     Alliance-
                                         Total         Companies      Bernstein
                         Aggregate       Compensation  in the         Fund
                         Compensation    from the      Alliance-      Complex,
                         from Global     Alliance-     Bernstein      Including
                         High Income     Bernstein     Fund           the Funds,
                         and Managed     Fund          Complex,       as to
                         Dollar During   Complex,      Including      which the
                         the Fiscal      Including     the Funds,     Director
                         Year Ended      the Funds,    as to which    is a
                         in 2009 and     During        the Director   Director
                         2008,           Calendar      is a Director  or a
Name of Director         respectively    Year 2008     or a Trustee   Trustee
----------------         ------------    ---------     ------------   ----------

Robert M. Keith*         $      0       $       0           6               6
                         Global High
                         Income

William H. Foulk, Jr.    $ 10,719       $ 486,700          35              91
                         Global High
                         Income
                         $ 10,674
                         Managed Dollar

John H. Dobkin           $  5,970       $ 245,470          33              89
                         Global High
                         Income
                         $  6,862
                         Managed Dollar

Michael J. Downey        $  5,970       $ 243,300          33              89
                         Global High
                         Income
                         $  6,265
                         Managed Dollar

D. James Guzy            $  5,970       $ 243,300          33              89
                         Global High
                         Income
                         $  9,265
                         Managed Dollar

Nancy P. Jacklin         $  5,970       $ 244,500          33              89
                         Global High
                         Income
                         $  6,265
                         Managed Dollar

Garry L. Moody           $  6,775       $ 269,230          32              88
                         Global High
                         Income
                         $  5,270
                         Managed Dollar

Marshall C. Turner, Jr.  $  5,970       $ 243,300          33              89
                         Global High
                         Income
                         $  6,265
                         Managed Dollar

Earl D. Weiner           $  6,377       $ 261,300          33              89
                         Global High
                         Income
                         $  6,600
                         Managed Dollar

*    Mr. Keith was elected Director for Global High Income as of March 31, 2009.

As of April 17, 2009, each of the Directors of each Fund owned less than 1% of the shares of such Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of each such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                           Aggregate Dollar
                                                           Range of Equity
                                                           Securities in the
                                                           Funds in the
                        Dollar Range of Equity             AllianceBernstein
                        Securities in a Fund as of         Fund Complex as
Name of Director        December 31, 2008                  of December 31, 2008
----------------        --------------------------         --------------------

Robert M. Keith*        N/A Global High Income                 N/A

William H. Foulk, Jr.   $10,001 - $50,000 Global High Income   Over $100,000
                        NONE Managed Dollar

John H. Dobkin          NONE Global High Income                Over $100,000
                        NONE Managed Dollar

Michael J. Downey       NONE Global High Income                Over $100,000
                        NONE Managed Dollar

D. James Guzy           NONE Global High Income                $10,000 - $50,000
                        NONE Managed Dollar

Nancy P. Jacklin        $10,001 - $50,000 Global High Income   Over $100,000
                        NONE Managed Dollar

Garry L. Moody          NONE Global High Income                Over $100,000
                        NONE Managed Dollar

Marshall C. Turner, Jr. NONE Global High Income                Over $100,000
                        NONE Managed Dollar

Earl D. Weiner          $10,001 - $50,000 Global High Income   Over $100,000
                        NONE Managed Dollar

*    Mr. Keith was elected Director for Global High Income as of March 31, 2009.

Each Fund, the Adviser and each Fund's principal underwriter have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes do permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. These Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room call the SEC at 1-202-551-8090. In addition, these Codes are available on the SEC's Internet site at http://www.sec.gov or upon request (for a duplicating fee) at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Adviser

The Funds' investment adviser, AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 2008 totaling more than $462 billion (of which more than $65 billion represented the assets of investment companies). As of December 31, 2008, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 49 of the nations' FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 36 registered investment companies managed by the Adviser, comprising 106 separate investment portfolios, currently have approximately 4 million stockholder accounts.

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2008, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 34.3% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

As of December 31, 2008, AXA and certain of its subsidiaries beneficially owned approximately 62.0% of the issued and outstanding AllianceBernstein Units and approximately 1.6% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 62.4% in the Adviser. As of December 31, 2008, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.

Each Fund has entered into an Advisory Agreement with the Adviser. Each Fund's Advisory Agreement was approved by the vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act, of any such party, at a meeting called and held for that purpose.

The Adviser provides investment advisory services and order placement facilities for each of the Fund's and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish a Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to a Fund's Board to serve as the Fund's officers. Each Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to a Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor, which must be specifically approved by the Fund's Board.

Under its Advisory Agreement, Global High Income pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Under its Advisory Agreement, Managed Dollar pays the Adviser an advisory fee at an annual rate of .70% of the Fund's average weekly net asset. Such fee is accrued daily and paid monthly.

For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of a Fund for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of a Fund on the Fund business day immediately preceding such Friday. This advisory fee may be greater than that paid by most funds. In addition to payments to the Adviser under the Advisory Agreement, the Fund pays certain other costs.

For the fiscal years ended March 31, 2009, 2008 and 2007, Global High Income paid advisory fees to the Adviser that, in the aggregate, amounted to $8,008,276, $9,918,636 and $8,912,602, respectively. For the fiscal year ended September 30, 2008, 2007 and 2006, Managed Dollar paid advisory fees to the Adviser that, in the aggregate, amounted to $1,150,446, $1,267,930 and $1,299,642, respectively.

Each Fund's Advisory Agreement is terminable with respect to that Fund without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. Each Fund's Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Advisory Agreements for the Funds continue in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Advisory Agreements of each Fund's Advisory Agreements was approved by the respective Board, including a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party, at a Meeting held on November 4-6, 2008.

Portfolio Managers

The dollar ranges of Global High Income's equity securities owned directly or beneficially by the Fund's portfolio managers as of March 31, 2009 are set forth below.

             DOLLAR RANGE OF EQUITY SECURITIES IN GLOBAL HIGH INCOME

             Paul J. DeNoon                          NONE
             Fernando Grisales                       NONE
             Michael Mon                             NONE
             Douglas Peebles                         NONE
             Matthew Sheridan                        NONE

Global High Income
------------------

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended March 31, 2009.

REGISTERED INVESTMENT COMPANIES
(excluding Global High Income)

                                                    Number of      Total Assets
                                                    Registered     of Registered
                     Total Number    Total Assets   Investment     Investment
                     of Registered   of Registered  Companies      Companies
                     Investment      Investment     Managed with   Managed with
                     Companies       Companies      Performance-   Performance-
Portfolio Manager    Managed         Managed        based Fees     based Fees
-----------------    -------------   -------------  ------------   -------------

Paul J. DeNoon         18           $5,977,000,000        1          $10,000,000
Fernando Grisales       1             $106,000,000      NONE           NONE
Michael Mon            15           $5,864,000,000      NONE           NONE
Douglas Peebles        53          $16,726,000,000        1          $10,000,000
Matthew Sheridan       15           $5,864,000,000      NONE           NONE

POOLED INVESTMENT VEHICLES

                                                    Number of      Total Assets
                                                    Registered     of Registered
                      Total Number   Total Assets   Investment     Investment
                      of Pooled      of Pooled      Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------    -------------   -------------  ------------   -------------

Paul J. DeNoon         26           $9,638,000,000      2          $131,000,000
Fernando Grisales       2             $856,000,000    NONE            NONE
Michael Mon            20           $8,896,000,000    NONE        $2,732,000,000
Douglas Peebles        57          $22,174,000,000      3             NONE
Matthew Sheridan       20           $8,896,000,000    NONE            NONE

OTHER ACCOUNTS

                                                    Number of
                                                    Other          Total Assets
                     Total Number    Total Assets   Accounts       of Other
                     of Other        of Other       with           Accounts with
                     Accounts        Accounts       Performance-   Performance-
Portfolio Manager    Managed         Managed        based Fees     based Fees
-----------------    -------------   -------------  ------------   -------------

Paul J. DeNoon         85          $16,557,000,000      5         $2,382,000,000
Fernando Grisales       4           $1,793,000,000    NONE            NONE
Michael Mon            81          $16,409,000,000      5         $2,382,000,000
Douglas Peebles       326          $77,969,000,000     13         $4,686,000,000
Matthew Sheridan       81          $16,409,000,000      5         $2,382,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and stockholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including stockholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): the Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund stockholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(1)

_____________
(1)  Prior  to  2002,   investment   professional   compensation  also  included
discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Administrator

The Adviser serves as administrator for each of the Funds and performs standard administrative services for the Funds.

Pursuant to the Fund's Administration Agreement with the Adviser, Global High Income reimburses the Adviser for its costs, including legal and accounting costs, in serving as Administrator of the Fund; provided, however, that the reimbursement may not exceed .15% of average weekly net assets.

Pursuant to the Fund's Administration Agreement with the Adviser, Managed Dollar reimburses the Adviser for its costs, including legal and accounting costs, in serving as Administrator of the Fund. Until March 31, 2007 Princeton Administrators acted as administrator for the Fund for which the Fund paid a fee at an annual rate of .12% of the average weekly net assts of the Fund, but in no event less than $12,500 per month.

For the fiscal years ended March 31, 2009, 2008 and 2007, Global High Income paid administrative fees to the Adviser that, in the aggregate, amounted to $131,632, $146,264 and $102,250, respectively. For the fiscal years ended September 30, 2008, 2007 and 2006, Managed Dollar paid administrative fees that, in the aggregate, amounted to $133,719, $162,878 and $207,928, respectively.

Shareholder Servicing

AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides stockholder services for the Funds. The Funds reimburse ABIS for these services. For these services and for the fiscal years ended March 31, 2009, 2008 and 2007, Global High Income paid ABIS $1,260, $1,400 and $775, respectively. For these services and for its fiscal years ended September 30, 2008, 2007 and 2006, Managed Dollar paid ABIS $145, $280 and $335, respectively.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

Bank of New York, One Wall Street, New York, NY 10286, serves as custodian for Global High Income. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for Managed Dollar. Computershare Trust Company, N.A. ("Computershare"), P.O. Box 43010, Providence, RI 02940, serves as the dividend paying agent, transfer agent and registrar for each of the Funds.

For these services and for the fiscal years ended March 31, 2009, 2008 and 2007, Global High Income paid Bank of New York $380,966, $661,815 and $509,205, respectively; and paid Computershare $35,174, $51,563 and $49,233, respectively. For these services and for the fiscal years ended September 30, 2008, 2007 and 2006, Managed Dollar paid State Street Bank $143,854, $105,937 and $60,918, respectively; and paid Computershare $16,285, $13,891 and $13,806, respectively.

Stock Ownership

As of May 1, 2009, to the knowledge of Global High Income, no person owned, either of record or beneficially, 5% or more of the outstanding shares of the Fund. As of May 1, 2009, to the knowledge of Managed Dollar, Bulldog Investors, Park 80 West Plaza Two, Suite 750, Saddle Brook, NJ 07663, owned 973,112, or 5.26%, of the outstanding shares of the Fund.

                        VALUATION OF PORTFOLIO SECURITIES

Each Fund calculates and makes available for weekly publication the NAV of its shares of common stock. The NAV per share of a Fund's common stock is determined as of the close of trading on the NYSE each Friday or, when Friday is not a Fund business day, on the immediately preceding Fund business day, by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing by the total number of the Fund's shares of common stock then outstanding.

In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the NYSE or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the NYSE on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at faire value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the NYSE or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the NYSE and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the NYSE but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United Stated over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the NYSE on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

Listed put and call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value.)

Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealers quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

All other assets of a Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally competed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Fund's calculation of the NAV per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the NYSE will not be reflected in the Fund's calculation of NAV unless these prices do not reflect current market value, in which case the securities will be valued in good faith by fair value by, or in accordance with procedures established by, the Board of Directors.

The Board of Directors may suspend the determination of a Fund's NAV, subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the NYSE is closed, other than customary weekend and holiday closings or (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets.

For purposes of determining a Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the NYSE, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Stockholders of each Fund whose shares are registered in their own names may elect to be participants in each Fund's DRIP, under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of a Fund (the "Dividend Shares"). Computershare Trust Company, N.A. (the "Agent") serves as the agent for participants under the DRIP for the Funds.

Stockholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by the Agent, as dividend disbursing agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. The federal income tax treatment of reinvestment is described under "Taxation."

A stockholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and stockholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the stockholders name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

Under a DRIP and commencing not more than five business days before the dividend payment date, purchases of a Fund's shares may be made by the Agent, on behalf of the participants in the DRIP, from time to time to satisfy dividend reinvestments under the DRIP. Such purchases by the Agent on or before the dividend payment date may be made on the NYSE or elsewhere at any time when the price plus estimated commissions of a Fund's common stock on the NYSE is lower than the Fund's most recently calculated NAV per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the DRIP, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share NAV, the Agent, on behalf of the participants in the DRIP, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of a Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the NAV per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the common stock on the NYSE on the payment date is less than a Fund's NAV per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the NAV of a Fund share, the average per share purchase price paid by the Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

Participants in a DRIP have the option of making additional cash payments to the Agent, semi-annually, in any amount of $100 or more for investment in a Fund's shares. The Agent uses all funds received from participants to purchase Fund shares in the open market on or about each January 15 and July 15. Participants' cash payments are also used to acquire Fund shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Agent, participants should send in voluntary cash payments to be received by the Agent not later than five business days before each January 15 and July 15. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than 30 days prior to these dates will be returned by the Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

The Agent will maintain all stockholders' accounts in a DRIP and furnish written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant will be held by the Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the DRIP.

In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Agent will administer the DRIP on the basis of the number of shares certificated from time to time by the record stockholders as representing the total amount registered in the record stockholders' name and held for the account of beneficial owners who are to participate in the DRIP.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.

Stockholders participating in a DRIP may receive benefits not available to stockholders not participating in a DRIP. If the market price plus commissions of a Fund's shares is above the NAV, participants in a DRIP will receive shares of a Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, participants will receive distributions in shares with a NAV greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below NAV. Also, since a Fund does not redeem it shares, the price on resale may be more or less than the NAV.

In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 28% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under a DRIP may indicate that changes are desirable. Accordingly, a Fund reserves the right to amend or terminate a DRIP as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the DRIP at least 90 days before the record date for such dividend or distribution. A DRIP may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the DRIP. There is no service charge to participants in a DRIP; however, a Fund reserves the right to amend the DRIP to include a service charge payable to the Agent by the participants. All correspondence concerning the DRIPs for the Funds should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940.

                           DESCRIPTION OF COMMON STOCK

Common Stock of the Funds

Each Fund is authorized to issue up to 100,000,000 shares of common stock, par value $.01 per share. As of June 19, 2009, Global High Income and Managed Dollar had 73,336,108 and 15,166,366 shares outstanding, respectively. The Funds' shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares of each Fund outstanding are, and the shares of Global High Income, when issued upon the Acquisitions will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any Directors. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

Certain Anti-Takeover Provisions of the Fund's Charters Articles of Incorporation and Bylaws

The Funds presently have provisions in their Charters, and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquired control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's Directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. The Board of Directors of each Fund is divided into three classes, each having a term of three years. Each class of Directors serves for a three year term. Accordingly, only those - Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors. Under Maryland law and a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitles to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and certain amendments to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

     (i) merger, consolidation or statutory share exchange of the Fund with or into any corporation, person or other entity;

     (ii) issuance of any securities of the Fund to any corporation, person or other entity for cash;

    (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000); or

     (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000);

If such  corporation,  person or  entity  is  directly,  or  indirectly  through affiliates or associates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain condition, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets the affirmative vote of a majority of the outstanding shares of a Fund would nevertheless be required.

The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of a Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. A Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by a Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

A Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Brokerage Allocation and Other Practices

Neither a Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

The investment  information provided to the Adviser is of the types described in
Section  28(e)(3)  of the  Securities  Exchange  Act of 1934 and is  designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through whom a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund. A Fund will deal in some instances in equity securities, which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution. A Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The  following   table  shows  the  brokerage   commission  paid  on  investment
transactions for the last three fiscal years:

                  Fund                            Brokerage Commission Paid ($)

 Global High Income (Fiscal Year End - March 31)
    2009                                                     $0
    2008                                                     $0
    2007                                                     $0
 Managed Dollar (Fiscal Year End - September 30)
    2008                                                     $0
    2007                                                     $0
    2006                                                     $0

                                  DISTRIBUTIONS

Each Fund intends to distribute monthly its net investment income. Net short-term capital gains, if any, will normally be distributed quarterly and net long-term capital gains, if any, will normally be distributed annually.

                                    TAXATION
General

Each Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency and net income derived from interests in certain "qualified publicly traded partnerships"; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment if limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or the securities of one or more "qualified publicly traded partnerships."

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to a Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to stockholders. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by a Fund and of sales or redemptions of Fund shares, and assumes that a Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being stockholders of a Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

Dividends and Distributions

Each Fund intends to make timely distributions of its taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. Each Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. A Fund will be required to pay the 4% excise tax to the extent it does not distribute to its stockholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to stockholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these stockholders for the year declared, and not for the subsequent calendar year in which the stockholders actually received the dividend.

Dividends of a Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to stockholders as ordinary income. Since each Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

Distributions of net capital gain by a Fund to its stockholders will be taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his Fund shares. Any dividend or distribution received by a stockholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of a Fund.

After the end of the taxable year, a Fund will notify stockholders of the federal income tax status of any distributions made by the Fund to stockholders during such year.

Sales

Any gain or loss arising from a sale of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such stockholder has held such shares for more than one year at the time of the sale; otherwise it will be short-term capital gain or loss. However, if a stockholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the stockholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of such distribution. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a stockholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to a Fund's DRIP would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Backup Withholding

A Fund generally will be required to withhold tax (currently at the rate of 28%) of reportable payments (which may include dividends and distributions of net capital gain) payable to a noncorporate stockholder unless the stockholder certified on his subscription application that the social security or taxpayer identification number provided is correct and that the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of a Fund

The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

Options and Futures Contracts

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts (other than forward foreign currency contracts) will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options or options traded on certain foreign exchanges, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to stockholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Tax Straddles

Any option, futures contract, forward foreign currency contract, other forward contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is capital. No such regulations have yet been issued. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

Original Issue Discount and Market Discount

Under current federal tax law, a Fund will include in income as interest each year, in addition to stated interest received on debt instruments held by the Fund, amounts attributable to the Fund from holding debt instruments with "original issue discount" ("OID") (i.e., debt instruments purchased by the Fund at a price less than their stated face amount) or debt instruments acquired at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Current federal tax law requires a holder (such as the Funds) of a debt instrument with OID to accrue and include in income each year a portion of the discount at which the security was purchased even though the Fund does not receive interest payments in cash during the year which reflect such accrued discount. The Fund will elect to likewise accrue and include in income each year a portion of the market discount with respect to a debt instrument even though the Fund does not receive interest payments in cash which reflect such accrued discount.

As a result of the applicable rules, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash which the Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such sales, shareholders may receive a larger capital gain distribution than they would have in the absence of such sales.

Zero Coupon Treasury Securities

Under current federal tax law, a Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. A Fund may realize a gain or loss from such sales. In the event a Fund realize net capital gains from such transactions, its stockholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.

Foreign Taxes

Investment income received by a Fund from foreign government securities may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitles a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. To the extent that investment income of a Fund is subject to foreign income taxes, the Fund will be entitled to claim a deduction or credit for the amount of such taxes for United States federal income tax purposes. However, any such taxes will reduce the income available for distribution to a Fund's stockholders.

Other Taxation

The foregoing is a brief summary of the federal tax laws applicable to investors in the Funds. Investors may also be subject to state and local taxes, although distributions of a Fund that are derived from interest on certain obligations to the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states.

                                  PROXY VOTING

You may obtain a description of Global High Income's and Managed Dollar's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, 2009 and September 30, 2008, respectively, without charge. Simply visit the Adviser's web site at www.alliancebernstein.com, or go to the Commission's web site at www.sec.gov, or call the Adviser at (800) 227-4618.

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q is available on the Commission's web site at www.sec.gov. A Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

                                  LEGAL MATTERS

Certain legal matters concerning the Funds and their participation in the Acquisition, the issuance of Global High Income shares in connection with the Acquisition and the tax consequences of the Acquisition will be passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, counsel to the Funds.

                                     EXPERTS

The audited financial information in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, the independent registered public accounting firm for the Funds, 5 Times Square, New York, NY 10036, given on its authority as experts in auditing and accounting.

-------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

          The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended March 31, 2008, of Global High Income, which report contains historical financial information regarding the Fund, has been filed with the SEC and is incorporated herein by reference. The Fund's Semi-Annual Report for the six-month period ended September 30, 2008 is also incorporated herein by reference.

          The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended September 30, 2008, of Managed Dollar, which report contains historical financial information regarding the Fund, has been filed with the SEC and is incorporated herein by reference.

          The pro forma Global High Income financial statements give effect to the Acquisition of the assets and liabilities of Managed Dollar by Global High Income pursuant to the Agreement and Plan of Acquisition and Liquidation. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of Managed Dollar for shares of Global High Income.

          Global High Income was incorporated under the laws of the State of Maryland on May 20, 1993. Global High Income's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period October 1, 2007
- September 30, 2008. You should read them in conjunction with Global High Income's historical financial statements, which are incorporated by reference. Global High Income's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. Managed Dollar will bear the expenses of the Acquisition, including the cost of proxy solicitation and the costs associated with the disposition of any assets or liabilities not being transferred to Global High Income in connection with the Acquisition. The following represents the pro forma financial information:

                                    PRO FORMA

                 ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC
                              FINANCIAL STATEMENTS

                 ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                      ACM MANAGED DOLLAR INCOME FUND, INC.

                               September 30, 2008
                                   (unaudited)

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.                            AllianceBernstein Global High Income Fund, Inc.
September 30, 2008 (unaudited)                                                                       ACM Managed Dollar Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                      ACM           ACM                Pro Forma      Pro Form
                                        Alliance-      Alliance-      Managed       Managed            Alliance-      Alliance-
                                        Bernstein      Bernstein      Dollar        Dollar             Bernstein      Bernstein
                                        Global High    Global High    Income        Income             Global High    Global High
                                        Income Fund    Income Fund    Fund          Fund               Income Fund    Income Fund
                                        Principal      (U.S. $        Principal     (U.S.     Adjust-  Principal      (U.S. $
                                        Amount (000)   Value)         Amount (000)  $ Value)  ments++  Amount (000)   Value)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATES - NON-
INVESTMENT GRADES - 35.9%
Industrial - 30.2%
Basic - 3.9%
Abitibi-Consolidated, Inc.
   6.00%, 6/20/13                       $      -0-   $        -0-   $       5   $    1,325   $    -0-  $         5   $         1,325
AK Steel Corp.
   7.75%, 6/15/12  (a)                       1,300      1,248,000         -0-          -0-        -0-        1,300         1,248,000
Algoma Acquisition Corp.
   9.875%, 6/15/15 (a)(b)                    1,100        991,375         -0-          -0-        -0-        1,100           991,375
Arch Western Finance LLC
   6.75%, 7/01/13 (a)                          700        658,000         165      155,100        -0-          865           813,100
Basell AF SCA
   8.375%, 8/15/15  (a)(b)                   3,000      1,410,000         369      173,430        -0-        3,369         1,583,430
Bowater Canada Finance Corp.
   7.95%, 11/15/11 (a)                       1,635        752,100         355      163,300        -0-        1,990           915,400
Caraustar Industries, Inc.
   7.375%, 6/01/09  (a)                        750        622,500         -0-          -0-        -0-          750           622,500
Cascades, Inc.
   7.25%, 2/15/13  (a)                       1,300      1,014,000         -0-          -0-        -0-        1,300         1,014,000
Citigroup (JSC Severstal)
   9.25%, 4/19/14 (a)(b)                     2,256      1,714,560         224      170,240        -0-        2,480         1,884,800
Domtar Corp.
   5.375%, 12/01/13 (a)                      2,320      1,960,400         330      278,850        -0-        2,650         2,239,250
Evraz Group SA
   8.25%, 11/10/15 (a)(b)                    3,933      2,890,755         665      488,775        -0-        4,598         3,379,530
   8.875%, 4/24/13 (a)(b)                      483        367,080         115       87,400        -0-          598           454,480
Georgia Gulf Corp.
   10.75%, 10/15/16 (a)                      1,500        675,000         -0-          -0-        -0-        1,500           675,000
Georgia-Pacific Corp.
   7.00%, 1/15/15 (b)                          -0-            -0-         250      227,500        -0-          250           227,500
   7.125%, 1/15/17 (a)(b)                      800        714,000         -0-          -0-        -0-          800           714,000
   8.875%, 5/15/31 (a)                         450        391,500         -0-          -0-        -0-          450           391,500
Graphic Packaging
 International Corp.
   9.50%, 8/15/13 (a)                        1,300      1,176,500         -0-          -0-        -0-        1,300         1,176,500
Hexion US Finance Corp./
   Hexion Nova
   Scotia Finance ULC

   7.304%, 11/15/14 (a)(c)                   1,650      1,188,000         115       82,800        -0-        1,765         1,270,800
   9.75%, 11/15/14                             -0-            -0-         115       90,850        -0-          115            90,850
Huntsman International LLC
   7.875%, 11/15/14 (a)                        850        731,000         195      167,700        -0-        1,045           898,700
Ineos Group Holdings PLC
   8.50%, 2/15/16 (a)(b)                     2,100      1,134,000         385      207,900        -0-        2,485         1,341,900
Jefferson Smurfit Corp. US
   8.25%, 10/01/12 (a)                       1,300      1,085,500           8        6,680        -0-        1,308         1,092,180
MacDermid, Inc.
   9.50%, 4/15/17 (a)(b)                       800        672,000         -0-          -0-        -0-          800           672,000
Momentive Performance
   Materials, Inc.
   10.125%, 12/01/14 (a)(d)                    750        577,500          80       61,600        -0-          830           639,100
   11.50%, 12/01/16 (a)                        750        510,000         -0-          -0-        -0-          750           510,000
NewMarket Corp.
   7.125%, 12/15/16 (a)                        870        835,200          80       76,800        -0-          950           912,000
NewPage Corp.
   10.00%, 5/01/12 (a)                       1,030        921,850         285      255,075        -0-        1,315         1,176,925
Novelis, Inc.
   7.25%, 2/15/15 (a)                        1,160      1,009,200         250      217,500        -0-        1,410         1,226,700
Peabody Energy Corp.
   Series B
   6.875%, 3/15/13 (a)                       1,500      1,447,500         415      400,475        -0-        1,915         1,847,975
Quality Distribution LLC
   9.00%, 11/15/10 (a)                       1,721        722,820         -0-          -0-        -0-        1,721           722,820
Smurfit-Stone Container
   Enterprises, Inc.
   8.00%, 3/15/17 (a)                        1,000        780,000         -0-          -0-        -0-        1,000           780,000
Steel Capital SA for OAO
   Severstal
   9.75%, 7/29/13 (a)(b)                     5,042      4,134,440         696      570,720        -0-        5,738         4,705,160
Tronox Worldwide LLC/
   Tronox Finance Corp.
   9.50%, 12/01/12 (a)                       1,250        412,500         -0-          -0-        -0-        1,250           412,500
Vedanta Resources PLC
   8.75%, 1/15/14 (a)(b)                     3,845      3,428,971         559      498,516        -0-        4,404         3,927,487
Verso Paper Holdings LLC/
   Verso Paper,
   Series B
   11.375%, 8/01/16 (a)                        800        648,000         -0-          -0-        -0-          800           648,000
                                                    --------------             -----------------------               ---------------
                                                       36,824,251                4,382,536        -0-                     41,206,787
                                                    --------------             -----------------------               ---------------
Capital Goods - 2.7%
Alion Science and
   Technology Corp.
   10.25%, 2/01/15 (a)                       1,300        819,000          40       25,200        -0-        1,340           844,200
Allied Waste North America, Inc.
   6.375%, 4/15/11                             -0-            -0-         610      591,700        -0-          610           591,700
   6.875%, 6/01/17 (a)                       1,230      1,143,900         -0-          -0-        -0-        1,230         1,143,900
   Series B
   7.125%, 5/15/16 (a)                         350        326,375         440      410,300        -0-          790           736,675
   7.375%, 4/15/14 (a)                       1,250      1,215,625         -0-          -0-        -0-        1,250         1,215,625
Associated Materials, Inc.
   11.25%, 3/01/14 (a)(e)                    1,650      1,064,250         235      151,575        -0-        1,885         1,215,825
Ball Corp.
   6.875%, 12/15/12                            -0-            -0-         450      449,437        -0-          450           449,437
Berry Plastics Holding Corp.
   8.875%, 9/15/14 (a)                         700        546,000         155      120,900        -0-          855           666,900
   10.25%, 3/01/16 (a)                         800        528,000         -0-          -0-        -0-          800           528,000
Bombardier, Inc.
   6.30%, 5/01/14 (a)(b)                     1,655      1,539,150         505      469,650        -0-        2,160         2,008,800
   8.00%, 11/15/14 (a)(b)                    1,050      1,039,500         350      346,500        -0-        1,400         1,386,000
Case Corp.
   7.25%, 1/15/16 (a)                        1,565      1,416,325         370      334,850        -0-        1,935         1,751,175
Case New Holland, Inc.
   7.125%, 3/01/14 (a)                       1,985      1,806,350         270      245,700        -0-        2,255         2,052,050
Crown Americas
   7.625%, 11/15/13 (a)                      1,300      1,280,500         450      443,250        -0-        1,750         1,723,750
Grohe Holding GMBH
   8.625%, 10/01/14 (a)(b)         EUR         800        822,153         -0-          -0-        -0-          800           822,153
L-3 Communications Corp.
   5.875%, 1/15/15 (a)             US$         800        724,000         420      380,100        -0-        1,220         1,104,100
Owens Brockway Glass
   Container, Inc.
   6.75%, 12/01/14 (a)                       2,835      2,693,250         330      313,500        -0-        3,165         3,006,750
Owens Corning, Inc.
   6.50%, 12/01/16 (a)                       1,015        898,187         140      123,888        -0-        1,155         1,022,075
   7.00%, 12/01/36 (a)                       1,155        928,477         185      148,717        -0-        1,340         1,077,194
Plastipak Holdings, Inc.
   8.50%, 12/15/15 (a)(b)                    1,450      1,225,250         135      114,075        -0-        1,585         1,339,325
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08 (f)(g)(h)                   -0-            -0-         365       45,667        -0-          365            45,667
Sequa Corp.
   11.75%, 12/01/15 (a)(b)                     590        495,600          80       67,200        -0-          670           562,800
Terex Corp.
   8.00%, 11/15/17 (a)                       1,415      1,287,650          65       59,150        -0-        1,480         1,346,800
United Rentals North
   America, Inc.
   6.50%, 2/15/12 (a)                        1,500      1,252,500           5        4,175        -0-        1,505         1,256,675
   7.75%, 11/15/13 (a)                         500        381,250         538      410,225        -0-        1,038           791,475
                                                    --------------             -----------------------               ---------------
                                                       23,433,292                5,255,759        -0-                     28,689,051
                                                    --------------             -----------------------               ---------------

Communications - Media - 3.7%
Allbritton Communications Co.
   7.75%, 12/15/12 (a)                       1,450      1,239,750         275      235,125        -0-        1,725         1,474,875
AMC Entertainment, Inc.
   11.00%, 2/01/16 (a)                       1,015        999,775          70       68,950        -0-        1,085         1,068,725
American Media Operations, Inc.
   8.875%, 1/15/11 (a)                       1,250        862,500         -0-          -0-        -0-        1,250           862,500
Cablevision Systems Corp.
   Series B
   8.00%, 4/15/12 (a)                          900        846,000         290      272,600        -0-        1,190         1,118,600
CanWest MediaWorks, Inc.
   8.00%, 9/15/12                              -0-            -0-           2        1,670        -0-            2             1,670
CCH I LLC
   11.00%, 10/01/15 (a)                        615        405,900         225      148,500        -0-          840           554,400
CCH I Holdings LLC
   11.75%, 5/15/14 (a)(i)                    3,850      1,482,250         -0-          -0-        -0-        3,850         1,482,250
Charter Communications
   Operations LLC
   8.00%, 4/30/12(b)                           -0-            -0-         990      886,050        -0-          990           886,050
Clear Channel Communica-
   tions, Inc.
   5.50%, 9/15/14 (a)                        4,855      1,505,050         545      168,950        -0-        5,400         1,674,000
   5.75%, 1/15/13                              -0-            -0-         290      129,050        -0-          290           129,050
CSC Holdings, Inc.
   6.75%, 4/15/12                              -0-            -0-         325      297,781        -0-          325           297,781
   7.625%, 7/15/18 (a)                       2,000      1,740,000         485      421,950        -0-        2,485         2,161,950
Dex Media, Inc.
   9.00%, 11/15/13 (a)(e)                    1,250        575,000         -0-          -0-        -0-        1,250           575,000
Dex Media West LLC
   Series B
   8.50%, 8/15/10                              -0-            -0-         180      158,850        -0-          180           158,850
DirecTV Holdings LLC
   6.375%, 6/15/15 (a)                       2,200      1,936,000         605      532,400        -0-        2,805         2,468,400
Echostar DBS Corp.
   6.375%, 10/01/11                            -0-            -0-         325      299,000        -0-          325           299,000
   6.625%, 10/01/14 (a)                      1,535      1,231,837         455      365,138        -0-        1,990         1,596,975
   7.125%, 2/01/16 (a)                       1,000        802,500         160      128,400        -0-        1,160           930,900
Hughes Network Systems
   LLC/HNS
   9.50%, 4/15/14 (a)                        1,050      1,018,500         -0-          -0-        -0-        1,050         1,018,500
Idearc, Inc.
   8.00%, 11/15/16 (a)                       3,020        822,950         770      209,825        -0-        3,790         1,032,775
Intelsat Bermuda Ltd.
   11.25%, 6/15/16 (a)                       1,920      1,867,200         577      561,132        -0-        2,497         2,428,332
Lamar Media Corp.
   6.625%, 8/15/15 (a)                       1,350      1,117,125         200      165,500        -0-        1,550         1,282,625
Liberty Media Corp.
   5.70%, 5/15/13 (a)                        1,300      1,081,233         -0-          -0-        -0-        1,300         1,081,233
   7.875%, 7/15/09                             -0-            -0-         120      120,373                     120           120,373
   8.25%, 2/01/30 (a)                          350        236,173         150      101,217        -0-          500           337,390
LIN Television Corp.
   6.50%, 5/15/13 (a)                        1,330      1,037,400         120       93,600        -0-        1,450         1,131,000
Nielsen Finance LLC /
   Nielsen Finance Co.
   12.50%, 8/01/16 (a)(e)                      740        481,000          75       48,750        -0-          815           529,750
Quebecor Media, Inc.
   7.75%, 3/15/16 (a)                        2,240      1,960,000         570      498,750        -0-        2,810         2,458,750
Rainbow National Services LLC
   8.75%, 9/01/12 (a)(b)                       500        500,000         -0-          -0-        -0-          500           500,000
   10.375%, 9/01/14 (a)(b)                     985      1,004,700         -0-          -0-        -0-          985         1,004,700
The Reader's Digest Associa-
   tion, Inc.
   9.00%, 2/15/17 (a)                        1,000        565,000         -0-          -0-        -0-        1,000           565,000
RH Donnelley Corp.
   8.875%, 10/15/17 (a)                      2,230        758,200         780      265,200        -0-        3,010         1,023,400
   Series A-1
   6.875%, 1/15/13 (a)                         500        195,000         -0-          -0-        -0-          500           195,000
   Series A-2
   6.875%, 1/15/13                             -0-            -0-         252       98,280        -0-          252            98,280
   Series A-3
   8.875%, 1/15/16 (a)                       2,165        736,100         235       79,900        -0-        2,400           816,000
Shaw Communications, Inc.
   7.20%, 12/15/11 (a)                         200        197,000         -0-          -0-        -0-          200           197,000
Sinclair Television Group, Inc.
   8.00%, 3/15/12                              -0-            -0-           2        1,930        -0-            2             1,930
Sirius Satellite Radio, Inc.
   9.625%, 8/01/13 (a)                       1,275        675,750         190      100,700        -0-        1,465           776,450
Six Flags Operations, Inc.
   12.25%, 7/15/16 (a)(b)                      707        646,905          37       33,855        -0-          744           680,760
Thomson
   5.75%, 9/25/15 (a)(j)           EUR         975        466,685         -0-          -0-        -0-          975           466,685
Univision Communications, Inc.     US$
   7.85%, 7/15/11 (a)                        1,000        780,000         270      210,600        -0-        1,270           990,600
WDAC Subsidiary Corp.
   8.375%, 12/01/14 (a)(b)                   1,550      1,054,000         -0-          -0-        -0-        1,550         1,054,000
WMG Holdings Corp.
   9.50%, 12/15/14 (a)(e)                    2,700      1,485,000         400      220,000        -0-        3,100         1,705,000
                                                    --------------             -----------------------               ---------------
                                                       32,312,483                6,924,026        -0-                     39,236,509
                                                    --------------             -----------------------               ---------------

Communications - Telecommunica-
   tions - 3.4%
Alltel Corp.
   7.875%, 7/01/32 (a)                       1,950      1,935,375         285      282,862        -0-        2,235         2,218,237
American Tower Corp.
   7.00%, 10/15/17 (a)(b)                      685        654,175         100       95,500        -0-          785           749,675
   7.125%, 10/15/12 (a)                      1,350      1,329,750         -0-          -0-        -0-        1,350         1,329,750
Centennial Communications Corp.
   10.00%, 1/01/13 (a)                         955        914,413         -0-          -0-        -0-          955           914,413
Cincinnati Bell, Inc.
   8.375%, 1/15/14 (a)                       1,550      1,348,500         -0-          -0-        -0-        1,550         1,348,500
Cricket Communications, Inc.
   9.375%, 11/01/14 (a)                      2,015      1,873,950         260      241,800        -0-        2,275         2,115,750
Digicel Ltd.
   9.25%, 9/01/12 (a)(b)                     3,416      3,381,840         349      345,510        -0-        3,765         3,727,350
Fairpoint Communications, Inc.
   13.125%, 4/01/18 (a)(b)                   1,270      1,155,700         180      163,800        -0-        1,450         1,319,500
Frontier Communications Corp.
   6.25%, 1/15/13 (a)                        1,300      1,217,125         490      458,763        -0-        1,790         1,675,888
Gallery Capital SA
   10.125%, 5/15/13 (a)(b)                   2,567      2,092,105         -0-          -0-        -0-        2,567         2,092,105
Inmarsat Finance PLC
   7.625%, 6/30/12 (a)                       1,000        960,000         372      357,120        -0-        1,372         1,317,120
Level 3 Financing, Inc.
   8.75%, 2/15/17 (a)                        1,845      1,337,625         105       76,125        -0-        1,950         1,413,750
   9.25%, 11/01/14 (a)                         540        407,700         265      200,075        -0-          805           607,775
MetroPCS Wireless, Inc.
   9.25%, 11/01/14 (a)                       1,010        944,350         -0-          -0-        -0-        1,010           944,350
Nextel Communications, Inc.
   Series D
   7.375%, 8/01/15 (a)                       2,180      1,438,800         260      171,600        -0-        2,440         1,610,400
Qwest Capital Funding, Inc.
   7.25%, 2/15/11 (a)                        1,900      1,776,500         -0-          -0-        -0-        1,900         1,776,500
Sprint Capital Corp.
   6.875%, 11/15/28 (a)                      3,000      2,010,000         345      231,150        -0-        3,345         2,241,150
   8.75%, 3/15/32                              -0-            -0-         145      113,100        -0-          145           113,100
Terrestar Networks, Inc.
   15.00%, 2/15/14 (a)(b)(d)                 1,392        974,337         -0-          -0-        -0-        1,392           974,337
Time Warner Telecom
   Holdings, Inc.
   9.25%, 2/15/14 (a)                        1,300      1,202,500         100       92,500        -0-        1,400         1,295,000
Vip Finance
   8.375%, 4/30/13 (a)(b)                    3,725      2,961,628         220      174,915        -0-        3,945         3,136,543
Windstream Corp.
   8.125%, 8/01/13 (a)                       1,450      1,377,500         198      188,100        -0-        1,648         1,565,600
   8.625%, 8/01/16 (a)                         950        876,375         231      213,097        -0-        1,181         1,089,472
                                                    --------------             -----------------------               ---------------
                                                       32,170,248                3,406,017        -0-                     35,576,265
                                                    --------------             -----------------------               ---------------
Consumer Cyclical -
   Automotive - 1.9%
Affinia Group, Inc.
   9.00%, 11/30/14 (a)                         945        699,300         -0-          -0-        -0-          945           699,300
Allison Transmission
   11.00%, 11/01/15 (a)(b)                   1,745      1,518,150          75       65,250        -0-        1,820         1,583,400
Cooper-Standard
   Automotive , Inc.
   7.00%, 12/15/12 (a)                       1,445      1,163,225         -0-          -0-        -0-        1,445         1,163,225
Ford Motor Co.
   7.45%, 7/16/31 (a)                        2,250        967,500         816      350,880        -0-        3,066         1,318,380
Ford Motor Credit Co.
   5.538%, 1/13/12 (a)(c)                      500        319,872         630      403,039        -0-        1,130           722,911
   7.00%, 10/01/13 (a)                       3,700      2,273,861         443      272,249        -0-        4,143         2,546,110
Gallery Capital SA
   10.125%, 5/15/13 (b)                        -0-            -0-         249      203,291        -0-          249           203,291
General Motors Corp.
   8.25%, 7/15/23                              -0-            -0-         740      290,450        -0-          740           290,450
   8.375%, 7/15/33 (a)                       3,920      1,568,000         720      288,000        -0-        4,640         1,856,000
The Goodyear Tire &
   Rubber Co.
   8.625%, 12/01/11                            -0-            -0-          59       58,410        -0-           59            58,410
   9.00%, 7/01/15 (a)                        1,500      1,485,000         338      334,620        -0-        1,838         1,819,620
Keystone Automotive
   Operations, Inc.
   9.75%, 11/01/13 (a)                       2,200      1,166,000         310      164,300        -0-        2,510         1,330,300
Lear Corp.
   Series B
   5.75%, 8/01/14 (a)                          865        581,713         210      141,225        -0-        1,075           722,938
   8.50%, 12/01/13 (a)                         600        440,250          80       58,700        -0-          680           498,950
   8.75%, 12/01/16 (a)                       1,505      1,045,975         420      291,900        -0-        1,925         1,337,875
Tenneco, Inc.
   8.625%, 11/15/14 (a)                        800        636,000         -0-          -0-        -0-          800           636,000
TRW Automotive, Inc.
   7.25%, 3/15/17 (a)(b)                     2,800      2,212,000         580      458,200        -0-        3,380         2,670,200
Visteon Corp.
   7.00%, 3/10/14 (a)                        1,800        729,000         385      155,925        -0-        2,185           884,925
   8.25%, 8/01/10 (a)                          250        207,500         -0-          -0-        -0-          250           207,500
                                                    --------------             -----------------------               ---------------
                                                       17,013,346                3,536,439        -0-                     20,549,785
                                                    --------------             -----------------------               ---------------
Consumer Cyclical -
   Other - 3.1%
Beazer Homes USA, Inc.
   6.875%, 7/15/15 (a)                       1,000        620,000         -0-          -0-        -0-        1,000           620,000
Boyd Gaming Corp.
   7.75%, 12/15/12 (a)                       1,300      1,144,000         155      136,400        -0-        1,455         1,280,400
Broder Brothers Co.
   Series B
   11.25%, 10/15/10 (a)                        700        364,000         142       73,840        -0-          842           437,840
Chukchansi Economic Development
   Authority
   8.00%, 11/15/13 (a)(b)                      500        400,000         -0-          -0-        -0-          500           400,000
DR Horton, Inc.
   6.00%, 4/15/11 (a)                        1,500      1,342,500         -0-          -0-        -0-        1,500         1,342,500
Gaylord Entertainment Co.
   6.75%, 11/15/14                             -0-            -0-           5        4,200        -0-            5             4,200
   8.00%, 11/15/13 (a)                       1,300      1,131,000         350      304,500        -0-        1,650         1,435,500
Greektown Holdings LLC
   10.75%, 12/01/13 (b)(h)                   1,230        848,700         240      165,600        -0-        1,470         1,014,300
Harrah's Operating Co., Inc.
   5.625%, 6/01/15 (a)                       3,804      1,036,590         205       55,863        -0-        4,009         1,092,453
   5.75%, 10/01/17 (a)                         196         50,960          38        9,880        -0-          234            60,840
   6.50%, 6/01/16 (a)                        1,615        444,125         442      121,550        -0-        2,057           565,675
   10.75%, 2/01/16 (a)(b)                    1,000        510,000         417      212,670        -0-        1,417           722,670
Host Hotels & Resorts LP
   6.875%, 11/01/14 (a)                        950        821,750         185      160,025        -0-        1,135           981,775
   Series O
   6.375%, 3/15/15 (a)                       1,500      1,218,750         -0-          -0-        -0-        1,500         1,218,750
   Series Q
   6.75%, 6/01/16 (a)                          300        245,250         590      482,325        -0-          890           727,575
KB Home
   5.875%, 1/15/15 (a)                         305        242,475         -0-          -0-        -0-          305           242,475
Levi Strauss & Co.
   8.875%, 4/01/16 (a)                       1,300      1,040,000         225      180,000        -0-        1,525         1,220,000
Meritage Homes Corp.
   6.25%, 3/15/15 (a)                          750        555,000         -0-          -0-        -0-          750           555,000
MGM Mirage
   6.625%, 7/15/15 (a)                       3,000      2,085,000         620      430,900        -0-        3,620         2,515,900
   7.625%, 1/15/17 (a)                       2,500      1,800,000         -0-          -0-        -0-        2,500         1,800,000
   8.375%, 2/01/11                             -0-            -0-         620      506,850        -0-          620           506,850
M/I Homes, Inc.
   6.875%, 4/01/12 (a)                       1,500      1,200,000         -0-          -0-        -0-        1,500         1,200,000
Mohegan Tribal Gaming Auth
   6.375%, 7/15/09                             -0-            -0-         155      147,250        -0-          155           147,250
   7.125%, 8/15/14 (a)                       2,050      1,455,500         250      177,500        -0-        2,300         1,633,000
Penn National Gaming, Inc.
   6.875%, 12/01/11 (a)                        800        752,000         280      263,200        -0-        1,080         1,015,200
Pinnacle Entertainment, Inc.
   7.50%, 6/15/15 (a)                        1,000        740,000         -0-          -0-        -0-        1,000           740,000
Quicksilver, Inc.
   6.875%, 4/15/15 (a)                       1,350        931,500         -0-          -0-        -0-        1,350           931,500
Six Flags, Inc.
   9.625%, 6/01/14 (a)                         611        342,160          92       51,520        -0-          703           393,680
Standard Pacific Corp.
   6.50%, 8/15/10 (a)                          750        671,250         -0-          -0-        -0-          750           671,250
Station Casinos, Inc.
   6.625%, 3/15/18 (a)                       4,015      1,063,975         390      103,350        -0-        4,405         1,167,325
Tropicana Entertainment LLC
   9.625%, 12/15/14 (h)                        750        105,000         -0-          -0-        -0-          750           105,000
Trump Entertainment Resorts,
   Inc.
   8.50%, 6/01/15 (a)                          775        317,750         210       86,100        -0-          985           403,850
Turning Stone Resort Casino
   Enterprise
   9.125%,
   12/15/10-9/15/14 (a)(b)                     900        843,000         300      285,000        -0-        1,200         1,128,000
Universal City Development
   Partners
   11.75%, 4/01/10                             -0-            -0-         225      217,406        -0-          225           217,406
Universal City Florida
   Holding Co.
   8.375%, 5/01/10 (a)                         400        386,000         110      106,150        -0-          510           492,150
WCI Communities, Inc.
   6.625%, 3/15/15 (h)                         750        262,500         -0-          -0-        -0-          750           262,500
William Lyon Homes, Inc.
   10.75%, 4/01/13 (a)                       2,069        889,670         206       88,580        -0-        2,275           978,250
Wynn Las Vegas Capital Corp.
   6.625%, 12/01/14 (a)                      2,000      1,705,000         470      400,675        -0-        2,470         2,105,675
                                                    --------------             -----------------------               ---------------
                                                       27,565,405                4,771,334        -0-                     32,336,739
                                                    --------------             -----------------------               ---------------
Consumer Cyclical -
   Restaurants - 0.2%
OSI Restaurant Partners, Inc.
   10.00%, 6/15/15 (a)                       1,000        445,000         100       44,500        -0-        1,100           489,500
Sbarro, Inc.
   10.375%, 2/01/15 (a)                      1,500      1,027,500         -0-          -0-        -0-        1,500         1,027,500
                                                    --------------             -----------------------               ---------------
                                                        1,472,500                   44,500        -0-                      1,517,000
                                                    --------------             -----------------------               ---------------
Consumer Cyclical -
   Retailers - 1.1%
Asbury Automotive Group, Inc.
   8.00%, 3/15/14 (a)                          925        649,813         -0-          -0-        -0-          925           649,813
Autonation, Inc.
   4.791%, 4/15/13 (c)                         -0-            -0-          55       46,338        -0-           55            46,338
The Bon-Ton Dept Stores, Inc.
   10.25%, 3/15/14 (a)                       1,650        495,000         -0-          -0-        -0-        1,650           495,000
Burlington Coat Factory
   Warehouse Corp.
   11.125%, 4/15/14 (a)                      1,000        552,500         130       71,825        -0-        1,130           624,325
Couche-Tard, Inc.
   7.50%, 12/15/13 (a)                       1,375      1,265,000         333      306,360        -0-        1,708         1,571,360
Dollar General Corp.
   10.625%, 7/15/15 (a)                      1,015        999,775          70       68,950        -0-        1,085         1,068,725
Duane Reade, Inc.
   9.75%, 8/01/11 (a)                          870        730,800         -0-          -0-        -0-          870           730,800
GSC Holdings Corp.
   8.00%, 10/01/12 (a)                       1,200      1,206,000         185      185,925        -0-        1,385         1,391,925
Hines Nurseries, Inc.
   10.25%, 10/01/11 (a)                      1,000        562,500         -0-          -0-        -0-        1,000           562,500
Michaels Stores, Inc.
   10.00%, 11/01/14 (a)                      2,000      1,260,000         135       85,050        -0-        2,135         1,345,050
   11.375%, 11/01/16 (a)                     1,000        472,500         105       49,612        -0-        1,105           522,112
Neiman-Marcus Group, Inc.
   9.00%, 10/15/15 (a)(d)                      800        670,000         -0-          -0-        -0-          800           670,000
   10.375%, 10/15/15 (a)                       500        418,750         -0-          -0-        -0-          500           418,750
Rite Aid Corp.
   6.875%, 8/15/13 (a)                         515        231,750         200       90,000        -0-          715           321,750
Sally Holdings LLC
   9.25%, 11/15/14 (a)                         800        754,000         -0-          -0-        -0-          800           754,000
Toys R US, Inc.
   7.375%, 10/15/18 (a)                      1,300        845,000         -0-          -0-        -0-        1,300           845,000
                                                    --------------             -----------------------               ---------------
                                                       11,113,388                  904,060        -0-                     12,017,448
                                                    --------------             -----------------------               ---------------

Consumer Non-Cyclical - 3.8%
ACCO Brands Corp.
   7.625%, 8/15/15 (a)                       1,180        902,700         -0-          -0-        -0-        1,180           902,700
Aramark Corp.
   8.50%, 2/01/15 (a)                        1,625      1,527,500         310      291,400        -0-        1,935         1,818,900
Bausch & Lomb, Inc.
   9.875%, 11/01/15 (a)(b)                     925        878,750          65       61,750        -0-          990           940,500
Biomet, Inc.
   11.625%, 10/15/17 (a)                     1,600      1,608,000         125      125,625        -0-        1,725         1,733,625
Boston Scientific Corp.
   6.00%, 6/15/11 (a)                          500        472,500         -0-          -0-        -0-          500           472,500
Catalent Pharma Solutions, Inc.
   9.50%, 4/15/15 (a)                          710        550,250         120       93,000        -0-          830           643,250
Chaoda Modern Agriculture
   Holdings Ltd.
   7.75%, 2/08/10 (a)(b)                     3,976      3,747,380         -0-          -0-        -0-        3,976         3,747,380
Community Health Systems, Inc.
   8.875%, 7/15/15 (a)                       1,615      1,534,250         294      279,300        -0-        1,909         1,813,550
DaVita, Inc.
   7.25%, 3/15/15 (a)                        1,000        950,000         250      237,500        -0-        1,250         1,187,500
Dean Foods Co.
   7.00%, 6/01/16 (a)                        1,175      1,022,250         125      108,750        -0-        1,300         1,131,000
Del Monte Corp.
   6.75%, 2/15/15 (a)                        1,000        900,000         -0-          -0-        -0-        1,000           900,000
Dole Food Co., Inc.
   7.25%, 6/15/10                              -0-            -0-           5        4,400        -0-            5             4,400
   8.625%, 5/01/09                             -0-            -0-         180      171,900        -0-          180           171,900
   8.875%, 3/15/11 (a)                       1,200      1,008,000          92       77,280        -0-        1,292         1,085,280
Elan Finance PLC/Elan Finance
   Corp.
   7.75%, 11/15/11 (a)                       1,500      1,357,500         590      533,950        -0-        2,090         1,891,450
Hanger Orthopedic Group, Inc.
   10.25%, 6/01/14 (a)                         450        461,250         190      194,750        -0-          640           656,000
HCA, Inc.
   6.25%, 2/15/13                              -0-            -0-           5        4,175        -0-            5             4,175
   6.375%, 1/15/15 (a)                       2,210      1,740,375         415      326,813        -0-        2,625         2,067,188
   6.50%, 2/15/16                              -0-            -0-         290      229,825        -0-          290           229,825
   6.75%, 7/15/13                              -0-            -0-          10        8,400        -0-           10             8,400
   7.875%, 2/01/11                             -0-            -0-         415      400,475        -0-          415           400,475
   9.25%, 11/15/16 (a)                       1,850      1,799,125         -0-          -0-        -0-        1,850         1,799,125
   9.625%, 11/15/16 (d)                        -0-            -0-         485      460,750        -0-          485           460,750
Healthsouth Corp.
   10.75%, 6/15/16 (a)                       1,650      1,666,500          50       50,500        -0-        1,700         1,717,000
IASIS Healthcare Corp.
   8.75%, 6/15/14 (a)                        1,500      1,417,500         345      326,025        -0-        1,845         1,743,525
Invacare Corp.
   9.75%, 2/15/15 (a)                        1,000      1,000,000         -0-          -0-        -0-        1,000         1,000,000
Merisant Co.
   9.50%, 7/15/13 (a)                        1,000        580,000         -0-          -0-        -0-        1,000           580,000
Multiplan, Inc.
   10.375%, 4/15/16 (a)(b)                     500        490,000         -0-          -0-        -0-          500           490,000
New Albertsons, Inc.
   7.45%, 8/01/29 (a)                        2,200      1,956,744         255      226,804        -0-        2,455         2,183,548
Pinnacle Foods Finance LLC
   10.625%, 4/01/17 (a)                      1,000        750,000         -0-          -0-        -0-        1,000           750,000
Select Medical Corp.
   7.625%, 2/01/15 (a)                       1,400      1,134,000         165      133,650        -0-        1,565         1,267,650
Simmons Co.
   10.00%, 12/15/14 (a)(e)                   1,245        697,200         -0-          -0-        -0-        1,245           697,200
Stater Brothers Holdings
   8.125%, 6/15/12 (a)                       1,300      1,274,000         165      161,700        -0-        1,465         1,435,700
Sun Healthcare Group, Inc.
   9.125%, 4/15/15 (a)                         800        764,000         -0-          -0-        -0-          800           764,000
Tenet Healthcare Corp.
   7.375%, 2/01/13 (a)                       1,045        950,950         215      195,650        -0-        1,260         1,146,600
Universal Hospital Services,
   Inc.
   6.303%, 6/01/15 (a)(c)                      500        440,000         -0-          -0-        -0-          500           440,000
Viant Holdings, Inc.
   10.12%, 7/15/17 (a)(b)                      633        512,730         168      136,080        -0-          801           648,810
Visant Corp.
   7.625%, 10/01/12 (a)                      1,000        917,500         210      192,675        -0-        1,210         1,110,175
Visant Holdings Corp.
   8.75%, 12/01/13 (a)                         500        458,750         -0-          -0-        -0-          500           458,750
                                                    --------------             -----------------------               ---------------
                                                       35,469,704                5,033,127        -0-                     40,502,831
                                                    --------------             -----------------------               ---------------

Energy - 1.8%
Chaparral Energy, Inc.
   8.875%, 2/01/17 (a)                       1,250        987,500         -0-          -0-        -0-        1,250           987,500
Chesapeake Energy Corp.
   6.375%, 6/15/15 (a)                       1,800      1,606,500         -0-          -0-        -0-        1,800         1,606,500
   6.50%, 8/15/17 (a)                          425        371,875         405      354,375        -0-          830           726,250
   7.50%, 9/15/13                              -0-            -0-         185      178,987        -0-          185           178,987
CIE Generale De Geophysique
   7.50%, 5/15/15 (a)                          580        553,900         145      138,475        -0-          725           692,375
   7.75%, 5/15/17                              -0-            -0-          25       23,750        -0-           25            23,750
Complete Production Services,
   Inc.
   8.00%, 12/15/16 (a)                       1,355      1,287,250         145      137,750        -0-        1,500         1,425,000
Energy XXI Gulf Coast, Inc.
   10.00%, 6/15/13 (a)                         560        420,000         115       86,250        -0-          675           506,250
Forest Oil Corp.
   7.25%, 6/15/19 (a)                        2,035      1,739,925         225      192,375        -0-        2,260         1,932,300
Helix Energy Solutions Group,
   Inc.
   9.50%, 1/15/16 (a)(b)                       500        467,500         -0-          -0-        -0-          500           467,500
Hilcorp Energy I LP/Hilcorp
   Finance Co.
   7.75%, 11/01/15 (a)(b)                    1,105        950,300         115       98,900        -0-        1,220         1,049,200
Key Energy Services, Inc.
   8.375%, 12/01/14 (a)(b)                   1,000        960,000         -0-          -0-        -0-        1,000           960,000
Newfield Exploration Co.
   6.625%, 9/01/14 (a)                       1,030        927,000         -0-          -0-        -0-        1,030           927,000
   7.125%, 5/15/18                             -0-            -0-         160      139,200        -0-          160           139,200
OPTI Canada, Inc.
   8.25%, 12/15/14 (a)                       1,200      1,074,000         -0-          -0-        -0-        1,200         1,074,000
PetroHawk Energy Corp.
   9.125%, 7/15/13 (a)                       1,600      1,504,000         217      203,980        -0-        1,817         1,707,980
Pioneer Natural Resources Co.
   5.875%, 7/15/16                             -0-            -0-         160      137,847        -0-          160           137,847
Plains Exploration &
   Production Co.
   7.75%, 6/15/15 (a)                        1,090      1,002,800         160      147,200        -0-        1,250         1,150,000
Pride International, Inc.
   7.375%, 7/15/14 (a)                         655        625,525          95       90,725        -0-          750           716,250
Range Resources Corp.
   7.50%, 5/15/16 (a)                          500        477,500         265      253,075        -0-          765           730,575
Southwestern Energy Co.
   7.50%, 2/01/18 (b)                          -0-            -0-          95       92,150        -0-           95            92,150
Tesoro Corp.
   6.25%, 11/01/12                             -0-            -0-         400      350,000        -0-          400           350,000
   6.50%, 6/01/17 (a)                        1,880      1,504,000         -0-          -0-        -0-        1,880         1,504,000
                                                    --------------             -----------------------               ---------------
                                                       16,459,575                2,625,039        -0-                     19,084,614
                                                    --------------             -----------------------               ---------------

Other Industrial - 0.8%
Education Management LLC
   10.25%, 6/01/16 (a)                       1,050        840,000         -0-          -0-        -0-        1,050           840,000
Neenah Foundary Co.
   9.50%, 1/01/17 (a)                          800        608,000         -0-          -0-        -0-          800           608,000
Noble Group Ltd.
   6.625%, 3/17/15 (a)(b)                    4,731      3,461,767         -0-          -0-        -0-        4,731         3,461,767
   8.50%, 5/30/13 (a)(b)                       341        281,325         170      140,250        -0-          511           421,575
RBS Global, Inc. and
   Rexnord Corp.
   9.50%, 8/01/14 (a)                        1,400      1,316,000         135      122,850        -0-        1,535         1,438,850
   11.75%, 8/01/16 (a)                         350        330,750         -0-          -0-        -0-          350           330,750
Sensus Metering Systems, Inc.
   8.625%, 12/15/13 (a)                        800        752,000         -0-          -0-        -0-          800           752,000
Trimas Corp.
   9.875%, 6/15/12 (a)                       1,250      1,059,375         -0-          -0-        -0-        1,250         1,059,375
                                                    --------------             -----------------------               ---------------
                                                        8,649,217                  263,100        -0-                      8,912,317
                                                    --------------             -----------------------               ---------------

Services - 0.8%
Expedia, Inc.
   8.50%, 7/01/16 (a)(b)                     1,840      1,656,000          75       67,500        -0-        1,915         1,723,500
Lottomatica SpA
   8.25%, 3/31/66 (a)(b)(j)        EUR         725        734,870         -0-          -0-        -0-          725           734,870
Noble Group Ltd.
   6.625%, 3/17/15 (b)             US$         -0-            -0-         401      312,780        -0-          401           312,780
Realogy Corp.
   10.50%, 4/15/14 (a)                       1,335        587,400         275      121,000        -0-        1,610           708,400
   12.375%, 4/15/15 (a)                        500        170,000         -0-          -0-        -0-          500           170,000
Service Corp. International
   6.75%, 4/01/16 (a)                        1,485      1,269,675         165      141,075        -0-        1,650         1,410,750
Ticketmaster
   10.75%, 8/01/16 (a)(b)                    1,250      1,175,000         -0-          -0-        -0-        1,250         1,175,000
Travelport LLC
   9.875%, 9/01/14 (a)                       1,300      1,059,500          60       48,900        -0-        1,360         1,108,400
West Corp.
   9.50%, 10/15/14 (a)                         500        382,500          80       61,200        -0-          580           443,700
   11.00%, 10/15/16 (a)                        500        360,000         -0-          -0-        -0-          500           360,000
                                                    --------------             -----------------------               ---------------
                                                        7,394,945                  752,455        -0-                      8,147,400
                                                    --------------             -----------------------               ---------------

Technology - 2.3%
Amkor Technology, Inc.
   9.25%, 6/01/16 (a)                        1,995      1,675,800         405      340,200        -0-        2,400         2,016,000
Avago Technologies Finance
   10.125%, 12/01/13 (a)                       950        959,500         230      232,300        -0-        1,180         1,191,800
CA, Inc.
   4.75%, 12/01/09 (a)                         500        491,063         200      196,425        -0-          700           687,488
Celestica, Inc.
   7.875%, 7/01/11 (a)                       1,300      1,261,000         -0-          -0-        -0-        1,300         1,261,000
Ceridian Corp.
   11.25%, 11/15/15 (a)(b)                   1,000        825,000         -0-          -0-        -0-        1,000           825,000
First Data Corp.
   9.875%, 9/24/15 (a)(b)                    1,687      1,324,295         143      112,255        -0-        1,830         1,436,550
Flextronics International Ltd.
   6.50%, 5/15/13 (a)                        1,350      1,198,125         435      386,062        -0-        1,785         1,584,187
Freescale Semiconductor, Inc.
   8.875%, 12/15/14 (a)                      1,550      1,069,500         580      400,200        -0-        2,130         1,469,700
   10.125%, 12/15/16 (a)                     1,500        960,000         285      182,400        -0-        1,785         1,142,400
Iron Mountain, Inc.
   6.625%, 1/01/16 (a)                       1,350      1,269,000         410      385,400        -0-        1,760         1,654,400
Lucent Technologies, Inc.
   6.50%, 1/15/28 (a)                        1,850      1,128,500         -0-          -0-        -0-        1,850         1,128,500
Nortel Networks Ltd.
   6.875%, 9/01/23 (a)                       1,000        370,000         -0-          -0-        -0-        1,000           370,000
   10.125%, 7/15/13                            -0-                        235      149,813        -0-          235           149,813
   10.75%, 7/15/16 (a)                         600        367,500         -0-          -0-        -0-          600           367,500
NXP BV / NXP Funding LLC
   5.541%, 10/15/13 (a)(c)                     500        330,000         170      112,200        -0-          670           442,200
   9.50%, 10/15/15 (a)                         750        386,250         180       92,700        -0-          930           478,950
Sanmina Corp.
   8.125%, 3/01/16 (a)                       2,050      1,742,500         -0-          -0-        -0-        2,050         1,742,500
Seagate Technology HDD Holding
   6.375%, 10/01/11 (a)                      1,600      1,572,000         298      292,785        -0-        1,898         1,864,785
Sensata Technologies BV
   8.00%, 5/01/14 (a)                          800        676,000         -0-          -0-        -0-          800           676,000
Serena Software, Inc.
   10.375%, 3/15/16 (a)                        200        176,000         270      237,600        -0-          470           413,600
Sungard Data Systems, Inc.
   9.125%, 8/15/13 (a)                         950        855,000         270      243,000        -0-        1,220         1,098,000
   10.25%, 8/15/15 (a)                         300        260,250         -0-          -0-        -0-          300           260,250
Telcordia Technologies, Inc.
   10.00%, 3/15/13 (a)(b)                      900        724,500         -0-          -0-        -0-          900           724,500
Unisys Corp.
   8.00%, 10/15/12 (a)                       1,250      1,012,500         -0-          -0-        -0-        1,250         1,012,500
                                                    --------------             -----------------------               ---------------
                                                       20,634,283                3,363,340        -0-                     23,997,623
                                                    --------------             -----------------------               ---------------

Transportation - Airlines - 0.1%
AMR Corp.
   9.00%, 8/01/12 (a)                          830        539,500         242      157,300        -0-        1,072           696,800
Continental Airlines, Inc.
   8.75%, 12/01/11                             -0-            -0-         260      185,900        -0-          260           185,900
   Series RJO3
   7.875%, 7/02/18 (a)                         710        461,669          75       48,475        -0-          785           510,144
                                                    --------------             -----------------------               ---------------
                                                        1,001,169                  391,675        -0-                      1,392,844
                                                    --------------             -----------------------               ---------------

Transportation - Railroads - 0.1%
Trinity Industries, Inc.
   6.50%, 3/15/14 (a)                        1,400      1,319,500         160      150,800        -0-        1,560         1,470,300
                                                    --------------             -----------------------               ---------------
Transportation - Services - 0.5%
Avis Budget Car Rental
   7.75%, 5/15/16 (a)                        2,500      1,562,500         255      159,375        -0-        2,755         1,721,875
Hertz Corp.
   8.875%, 1/01/14 (a)                       1,750      1,509,375         305      263,063        -0-        2,055         1,772,438
   10.50%, 1/01/16 (a)                       1,050        876,750         235      196,225        -0-        1,285         1,072,975
US Shipping Partners LP Shipping
   Finance Corp.
   13.00%, 8/15/14 (a)                         800        336,000         -0-          -0-        -0-          800           336,000
                                                    --------------             -----------------------               ---------------
                                                        4,284,625                  618,663        -0-                      4,903,288
                                                    --------------             -----------------------               ---------------
                                                      277,117,931               42,422,870        -0-                    319,540,801
                                                    --------------             -----------------------               ---------------
Utility - 2.7%
Electric - 2.2%
The AES Corp.
   7.75%, 3/01/14 (a)                        2,200      2,046,000         630      585,900        -0-        2,830         2,631,900
   8.00%, 10/15/17 (a)                         800        722,000          90       81,225        -0-          890           803,225
   8.75%, 5/15/13 (b)                          -0-            -0-          50       50,250        -0-           50            50,250
CMS Energy Corp.
   8.50%, 4/15/11                              -0-            -0-         215      219,986        -0-          215           219,986
Dynegy Holdings, Inc.
   7.75%, 6/01/19 (a)                        1,900      1,520,000         320      256,000        -0-        2,220         1,776,000
   8.375%, 5/01/16 (a)                       1,460      1,270,200         425      369,750        -0-        1,885         1,639,950
Edison Mission Energy
   7.00%, 5/15/17 (a)                        1,925      1,732,500         200      180,000        -0-        2,125         1,912,500
   7.50%, 6/15/13 (a)                          700        672,000         500      480,000        -0-        1,200         1,152,000
   7.75%, 6/15/16 (a)                          700        658,000         170      159,800        -0-          870           817,800
Energy Future Holdings Corp.
   10.875%, 11/01/17 (a)(b)                    975        879,937         175      157,937        -0-        1,150         1,037,874
Mirant Americas Generation LLC
   8.50%, 10/01/21 (a)                       1,770      1,371,750         300      232,500        -0-        2,070         1,604,250
NRG Energy, Inc.
   7.25%, 2/01/14                              -0-            -0-          85       78,838        -0-           85            78,838
   7.375%, 2/01/16 - 1/15/17 (a)             2,690      2,435,900         925      836,950        -0-        3,615         3,272,850
PSEG Energy Holdings LLC
   8.50%, 6/15/11 (a)                          400        404,923         -0-          -0-        -0-          400           404,923
Reliant Energy, Inc.
   7.625%, 6/15/14 (a)                       2,190      1,642,500         185      138,750        -0-        2,375         1,781,250
   7.875%, 6/15/17 (a)                         855        632,700         225      166,500        -0-        1,080           799,200
Texas Competitive Electric
   Holdings Co. LLC
   10.25%, 11/01/15 (a)(b)                   1,000        902,500         130      117,325        -0-        1,130         1,019,825
TXU Corp.
   Series P
   5.55%, 11/15/14 (a)                       1,550      1,156,698         251      187,311        -0-        1,801         1,344,009
   Series Q
   6.50%, 11/15/24 (a)                       1,550        987,159         379      241,376        -0-        1,929         1,228,535
                                                    --------------             -----------------------               ---------------
                                                       19,034,767                4,540,398        -0-                     23,575,165
                                                    --------------             -----------------------               ---------------
Natural Gas - 0.5%
El Paso Corp.
   7.375%, 12/15/12 (a)                      1,000        961,579         330      317,321        -0-        1,330         1,278,900
Enterprise Products Operating LP
   8.375%, 8/01/66  (a)(j)                   1,545      1,432,169         460      426,407        -0-        2,005         1,858,576
Kinder Morgan Finance Co.
   5.70%, 1/05/16 (a)                          835        741,062          75       64,500        -0-          910           805,562
Regency Energy Partners
   8.375%, 12/15/13 (a)                        933        839,700          98       88,200        -0-        1,031           927,900
                                                    --------------             -----------------------               ---------------
                                                        3,974,510                  896,428        -0-                      4,870,938
                                                    --------------             -----------------------               ---------------
                                                       23,009,277                5,436,826        -0-                     28,446,103
                                                    --------------             -----------------------               ---------------
Financial Institutions - 1.9%
Banking - 0.8%
ALB Finance BV
   9.25%, 9/25/13 (a)(b)                     2,985      1,552,200         273      141,960        -0-        3,258         1,694,160
CenterCredit International BV
   8.625%, 1/30/14 (a)(b)                    1,210        847,000         194      135,800        -0-        1,404           982,800
Kazkommerts International BV
   8.50%, 4/16/13 (a)(b)                     3,000      1,935,000         350      206,556        -0-        3,350         2,141,556
RS Finance (RSB)
   7.50%, 10/07/10 (a)(b)                    5,345      3,625,520         270      183,600        -0-        5,615         3,809,120
                                                    --------------             -----------------------               ---------------
                                                        7,959,720                  667,916        -0-                      8,627,636
                                                    --------------             -----------------------               ---------------
Brokerage - 0.1%
E*Trade Financial Corp.
   7.375%, 9/15/13 (a)                         405        330,075          85       69,275        -0-          490           399,350
Lehman Brothers Holdings, Inc.
   Series MTN
   6.875%, 5/02/18 (h)                       1,690        211,250         -0-          -0-        -0-        1,690           211,250
                                                    --------------             -----------------------               ---------------
                                                          541,325                   69,275        -0-                        610,600
                                                    --------------             -----------------------               ---------------
Finance - 0.4%
Chaoda Modern Agriculture
   7.75%, 2/08/10 (b)                          -0-            -0-         519      518,834        -0-          519           518,834
General Motors Acceptance Corp.
   6.75%, 12/01/14 (a)                       2,795      1,072,760         200       76,763        -0-        2,995         1,149,523
   6.875%, 9/15/11 (a)                         500        223,093         765      341,333        -0-        1,265           564,426
   8.00%, 11/01/31 (a)                         820        309,367         260       98,092        -0-        1,080           407,459
Mobile Satellite Ventures LP
   14.00%, 4/01/13 (a)(b)(e)                 1,000        550,000         -0-          -0-        -0-        1,000           550,000
Residential Capital LLC
   9.625%, 5/15/15 (a)(b)                    3,640        873,600         572      137,280        -0-        4,212         1,010,880
                                                    --------------             -----------------------               ---------------
                                                        3,028,820                1,172,302        -0-                      4,201,122
                                                    --------------             -----------------------               ---------------
Insurance - 0.3%
Crum & Forster Holdings Corp.
   7.75%, 5/01/17 (a)                          500        435,000         220      191,400        -0-          720           626,400
Fairfax Financial Holdings Ltd.
   7.75%, 6/15/17 (a)                        1,250      1,137,500         -0-          -0-        -0-        1,250         1,137,500
Liberty Mutual Group, Inc.
   7.80%, 3/15/37 (a)(b)                       495        298,974          95       57,379        -0-          590           356,353
Vanguard Health Holding Co.
   11.25%, 10/01/15 (a)(e)                   1,650      1,427,250         -0-          -0-        -0-        1,650         1,427,250
                                                    --------------             -----------------------               ---------------
                                                        3,298,724                  248,779        -0-                      3,547,503
                                                    --------------             -----------------------               ---------------
Other Finance - 0.1%
iPayment, Inc.
   9.75%, 5/15/14 (a)                          750        600,000         -0-          -0-        -0-          750           600,000
Trains HY-1-2006
   7.117%, 5/01/16 (a)(b)(j)                   -0-            -0-         393      364,449        -0-          393           364,449
                                                    --------------             -----------------------               ---------------
                                                          600,000                  364,449        -0-                        964,449
                                                    --------------             -----------------------               ---------------
REITS - 0.2%
Icahn Enterprises LP / Icahn
   Enterprises Finance Corp.
   7.125%, 2/15/13 (a)                       2,185      1,671,525         315      240,975        -0-        2,500         1,912,500
                                                    --------------             -----------------------               ---------------
                                                       17,100,114                2,763,696        -0-                     19,863,810
                                                    --------------             -----------------------               ---------------
Credit Default Index
Holdings - 1.1%
DJ CDX.NA.HY-100 - 1.1%
CDX North America High Yield
   Series 8-T1
   7.625%, 6/29/12 (a)(b)                    9,800      9,089,500       1,078      999,845        -0-       10,878        10,089,345
Dow Jones CDX HY
   Series 4-T1
   8.25%, 6/29/10 (b)                          -0-            -0-         935      945,485        -0-          935           945,485
                                                    --------------             -----------------------               ---------------
                                                        9,089,500                1,945,330        -0-                     11,034,830
                                                    --------------             -----------------------               ---------------
Total Corporates - Non-
Investment Grades
(cost $474,653,124)                                   326,316,822               52,568,722        -0-                    378,885,544
                                                    --------------             -----------------------               ---------------

EMERGING MARKETS -
SOVEREIGNS - 21.6%
Non Corporate Sectors - 21.6%
Sovereign - 21.6%
Argentina - 2.1%
Republic of Argentina
   3.127%, 8/03/12 (a)(c)                    9,750      7,028,592         944      680,217        -0-       10,694         7,708,809
   7.00%, 10/03/15 (a)                      11,600      6,658,400         -0-          -0-        -0-       11,600         6,658,400
   7.82%, 12/31/33 (a)             EUR       8,463      5,599,938         -0-          -0-        -0-        8,463         5,599,938
   8.28%, 12/31/33 (k)             US$       3,406      1,945,539       1,090      622,487        -0-        4,496         2,568,026
   Series $GDP
   1.318%, 12/15/35 (a)(j)                       3            230         -0-          -0-        -0-            3               230
                                                    --------------             -----------------------               ---------------
                                                       21,232,699                1,302,704        -0-                     22,535,403
                                                    --------------             -----------------------               ---------------
Colombia - 1.1%
Republic of Colombia
   7.375%, 1/27/17 - 9/18/37 (a)             9,099      9,108,099       1,011    1,030,937        -0-       10,110        10,139,036
   11.75%, 2/25/20                             -0-            -0-       1,028    1,421,210        -0-        1,028         1,421,210
                                                    --------------             -----------------------               ---------------
                                                        9,108,099                2,452,147        -0-                     11,560,246
                                                    --------------             -----------------------               ---------------
Costa Rica - 0.0%
Republic of Costa Rica
   8.11%, 2/01/12 (b)                          -0-            -0-         188      201,630        -0-          188           201,630
                                                    --------------             -----------------------               ---------------

Dominican Republic - 0.6%
Dominican Republic
   8.625%, 4/20/27 (a)(b)                    4,015      3,613,500         370      321,900        -0-        4,385         3,935,400
Dominican Republic STP
   Zero Coupon, 7/23/09 (a)(b)     DOP       3,150      2,619,686         -0-          -0-        -0-        3,150         2,619,686
                                                    --------------             -----------------------               ---------------
                                                        6,233,186                  321,900        -0-                      6,555,086
                                                    --------------             -----------------------               ---------------
Ecuador - 1.1%
Republic of Ecuador
   9.375%, 12/15/15 (a)(b)         US$       5,698      4,786,320         943      792,120        -0-        6,641         5,578,440
   10.00%, 8/15/30 (a)(b)(i)                 7,393      5,322,960       1,087      782,640        -0-        8,480         6,105,600
                                                    --------------             -----------------------               ---------------
                                                       10,109,280                1,574,760        -0-                     11,684,040
                                                    --------------             -----------------------               ---------------
El Salvador - 0.7%
Republic of El Salvador
   7.625%, 9/21/34 (a)(b)                    2,642      2,615,580         150      150,000        -0-        2,792         2,765,580
   7.65%, 6/15/35 (a)(b)                     3,469      3,399,620         355      347,900        -0-        3,824         3,747,520
   8.50%, 7/25/11(b)                           -0-            -0-         400      420,000        -0-          400           420,000
                                                    --------------             -----------------------               ---------------
                                                        6,015,200                  917,900        -0-                      6,933,100
                                                    --------------             -----------------------               ---------------
Indonesia - 2.3%
Republic of Indonesia
   6.625%, 2/17/37 (a)(b)                    3,650      2,906,313         520      414,050        -0-        4,170         3,320,363
   6.75%, 3/10/14 (a)(b)                     8,135      7,809,600         945      883,575        -0-        9,080         8,693,175
   6.875%, 3/09/17 - 1/17/18(a)(b)           4,706      4,202,217         835      746,535        -0-        5,541         4,948,752
   7.25%, 4/20/15 (b)                          -0-            -0-         976      949,160        -0-          976           949,160
   7.50%, 1/15/16 (b)                          -0-            -0-         270      264,600        -0-          270           264,600
   7.75%, 1/17/38 (a)(b)                     2,662      2,395,800         387      348,300        -0-        3,049         2,744,100
   8.50%, 10/12/35 (a)(b)                    3,568      3,434,200         390      375,375        -0-        3,958         3,809,575
                                                    --------------             -----------------------               ---------------
                                                       20,748,130                3,981,595        -0-                     24,729,725
                                                    --------------             -----------------------               ---------------
Jamaica - 0.4%
Government of Jamaica
   9.25%, 10/17/25                             -0-            -0-         100      102,000        -0-          100           102,000
   10.625%, 6/20/17 (a)                      2,988      3,316,680         270      299,700        -0-        3,258         3,616,380
                                                    --------------             -----------------------               ---------------
                                                        3,316,680                  401,700        -0-                      3,718,380
                                                    --------------             -----------------------               ---------------
Lebanon - 0.5%
Lebanese Republic
   7.875%, 5/20/11 (a)(b)                    2,805      2,797,987         325      324,187        -0-        3,130         3,122,174
   11.625%, 5/11/16 (a)(b)                   1,262      1,451,300         146      167,900        -0-        1,408         1,619,200
                                                    --------------             -----------------------               ---------------
                                                        4,249,287                  492,087        -0-                      4,741,374
                                                    --------------             -----------------------               ---------------
Pakistan - 0.1%
Republic of Pakistan
   6.875%, 6/01/17 (a)(b)                    2,404      1,141,900         338      160,550        -0-        2,742         1,302,450
                                                    --------------             -----------------------               ---------------

Panama - 2.4%
Republic of Panama
   6.70%, 1/26/36 (a)                        3,139      2,966,355           3        2,835        -0-        3,142         2,969,190
   7.125%, 1/29/26                             -0-            -0-         927      950,175        -0-          927           950,175
   7.25%, 3/15/15                              -0-            -0-       1,321    1,370,537        -0-        1,321         1,370,537
   8.875%, 9/30/27 (a)                      10,586     12,650,270         724      865,180        -0-       11,310        13,515,450
   9.375%, 4/01/29 (a)                       4,621      5,730,040         661      819,640        -0-        5,282         6,549,680
                                                    --------------             -----------------------               ---------------
                                                       21,346,665                4,008,367        -0-                     25,355,032
                                                    --------------             -----------------------               ---------------
Philippines - 4.5%
Republic of Philippines
   7.50%, 9/25/24                              -0-            -0-       1,059    1,111,950        -0-        1,059         1,111,950
   7.75%, 1/14/31 (a)                        6,700      7,035,000         555      582,750        -0-        7,255         7,617,750
   8.25%, 1/15/14 (a)                       13,445     14,453,375         -0-          -0-        -0-       13,445        14,453,375
   8.875%, 3/17/15                             -0-            -0-       1,500    1,672,500        -0-        1,500         1,672,500
   9.50%, 2/02/30 (a)                        2,125      2,635,000         -0-          -0-        -0-        2,125         2,635,000
   9.875%, 1/15/19 (a)                      14,521     17,770,800       1,718    2,102,489        -0-       16,239        19,873,289
   10.625%, 3/16/25                            -0-            -0-         205      272,906        -0-          205           272,906
                                                    --------------             -----------------------               ---------------
                                                       41,894,175                5,742,595        -0-                     47,636,770
                                                    --------------             -----------------------               ---------------
Turkey - 1.2%
Republic of Turkey
   6.875%, 3/17/36 (a)                       5,000      4,400,000       1,611    1,417,680        -0-        6,611         5,817,680
   7.00%, 6/05/20                              -0-            -0-       1,950    1,830,563        -0-        1,950         1,830,563
   7.375%, 2/05/25                             -0-            -0-       1,523    1,462,080        -0-        1,523         1,462,080
   9.50%, 1/15/14                              -0-            -0-         151      166,296        -0-          151           166,296
   11.00%, 1/14/13                             -0-            -0-       1,469    1,685,677        -0-        1,469         1,685,677
   11.50%, 1/23/12                             -0-            -0-       1,447    1,642,345        -0-        1,447         1,642,345
                                                    --------------             -----------------------               ---------------
                                                        4,400,000                8,204,641        -0-                     12,604,641
                                                    --------------             -----------------------               ---------------
Ukraine - 0.4%
Government of Ukraine
   6.385%, 6/26/12 (a)(b)                    2,500      2,075,000         110       91,300        -0-        2,610         2,166,300
   7.65%, 6/11/13 (a)(b)                     2,441      2,099,260         112       96,320        -0-        2,553         2,195,580
                                                    --------------             -----------------------               ---------------
                                                        4,174,260                  187,620        -0-                      4,361,880
                                                    --------------             -----------------------               ---------------
Uruguay - 1.1%
Republic of Uruguay
   7.625%, 3/21/36 (a)                       1,700      1,606,500         140      132,300        -0-        1,840         1,738,800
   7.875%, 1/15/33 (a)(d)                    4,950      4,912,395       1,083    1,074,925        -0-        6,033         5,987,320
   8.00%, 11/18/22 (a)                       3,354      3,353,577         -0-          -0-        -0-        3,354         3,353,577
   9.25%, 5/17/17                              -0-            -0-         505      568,756        -0-          505           568,756
                                                    --------------             -----------------------               ---------------
                                                        9,872,472                1,775,981        -0-                     11,648,453
                                                    --------------             -----------------------               ---------------
Venezuela - 3.1%
Republic of Venezuela
   3.791%, 4/20/11(b)(c)                       -0-            -0-         120       96,600        -0-          120            96,600
   5.75%, 2/26/16 (a)                        5,824      3,785,275       2,115    1,416,715        -0-        7,939         5,201,990
   6.00%, 12/09/20 (a)                      10,535      6,004,665         358      200,480        -0-       10,893         6,205,145
   7.00%, 12/01/18 (a)(b)                   16,282     11,010,703         610      404,125        -0-       16,892        11,414,828
   7.65%, 4/21/25                            6,667      4,050,203       1,942    1,179,765        -0-        8,609         5,229,968
   8.50%, 10/08/14 (a)                       2,793      2,199,488       1,165      917,438        -0-        3,958         3,116,926
   9.25%, 9/15/27                              -0-            -0-       1,123      837,758        -0-        1,123           837,758
   9.375%, 1/13/34                             -0-            -0-         318      221,010        -0-          318           221,010
                                                    --------------             -----------------------               ---------------
                                                       27,050,334                5,273,891        -0-                     32,324,225
                                                    --------------             -----------------------               ---------------
Total Emerging Markets -
Sovereigns
   (cost $252,666,516)                                190,892,367               37,000,068        -0-                    227,892,435
                                                    --------------             -----------------------               ---------------

CORPORATES - INVESTMENT
GRADES - 9.0%
Industrial - 4.4%
Basic - 1.9%
Freeport-McMoRan Copper &
   Gold, Inc.
   8.375%, 4/01/17 (a)                       1,580      1,556,300         405      398,925        -0-        1,985         1,955,225
GTL Trade Finance, Inc.
   7.25%, 10/20/17 (a)(b)                    1,157      1,109,320         181      173,541        -0-        1,338         1,282,861
JPMorgan Chase
   7.00%, 6/28/17 (a)(b)           RUB     168,000      4,077,576         -0-          -0-        -0-      168,000         4,077,576
The Mosaic Co.
   7.625%, 12/01/16 (a)(b)(i)      US$       1,435      1,466,177         445      454,668        -0-        1,880         1,920,845
Southern Copper Corp.
   7.50%, 7/27/35 (a)                        3,000      2,773,665         300      277,366        -0-        3,300         3,051,031
United States Steel Corp.
   6.65%, 6/01/37 (a)                        1,000        743,708         -0-          -0-        -0-        1,000           743,708
   7.00%, 2/01/18 (a)                        1,000        902,760         160      144,442        -0-        1,160         1,047,202
Vale Overseas Ltd.
   6.875%, 11/21/36 (a)                      5,552      4,941,874         404      359,603        -0-        5,956         5,301,477
Weyerhaeuser Co.
   7.375%, 3/15/32                             -0-            -0-         125      109,607        -0-          125           109,607
                                                    --------------             -----------------------               ---------------
                                                       17,571,380                1,918,152        -0-                     19,489,532
                                                    --------------             -----------------------               ---------------
Capital Goods - 0.1%
Masco Corp.
   6.125%, 10/03/16 (a)                      1,155      1,003,558         170      147,710        -0-        1,325         1,151,268
                                                    --------------             -----------------------               ---------------
Communications - Telecommunica-
tions - 0.4%
Embarq Corp.
   6.738%, 6/01/13                             -0-            -0-         220      193,912        -0-          220           193,912
   7.082%, 6/01/16 (a)                       1,750      1,418,270         -0-          -0-        -0-        1,750         1,418,270
Qwest Corp.
   6.50%, 6/01/17 (a)                          610        488,000         -0-          -0-        -0-          610           488,000
   6.875%, 9/15/33 (a)                       1,000        672,500         -0-          -0-        -0-        1,000           672,500
   8.875%, 3/15/12                             -0-            -0-       1,360    1,332,800        -0-        1,360         1,332,800
                                                    --------------             -----------------------               ---------------
                                                        2,578,770                1,526,712        -0-                      4,105,482
                                                    --------------             -----------------------               ---------------

Consumer Cyclical - Other - 0.2%
Starwood Hotels & Resorts
Worldwide, Inc.
   6.25%, 2/15/13                              -0-            -0-         180      169,655        -0-          180           169,655
   7.375%, 11/15/15 (a)                      1,000        944,507         -0-          -0-        -0-        1,000           944,507
Toll Brothers Finance Corp.
   5.15%, 5/15/15 (a)                        1,500      1,268,573         249      210,583        -0-        1,749         1,479,156
                                                    --------------             -----------------------               ---------------
                                                        2,213,080                  380,238        -0-                      2,593,318
                                                    --------------             -----------------------               ---------------
Consumer Cyclical -
Retailers - 0.3%
JC Penney Corp., Inc.
   7.40%, 4/01/37 (a)                        1,000        836,683         -0-          -0-        -0-        1,000           836,683
Limited Brands, Inc.
   5.25%, 11/01/14 (a)                         873        730,755         187      156,531        -0-        1,060           887,286
   6.90%, 7/15/17 (a)                          320        269,769         110       92,733        -0-          430           362,502
Macys Retail Holdings, Inc.
   5.75%, 7/15/14 (a)                        1,115        967,462         -0-          -0-        -0-        1,115           967,462
   5.90%, 12/01/16                             -0-            -0-         175      144,260        -0-          175           144,260
                                                    --------------             -----------------------               ---------------
                                                        2,804,669                  393,524        -0-                      3,198,193
                                                    --------------             -----------------------               ---------------
Consumer Non-Cyclical - 0.4%
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13 (b)                        -0-            -0-         180      172,689        -0-          180           172,689
Coventry Health Care, Inc.
   5.95%, 3/15/17 (a)                        1,000        833,559         -0-          -0-        -0-        1,000           833,559
Reynolds American, Inc.
   7.25%, 6/01/12 - 6/01/13                    -0-            -0-         825      847,326        -0-          825           847,326
Ventas Realty LP/Ventas Capital
Corp.
   6.75%, 4/01/17 (a)                        1,750      1,653,750         157      148,365        -0-        1,907         1,802,115
                                                    --------------             -----------------------               ---------------
                                                        2,487,309                1,168,380        -0-                      3,655,689
                                                    --------------             -----------------------               ---------------
Energy - 0.8%
Gaz Capital SA
   6.212%, 11/22/16 (a)(b)                   2,814      2,225,199         100       74,451        -0-        2,914         2,299,650
   6.51%, 3/07/22 (a)(b)                     4,690      3,376,800       1,998    1,438,560        -0-        6,688         4,815,360
National Oilwell Varco, Inc.
   Series B
   6.125%, 8/15/15                             -0-            -0-         130      126,869        -0-          130           126,869
TNK-BP Finance SA
   7.50%, 7/18/16                            2,101      1,502,215                                 -0-        2,101         1,502,215
                                                    --------------             -----------------------               ---------------
                                                        7,104,214                1,639,880        -0-                      8,744,094
                                                    --------------             -----------------------               ---------------
Other Industrial - 0.2%
Usiminas Commercial Ltd.
   7.25%, 1/18/18 (a)(b)                     2,219      2,156,788         209      203,140        -0-        2,428         2,359,928
                                                    --------------             -----------------------               ---------------
Technology - 0.1%
Electronic Data Systems Corp.
   Series B
   6.00%, 8/01/13                              -0-            -0-         178      181,486        -0-          178           181,486
Motorola, Inc.
   6.50%, 9/01/25 (a)                        1,250        958,955         -0-          -0-        -0-        1,250           958,955
   7.50%, 5/15/25                              -0-            -0-         170      144,996        -0-          170           144,996
                                                    --------------             -----------------------               ---------------
                                                          958,955                  326,482        -0-                      1,285,437
                                                    --------------             -----------------------               ---------------
                                                       38,878,723                7,704,218        -0-                     46,582,941
                                                    --------------             -----------------------               ---------------
Financial Institutions - 2.5%
Banking - 0.8%
ATF Bank
   9.00%, 5/11/16 (a)(b)                     2,735      1,804,772         402      265,272        -0-        3,137         2,070,044
The Bear Stearns Co., Inc.
   5.55%, 1/22/17 (a)                        1,090        936,027         200      171,748        -0-        1,290         1,107,775
Fifth Third Bancorp
   6.25%, 5/01/13                              -0-            -0-         200      169,979        -0-          200           169,979
TransCapitalInvest Ltd. for
   OJSC AK Transneft
   7.70%, 8/07/13 (a)(b)                     4,867      4,448,511         534      488,084        -0-        5,401         4,936,595
                                                    --------------             -----------------------               ---------------
                                                        7,189,310                1,095,083        -0-                      8,284,393
                                                    --------------             -----------------------               ---------------
Brokerage - 0.0%
Merrill Lynch & Co., Inc.
   5.70%, 5/02/17                              -0-            -0-         200      163,703        -0-          200           163,703
                                                    --------------             -----------------------               ---------------
Finance - 1.5%
Capital One Financial Corp.
   6.15%, 9/01/16                              -0-            -0-          80       60,038        -0-           80            60,038
   6.75%, 9/15/17 (a)                        1,287      1,132,942          87       76,586        -0-        1,374         1,209,528
CIT Group, Inc.
   5.40%, 1/30/16 (a)                        1,000        484,001         -0-          -0-        -0-        1,000           484,001
   Series MTN
   5.125%, 9/30/14                             -0-            -0-         270      133,152        -0-          270           133,152
Countrywide Financial Corp.
   6.25%, 5/15/16 (a)                        1,180        840,068         216      153,775        -0-        1,396           993,843
   Series MTN
   5.80%, 6/07/12                              -0-            -0-          47       39,704        -0-           47            39,704
Countrywide Home Loans, Inc.
   Series MTNL
   4.00%, 3/22/11                              -0-            -0-           3        2,581        -0-            3             2,581
IIRSA Norte Finance Ltd.
   8.75%, 5/30/24 (a)(b)                     2,486      2,560,721         432      444,912        -0-        2,918         3,005,633
iStar Financial, Inc.
   5.15%, 3/01/12 (a)                        1,000        500,000         265      132,500        -0-        1,265           632,500
   8.625%, 6/01/13 (a)                         700        364,000         -0-          -0-        -0-          700           364,000
   Series 1
   5.875%, 3/15/16 (a)                       1,250        612,500         -0-          -0-        -0-        1,250           612,500
Morgan Stanley
   10.09%, 5/03/17 (a)(b)          BRL       5,760      1,755,636         -0-          -0-        -0-        5,760         1,755,636
SLM Corp.
   Series MTN
   5.125%, 8/27/12 (a)             US$       1,215        789,750         130       84,500        -0-        1,345           874,250
   Series MTNA
   4.50%, 7/26/10 (a)                          465        353,400         130       98,800        -0-          595           452,200
   5.375%, 5/15/14 (a)                       1,000        620,000         -0-          -0-        -0-        1,000           620,000
VTB Capital SA
   6.609%, 10/31/12 (a)(b)                   2,300      1,840,000         410      328,000        -0-        2,710         2,168,000
   6.875%, 5/29/18 (a)(b)                    2,915      2,240,906         -0-          -0-        -0-        2,915         2,240,906
                                                    --------------             -----------------------               ---------------
                                                       14,093,924                1,554,548        -0-                     15,648,472
                                                    --------------             -----------------------               ---------------
Insurance - 0.1%
Liberty Mutual Group, Inc.
   5.75%, 3/15/14 (a)(b)                       600        535,972         280      250,120        -0-          880           786,092
                                                    --------------             -----------------------               ---------------
Other Finance - 0.1%
Aiful Corp.
   6.00%, 12/12/11 (a)(b)                      552        429,583         230      178,993        -0-          782           608,576
Red Arrow Intl Leasing PLC
   8.375%, 6/30/12 (a)             RUB      16,113        565,135         -0-          -0-        -0-       16,113           565,135
                                                    --------------             -----------------------               ---------------
                                                          994,718                  178,993        -0-                      1,173,711
                                                    --------------             -----------------------               ---------------
                                                       22,813,924                3,242,447        -0-                     26,056,371
                                                    --------------             -----------------------               ---------------

Non-Corporate Sectors - 1.3%
Agencies - Not Government
Guaranteed - 1.0%
Gaz Capital SA
   6.51%, 3/07/22 (a)(b)                    13,838      9,877,564         -0-          -0-        -0-       13,838         9,877,564
Gazstream SA
   5.625%, 7/22/13 (a)(b)                    1,178      1,110,494         -0-          -0-        -0-        1,178         1,110,494
                                                    --------------             -----------------------               ---------------
                                                       10,988,058                        -        -0-                     10,988,058
                                                    --------------             -----------------------               ---------------
Foreign Local Government -
Municipal - 0.3%
TNK-BP Finance SA
   7.50%, 7/18/16 (a)(b)                     3,676      2,573,200         575      402,500        -0-        4,251         2,975,700
                                                    --------------             -----------------------               ---------------
                                                       13,561,258                  402,500        -0-                     13,963,758
                                                    --------------             -----------------------               ---------------

Utility - 0.8%
Electric - 0.4%
Allegheny Energy Supply Co. LLC
   7.80%, 3/15/11                  US$         -0-            -0-         280      278,600        -0-          280           278,600
   8.25%, 4/15/12 (a)(b)                     1,650      1,666,500         345      348,450        -0-        1,995         2,014,950
Aquila, Inc.
   11.875%, 7/01/12 (a)                      1,350      1,493,540         200      221,265        -0-        1,550         1,714,805
Oncor Electric Delivery Co.
   5.95%, 9/01/13 (b)                          -0-            -0-         110      101,708        -0-          110           101,708
   6.80%, 9/01/18 (b)                          -0-            -0-         120      106,688        -0-          120           106,688
Teco Finance, Inc.
   6.572%, 11/01/17                            -0-            -0-         174      157,904        -0-          174           157,904
   7.00%, 5/01/12                              -0-            -0-         251      255,123        -0-          251           255,123
                                                    --------------             -----------------------               ---------------
                                                        3,160,040                1,469,738        -0-                      4,629,778
                                                    --------------             -----------------------               ---------------
Natural Gas - 0.4%
Enterprise Products Operating LP
   Series B
   6.65%, 10/15/34 (a)                       1,000        852,147         -0-          -0-        -0-        1,000           852,147
Williams Co., Inc.
   7.625%, 7/15/19 (a)                       2,805      2,762,925         570      561,450        -0-        3,375         3,324,375
                                                    --------------             -----------------------               ---------------
                                                        3,615,072                  561,450        -0-                      4,176,522
                                                    --------------             -----------------------               ---------------
                                                        6,775,112                2,031,188        -0-                      8,806,300
                                                    --------------             -----------------------               ---------------
Total Corporates - Investment
Grades
   (cost $114,252,814)                                 82,029,017               13,380,353        -0-                     95,409,370
                                                   --------------             -----------------------               ---------------
GOVERNMENTS - SOVEREIGN
BONDS - 6.9%
Brazil - 4.1%
Republic of Brazil
   6.00%, 1/17/17                              -0-            -0-         471      454,515        -0-          471           454,515
   7.125%, 1/20/37 (k)                      27,055     27,799,013       5,272    5,416,980        -0-       32,327        33,215,993
   8.25%, 1/20/34                              -0-            -0-       1,949    2,207,243        -0-        1,949         2,207,243
   8.75%, 2/04/25                              -0-            -0-         515      605,125        -0-          515           605,125
   8.875%, 10/14/19 (a)                      4,000      4,690,000       1,544    1,810,340        -0-        5,544         6,500,340
                                                    --------------             -----------------------               ---------------
                                                       32,489,013               10,494,203        -0-                     42,983,216
                                                    --------------             -----------------------               ---------------
Malaysia - 0.1%
Malaysia
   7.50%, 7/15/11                              -0-            -0-         541      579,539        -0-          541           579,539
                                                    --------------             -----------------------               ---------------
Mexico - 0.3%
United Mexican States
   Series A
   8.00%, 9/24/22                              -0-            -0-       2,906    3,370,960        -0-        2,906         3,370,960
                                                    --------------             -----------------------               ---------------
Peru - 1.2%
Republic of Peru
   7.35%, 7/21/25 (a)                        3,665      3,646,675       1,310    1,303,450        -0-        4,975         4,950,125
   8.375%, 5/03/16                             -0-            -0-         451      480,315        -0-          451           480,315
   8.75%, 11/21/33 (a)                       5,308      6,316,520       1,049    1,248,310        -0-        6,357         7,564,830
                                                    --------------             -----------------------               ---------------
                                                        9,963,195                3,032,075        -0-                     12,995,270
                                                    --------------             -----------------------               ---------------
Russia - 0.9%
Russian Federation
   7.50%, 3/31/30 (b)                        4,410      4,432,050       4,352    4,455,544        -0-        8,762         8,887,594
   11.00%, 7/24/18(b)                          -0-            -0-         435      591,600        -0-          435           591,600
                                                    --------------             -----------------------               ---------------
                                                        4,432,050                5,047,144        -0-                      9,479,194
                                                    --------------             -----------------------               ---------------
South Africa - 0.3%
Republic of South Africa
   7.375%, 4/25/12 (a)                       2,901      2,973,525         142      145,372        -0-        3,043         3,118,897
                                                    --------------             -----------------------               ---------------
Total Governments - Sovereign Bonds
   (cost $68,950,659)                                  49,857,783               22,669,293          -                     72,527,076
                                                    --------------             -----------------------               ---------------
GOVERNMENT-TREASURIES- 6.7%
Brazil-2.3%
Republic of Brazil
   10.25%, 1/10/28                 BRL       4,079      1,899,739         -0-          -0-        -0-        4,079         1,899,739
   12.50%, 1/05/16 - 1/05/22 (a)            41,666     22,631,428         -0-          -0-        -0-       41,666        22,631,428
                                                    --------------             -----------------------               ---------------
                                                       24,531,167                      -0-        -0-                     24,531,167
                                                    --------------             -----------------------               ---------------
Colombia-0.6%
Republic of Colombia
   11.75%, 3/01/10 (a)             COP   2,820,000      1,315,631         -0-          -0-        -0-    2,820,000         1,315,631
   12.00%, 10/22/15 (a)                 11,268,000      5,417,422         -0-          -0-        -0-   11,268,000         5,417,422
                                                    --------------             -----------------------               ---------------
                                                        6,733,053                      -0-        -0-                      6,733,053
                                                    --------------             -----------------------               ---------------
Mexico-3.0%
Mexican Bonos
   Series M 30
   10.00%, 11/20/36 (a)            MXN      68,680      7,268,217         -0-          -0-        -0-       68,680         7,268,217
   Series MI10
   9.00%, 12/20/12 (a)                     256,518     23,982,952         -0-          -0-        -0-      256,518        23,982,952
                                                    --------------             -----------------------               ---------------
                                                       31,251,169                      -0-        -0-                     31,251,169
                                                    --------------             -----------------------               ---------------
Peru-0.7%
Peru Bono Soberano
   7.84%, 8/12/20 (a)              PEN       2,280        724,501         -0-          -0-        -0-        2,280           724,501
   8.20%, 8/12/26 (a)                       19,679      6,349,405         -0-          -0-        -0-       19,679         6,349,405
                                                    --------------             -----------------------               ---------------
                                                        7,073,906                      -0-        -0-                      7,073,906
                                                    --------------             -----------------------               ---------------
United States-0.1%
U.S. Treasury Notes
   4.50%, 5/15/17 (a)              US$       1,500      1,580,742         -0-          -0-        -0-        1,500         1,580,742
                                                    --------------             -----------------------               ---------------
Total Government Treasuries
   (cost $74,440,299)                                  71,170,037                      -0-        -0-                     71,170,037
                                                    --------------             -----------------------               ---------------
COMMERCIAL MORTGAGE- BACKED
SECURITIES - 3.0%
Credit Suisse Mortgage Capital
Certificates
   Series 2006-C4, Class A3
   5.467%, 9/15/39 (a)                       5,615      4,935,518         -0-          -0-        -0-        5,615         4,935,518
   Series 2006-C4, Class AM
   5.509%, 9/15/39 (a)                       5,900      4,719,908         -0-          -0-        -0-        5,900         4,719,908
JP Morgan Chase Commercial
   Mortgage Securities
   Series 2006-CB15, Class AM
   5.855%, 6/12/43 (a)                         670        554,443         -0-          -0-        -0-          670           554,443
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   Series 2007-C1, Class A4
   5.716%, 2/15/51 (a)                       3,000      2,506,792         -0-          -0-        -0-        3,000         2,506,792
Merrill Lynch Countrywide
   Commercial Mortgage Trust
   Series 2006-4, Class AM
   5.204%, 12/12/49 (a)                      8,050      6,297,127         -0-          -0-        -0-        8,050         6,297,127
Morgan Stanley Capital
   Series 2006-IQ12, Class A4
   5.332%, 12/15/43 (a)                      7,900      6,852,122         -0-          -0-        -0-        7,900         6,852,122
Morgan Stanley Capital I
   Series 2006-IQ12, Class AM
   5.37%, 12/15/43 (a)                       7,700      6,060,170         -0-          -0-        -0-        7,700         6,060,170
                                                    --------------             -----------------------               ---------------
Total Commercial Mortgage-Backed
Securities (cost $34,814,831)                          31,926,080                      -0-        -0-                     31,926,080
                                                    --------------             -----------------------               ---------------
EMERGING MARKETS -
TREASURIES - 2.8%
Non-Corporate Sectors - 2.8%
Sovereign - 2.8%
Republic of Colombia
   9.85%, 6/28/27 (a)              COP   3,624,000      1,511,301         -0-          -0-        -0-    3,624,000         1,511,301
Turkey Government Bond
   Zero Coupon, 11/26/08 (a)       TRY      29,527     22,667,991         -0-          -0-        -0-       29,527        22,667,991
   16.00%, 3/07/12 (a)                       7,238      5,305,206         -0-          -0-        -0-        7,238         5,305,206
                                                    --------------             -----------------------               ---------------
Total Emerging Markets -
Treasuries (cost $28,962,377)                          29,484,498                      -0-        -0-                     29,484,498
                                                    --------------             -----------------------               ---------------
BANK LOANS - 2.6%
Industrials - 2.1%
Basic - 0.3%
Celanese US Holdings LLC
   4.28%, 4/02/14 (j)                          995        909,565         -0-          -0-        -0-          995           909,565
Graphic Packaging Holding Co.
   2.79%-3.76%, 5/16/14 (j)                  1,232      1,102,094         -0-          -0-        -0-        1,232         1,102,094
Hexion Specialty
   5.06%, 5/06/13 (j)                          817        613,026         -0-          -0-        -0-          817           613,026
   6.06%, 5/06/13 (j)                          177        132,827         -0-          -0-        -0-          177           132,827
                                                    --------------             -----------------------               ---------------
                                                        2,757,512                      -0-        -0-                      2,757,512
                                                    --------------             -----------------------               ---------------
Capital Goods - 0.1%
Graham Packaging
   4.75%-6.06%, 10/07/11 (j)                   992        888,237         -0-          -0-        -0-          992           888,237
                                                    --------------             -----------------------               ---------------
Communications - Media - 0.5%
Charter Communications
   Operating LLC
   4.80%, 3/06/14 (j)                          995        790,736         -0-          -0-        -0-          995           790,736
CSC Holdings, Inc. (Cablevision)
   4.57%, 3/29/13 (j)                        1,240      1,116,412         -0-          -0-        -0-        1,240         1,116,412
IDEARC, Inc. (Verizon)
   5.71%-5.77%, 11/17/14 (j)                 1,489        873,338         -0-          -0-        -0-        1,489           873,338
Thomson Learning
   6.20%, 7/03/14 (j)                        1,241      1,006,661         -0-          -0-        -0-        1,241         1,006,661
Univision Communications, Inc.
   7.85%, 7/15/11 (j)                        1,250        795,838         -0-          -0-        -0-        1,250           795,838
Wide Open West Finance LLC
   5.30%-6.27%, 6/30/14 (j)                  1,000        750,000         -0-          -0-        -0-        1,000           750,000
                                                    --------------             -----------------------               ---------------
                                                        5,332,985                      -0-        -0-                      5,332,985
                                                    --------------             -----------------------               ---------------
Communications - Telecommunica-
tions - 0.2%
Alltel Corp.
   5.32%, 5/15/15 (j)                        1,489      1,437,629         -0-          -0-        -0-        1,489         1,437,629
Charter Communications
Operating LLC
   8.77%, 3/06/14 (j)                        1,244      1,175,966         -0-          -0-        -0-        1,244         1,175,966
                                                    --------------             -----------------------               ---------------
                                                        2,613,595                      -0-        -0-                      2,613,595
                                                    --------------             -----------------------               ---------------
Consumer Cyclical -
Automotive - 0.1%
Ford Motor Co.
   5.49%, 12/16/13 (j)(c)                    1,241        819,035         -0-          -0-        -0-        1,241           819,035
                                                    --------------             -----------------------               ---------------
Consumer Cyclical - Other - 0.2%
Harrah's Operating Co., Inc.
   5.80%-6.76%, 1/28/15 (j)                  1,493      1,219,029         -0-          -0-        -0-        1,493         1,219,029
West Corp.
   8.50%, 10/24/13 (c )                      1,247      1,197,000         -0-          -0-        -0-        1,247         1,197,000
                                                    --------------             -----------------------               ---------------
                                                        2,416,029                      -0-        -0-                      2,416,029
                                                    --------------             -----------------------               ---------------
Consumer Non-Cyclical - 0.3%
Aramark Corp.
   2.44%, 1/27/14 (j)                           45         39,011         -0-          -0-        -0-           45            39,011
   5.64%, 1/27/14 (j)                          705        614,052         -0-          -0-        -0-          705           614,052
Carestream Health, Inc.
   4.80%-5.76%, 4/30/13 (j)                    949        816,566         -0-          -0-        -0-          949           816,566
HCA, Inc.
   6.01%, 11/18/13 (j)                       1,737      1,537,781         -0-          -0-        -0-        1,737         1,537,781
Wrigley Jr Company
6.625%, 12/01/14 (a)                           300        294,207         -0-          -0-        -0-          300           294,207
                                                   ---------------             -----------------------               ---------------
                                                        3,301,617                      -0-        -0-                      3,301,617
                                                    --------------             -----------------------               ---------------
Energy - 0.1%
Ashmore Energy International
   3.66%, 3/30/12 (j)                          118        103,477         -0-          -0-        -0-          118           103,477
   6.76%, 3/30/14 (j)                          853        746,216         -0-          -0-        -0-          853           746,216
                                                    --------------             -----------------------               ---------------
                                                          849,693                      -0-        -0-                        849,693
                                                    --------------             -----------------------               ---------------
Services - 0.1%
Chrysler Financial Services
Americas LLC
   6.82%, 8/03/12 (j)                          746        505,467         -0-          -0-        -0-          746           505,467
Sabre, Inc.
   4.80%-5.71%, 9/30/14 (j)                  1,250        848,212         -0-          -0-        -0-        1,250           848,212
                                                    --------------             -----------------------               ---------------
                                                        1,353,679                      -0-        -0-                      1,353,679
                                                    --------------             -----------------------               ---------------
Technology - 0.2%
Asurion Corp.
   5.49%-5.80%, 7/03/14 (j)                  1,000        871,500         -0-          -0-        -0-        1,000           871,500
Freescale Semiconductor, Inc.
   4.24%, 11/29/13 (j)                       1,244      1,010,022         -0-          -0-        -0-        1,244         1,010,022
Sungard Data Systems, Inc.
   4.55%, 2/28/14 (j)                          744        646,165         -0-          -0-        -0-          744           646,165
                                                    --------------             -----------------------               ---------------
                                                        2,527,687                      -0-        -0-                      2,527,687
                                                    --------------             -----------------------               ---------------
                                                       22,860,069                      -0-        -0-                     22,860,069
                                                    --------------             -----------------------               ---------------
Financial Institutions - 0.2%
Finance - 0.1%
First Data Corp.
   5.95%-6.51%, 9/24/14 (j)                  1,489      1,269,761         -0-          -0-        -0-        1,489         1,269,761
                                                    --------------             -----------------------               ---------------
REITS - 0.1%
Landsource Communities
   8.50%, 6/01/09(d)                         1,127        631,330         -0-          -0-        -0-        1,127           631,330
                                                    --------------             -----------------------               ---------------
                                                        1,901,091                      -0-        -0-                      1,901,091
                                                    --------------             -----------------------               ---------------
Utility - 0.3%
Electric - 0.3%
FirstLight Power Resources, Inc.
   3.66%, 11/01/13 (j)                          55         51,787         -0-          -0-        -0-           55            51,787
   5.75%, 11/01/13 (j)                         425        401,928         -0-          -0-        -0-          425           401,928
   7.71%, 5/01/14 (j)                        1,000        940,000         -0-          -0-        -0-        1,000           940,000
Northeast Biofuels LLC
   Zero Coupon, 6/28/13 (d)(l)                  20          9,953         -0-          -0-        -0-           20             9,953
   Zero Coupon, 6/28/13 (l)                    480        240,047         -0-          -0-        -0-          480           240,047
TXU Corp.
   5.99%-7.26%, 10/10/14 (j)                 1,741      1,463,171         -0-          -0-        -0-        1,741         1,463,171
                                                    --------------             -----------------------               ---------------
                                                        3,106,886                      -0-        -0-                      3,106,886
                                                    --------------             -----------------------               ---------------
Total Bank Loans
(cost $30,323,138)                                     27,868,046                      -0-        -0-                     27,868,046
                                                    --------------             -----------------------               ---------------
QUASI-SOVEREIGNS - 2.5%
Quasi-Sovereign Bonds - 2.5%
Malaysia - 0.0%
Petronas Capital Ltd.
   7.00%, 5/22/12 (b)                          -0-            -0-         364      395,672        -0-          364           395,672
                                                    --------------             -----------------------               ---------------
Mexico - 0.4%
Pemex Project Funding Master
Trust
   5.75%, 3/01/18 (a)(b)                     4,028      3,811,696         285      269,695        -0-        4,313         4,081,391
                                                    --------------             -----------------------               ---------------
Netherlands - 0.2%
Majapahit Holding BV
   7.75%, 10/17/16 (a)(b)                    2,165      1,920,942         -0-          -0-        -0-        2,165         1,920,942
                                                    --------------             -----------------------               ---------------
Russia - 1.2%
RSHB Capital SA for OJSC
   Russian Agricultural Bank
   6.299%, 5/15/17 (a)(b)                    3,881      2,712,043         163      113,904        -0-        4,044         2,825,947
   7.125%, 1/14/14 (a)(b)                    4,824      3,991,860       1,065      881,288        -0-        5,889         4,873,148
   7.75%, 5/29/18 (a)(b)                     6,645      5,037,907         368      278,999        -0-        7,013         5,316,906
                                                    --------------             -----------------------               ---------------
                                                       11,741,810                1,274,191        -0-                     13,016,001
                                                    --------------             -----------------------               ---------------
Venezuela - 0.7%
Petroleos de Venezuela SA
   5.25%, 4/12/17 (a)(b)                    11,695      6,315,300       1,062      573,480        -0-       12,757         6,888,780
                                                    --------------             -----------------------               ---------------
Total Quasi-Sovereigns
   (cost $30,069,130)                                  23,789,748                2,513,038        -0-                     26,302,786
                                                    --------------             -----------------------               ---------------
EMERGING MARKETS - CORPORATE
BONDS - 0.9%
Industrial - 0.1%
Consumer Cyclical - Other - 0.0%
Royal Caribbean Cruises Ltd.
   8.00%, 5/15/10                              -0-            -0-         235      231,475        -0-          235           231,475
                                                    --------------             -----------------------               ---------------
Consumer Non-Cyclical - 0.1%
Foodcorp Ltd.
   8.875%, 6/15/12 (a)(b)          EUR       1,000        886,912         -0-          -0-        -0-        1,000           886,912
                                                    --------------             -----------------------               ---------------
Technology - 0.0%
MagnaChip Semiconductor SA
   8.00%, 12/15/14 (a)                       1,300        152,750         -0-          -0-        -0-        1,300           152,750
                                                    --------------             -----------------------               ---------------
                                                        1,039,662                  231,475        -0-                      1,271,137
                                                    --------------             -----------------------               ---------------
Financial Institutions - 0.3%
Banking - 0.3%
Banco BMG SA
   9.15%, 1/15/16 (a)(b)                     3,300      2,937,000         450      400,500        -0-        3,750         3,337,500
                                                    --------------             -----------------------               ---------------
Utility - 0.3%
Electric - 0.0%
AES El Salvador Trust
   6.75%, 2/01/16(b)                           -0-            -0-         270      258,293        -0-          270           258,293
                                                    --------------             -----------------------               ---------------
Other Utilities - 0.3%
MMG Fiduc (AES El Salvador)
   6.75%, 2/01/16 (a)(b)                     3,100      2,584,058         -0-          -0-        -0-        3,100         2,584,058
                                                    --------------             -----------------------               ---------------
                                                        2,584,058                  258,293        -0-                      2,842,351
                                                    --------------             -----------------------               ---------------
Non Corporate Sectors - 0.2%
Sovereign - 0.2%
Russia - 0.2%
Alfa Bond Issuance PLC
   8.625%, 12/09/15 (a)(j)                   2,360      1,950,021         225      185,913        -0-        2,585         2,135,934
                                                    --------------             -----------------------               ---------------
Total Emerging Markets -
Corporate Bonds
(cost $11,833,335)                                      8,510,741                1,076,181        -0-                      9,586,922
                                                    --------------             -----------------------               ---------------
GOVERNMENTS - SOVEREIGN
AGENCIES - 0.7%
Governments - Sovereign
Agencies - 0.7%
Indonesia- 0.1%
Majapahit Holding BV
   7.875%, 6/29/37 (a)(b)                      699        517,260         -0-          -0-        -0-          699           517,260
                                                    --------------             -----------------------               ---------------
Kazakhstan - 0.6%
KazMunaiGaz Finance Sub BV
   8.375%, 7/02/13 (a)(b)                    6,973      5,996,780         710      610,600        -0-        7,683         6,607,380
                                                    --------------             -----------------------               ---------------
Total Governments - Sovereign
Agencies cost $8,227,843)                               6,514,040                  610,600        -0-                      7,124,640
                                                    --------------             -----------------------               ---------------
ASSET-BACKED SECURITIES - 0.6%
Home Equity Loans - Floating
Rate - 0.6%
Countrywide Asset-Backed
Certificates
   Series 2006-S5, Class A1
   3.317%, 6/25/35 (a)(c)                      216        203,639         -0-          -0-        -0-          216           203,639
   Series 2007-S2, Class A1
   3.347%, 5/25/37 (a)(c)                    3,696      3,088,289         -0-          -0-        -0-        3,696         3,088,289
GMAC Mortgage Corp. Loan Trust
   Series 2006-HE5, Class 2A1
   3.277%, 2/25/37 (a)(c)                    3,596      3,285,620         -0-          -0-        -0-        3,596         3,285,620
                                                    --------------             -----------------------               ---------------
Total Asset-Backed Securities
(cost $6,602,067)                                       6,577,548                      -0-        -0-                      6,577,548
                                                    --------------             -----------------------               ---------------
INFLATION-LINKED SECURITIES-0.4%
Uruguay - 0.4%
Republic of Uruguay
   3.70%, 6/26/37 (a)              UYU      81,481      2,733,521         -0-          -0-        -0-       81,481         2,733,521
Uruguay Government International
Bond
   4.25%, 4/05/27 (a)                       44,574      1,757,138         -0-          -0-        -0-       44,574         1,757,138
                                                    --------------             -----------------------               ---------------
Total Inflation-Linked Securities
   (cost $5,250,546)                                    4,490,659                      -0-        -0-                      4,490,659
                                                    --------------             -----------------------               ---------------
WARRANTS - 0.2%
Central Bank of Nigeria, expiring
   11/15/20 (m)                             10,750      2,343,500         -0-          -0-        -0-       10,750         2,343,500
Republic of Venezuela,
expiring 4/15/20 (m)                        45,599            -0-       7,140          -0-        -0-       52,739               -0-
                                                    --------------             -----------------------               ---------------
Total Warrants (cost $0)                                2,343,500                      -0-        -0-                      2,343,500
                                                    --------------             -----------------------               ---------------
LOCAL GOVERNMENTS - REGIONAL
BONDS - 0.1%
Colombia - 0.1%
Bogota Distrio Capital
   9.75%, 7/26/28 (a)(b)
   (cost $1,346,187)               COP   2,871,000      1,078,076         -0-          -0-        -0-    2,871,000         1,078,076
                                                    --------------             -----------------------               ---------------
PREFERRED STOCKS - 0.0%
Financial Institutions - 0.0%
REITS - 0.0%
Sovereign REIT
   12.00% (b)                                  -0-            -0-         185      140,600        -0-          185           140,600
                                                    --------------             -----------------------               ---------------
Non Corporate Sectors - 0.0%
Agencies - Government
Sponsored - 0.0%
Federal National Mortgage
Association
   8.25% (a)(j)                    US$      70,450        153,581       9,550       20,819        -0-       80,000           174,400
                                                    --------------             -----------------------               ---------------
Total Preferred Stocks
(cost $2,168,350)                                         153,581                  161,419        -0-                        315,000
                                                    --------------             -----------------------               ---------------

EMERGING MARKETS - NON INVEST-
MENT GRADE - 0.0%
Non-Corporate Sectors - 0.0%
Sovereign - 0.0%
Costa Rica- 0.0%
Republic of Costa Rica
   8.05%, 1/31/13
   (cost $191,617)                             -0-            -0-         181      192,765        -0-          181           192,765
                                                    --------------             -----------------------               ---------------
SHORT-TERM INVESTMENTS - 7.7%
Agency Discount Notes - 6.1%
Federal Home Loan Bank Discount
Notes
   Zero Coupon, 10/10/08                     9,000      8,998,875         -0-          -0-        -0-        9,000         8,998,875
   Zero Coupon, 10/14/08                     6,000      5,998,914         -0-          -0-        -0-        6,000         5,998,914
   Zero Coupon, 10/15/08                    24,000     23,995,344         -0-          -0-        -0-       24,000        23,995,344
   Zero Coupon, 10/17/08                     7,000      6,998,446         -0-          -0-        -0-        7,000         6,998,446
   Zero Coupon, 11/12/08                    18,000     17,959,050         -0-          -0-        -0-       18,000        17,959,050
                                                    --------------             -----------------------               ---------------
                                                       63,950,629                      -0-        -0-                     63,950,629
                                                    --------------             -----------------------               ---------------
Investment Companies - 0.3%
AllianceBernstein Fixed-Income
Shares, Inc. - Government
STIF Portfolio (n)                             -0-            -0-   2,852,389    2,852,389        -0-    2,852,389         2,852,389
                                                    --------------             -----------------------               ---------------
Time Deposit - 1.3%
The Bank of New York Mellon
   1.00%, 10/01/08                          14,040     14,040,000         -0-          -0-        -0-       14,040        14,040,000
                                                    --------------             -----------------------               ---------------
Total Short-Term Investments
   (cost $80,807,663)                                  77,990,629                2,852,389        -0-                     80,843,018
                                                    --------------             -----------------------               ---------------
Total Investments - 101.6%
   (cost $1,225,560,496)                              940,993,172              133,024,828                             1,074,018,000
Other assets less liabilities -
(1.6)%                                               (13,821,526)              (3,575,719)  (175,000)(O)                (17,572,245)
                                                    --------------             -----------------------               ---------------
Net Assets - 100.0%                                   927,171,646              129,449,109   (175,000)                 1,056,445,755
                                                    --------------             -----------------------               ---------------


CREDIT DEFAULT  SWAP CONTRACTS
                                                       Pro-Forma                                                      Pro Forma
                          Alliance-       ACM          Alliance-                         Alliance-        ACM         Alliance-
                          Bernstein      Managed       Bernstein                         Bernstein       Managed      Bernstein
                         Global High   Dollar Income  Global High                        Global High     Dollar       Global High
                         Income Fund       Fund       Income Fund                        Income Fund    Income Fund   Income Fund
Swap Counterparty         Notional       Notional      Notional                          Unrealized     Unrealized    Unrealized
& Referenced              Amount         Amount        Amount     Interest Termination  Appreciation/   Appreciation/ Appreciation/
Obligation                 (000)          (000)         (000)        Rate     Date     (Depreciation) (Depreciation)  (Depreciation)
------------------     -------------- -------------- ------------- -------- --------   -------------  --------------  -------------

Citigroup Global
   Markets, Inc.
   (Federal
   Republic of Brazil
   12.25% 3/6/30)        $   21,380    $    -0-       $ 21,380         3.09%    8/20/10   $  877,435     $       -0-   $   $877,435

Citigroup Global
   Markets, Inc.
   (Republic of
   Philippines 10.625%
   3/16/25)                   4,590          510         5,100         4.95     3/20/09       93,565        10,396       103,961

JPMorgan Chase (OAO
   Gazprom 10.50%
   10/21/09)                 12,210        1,490        13,700         1.04     10/20/10    (558,146)      (68,111)     (626,257)

JPMorgan Chase Bank
   (Petroleos De
   Venezuela 6.62%
   5/20/09)                   9,570          -0-         9,570         6.62     5/20/09      158,796           -0-       158,796

JP Morgan Chase
   Petroleos De
   Venezuela SA 5.50%,
   4/12/37                      -0-        1,730         1,730         6.62     5/20/09          -0-        28,706        28,706

FORWARD CURRENCY EXCHANGE CONTRACTS
                                                Pro-Forma                   ACM         Pro-Forma                      ACM
                      Alliance-      ACM        Alliance-                   Managed     Alliance-      Alliance-       Managed
                      Bernstein     Managed     Bernstein    Alliance-      Dollar      Bernstein      Bernstein       Dollar
                     Global High    Dollar     Global High   Bernstein      Income      Global High    Global High     Income
                     Income Fund  Income Fund  Income Fund   Global High    Fund US     Income Fund    Income Fund     Fund US $
                      Contract      Contract     Contract    Income Fund    $ Value on  US $ Value on  US $ Value at   Value at
                       Amount       Amount       Amount      US $ Value    Origination  Origination    September 30,   September 30,
                        (000)        (000)        (000)     on Origination     Date        Date        2008            2008
                    ----------   -----------  -----------  --------------- -----------  ------------   -------------   -------------
Sale Contracts:
Euro
settling 10/30/08         364        -0-           364       $ 534,274          $-0-     $ 534,274       $ 513,676       $-0-
Mexican Nuevo Peso
settling 10/28/08     238,161        -0-       238,161      23,311,388          -0-     23,311,388      21,694,788        -0-
New Turkish Lira
settling 11/05/08       6,799        -0-         6,799       5,348,200          -0-      5,348,200       5,290,812        -0-
New Turkish Lira
settling 11/05/08       3,386        -0-         3,386       2,808,950          -0-      2,808,950       2,634,878        -0-
New Turkish Lira
settling 11/05/08       7,590        -0-         7,590       6,293,908          -0-      6,293,908       5,906,812        -0-

                      Pro-Forma                                   Pro-Forma
                      Alliance-      Alliance-      ACM           Alliance-
                      Bernstein      Bernstein      Managed       Bernstein
                      Global High    Global High    Dollar        Global High
                      Income Fund    Income Fund    Income Fund   Income Fund
                      US $ Value     Unrealized     Unrealized    Unrealized
                      at September   Appreciation/  Appreciation/ Appreciation/
                      30,  2008      (Depreciation) (Depreciation)(Depreciation)
                      -----------    -------------  ------------- --------------
Sale Contracts:
Euro
settling 10/30/08    $   513,676      $   20,598      $  -0-       $   20,598
Mexican Nuevo Peso
settling 10/28/08     21,694,788       1,616,600         -0-        1,616,600
New Turkish Lira
settling 11/05/08      5,290,812          57,388         -0-           57,388
New Turkish Lira
settling 11/05/08      2,634,878         174,072         -0-          174,072
New Turkish Lira
settling 11/05/08      5,906,812         387,097         -0-          387,097


REVERSE REPURCHASE AGREEMENTS
                                                                                                     Pro-Forma
                                                    AllianceBernstein      AllianceBernstein      AllianceBernstein
                                                    Global High Income   Managed Dollar Fund   Global High Income Fund
                                                          Amount               Amount                  Amount
Broker                Interest Rate     Maturity          (000)                 (000)                   (000)
--------------------- -------------    ----------    -----------------    ------------------   -----------------------
ABN Amro                  2.35%         10/6/2008      $ 28,845,412          $      -0-              $    28,845,412
ABN Amro                  0.75%         10/8/2008         2,361,433                 -0-                    2,361,433
ABN Securities, Ltd.      0.75%        12/31/2008               -0-             755,555                      755,555
ABN Securities, Ltd.      2.35%        12/31/2008               -0-           5,555,413                    5,555,413
                                                                                                     ---------------
                                                                                                     $    37,517,813


     (a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $801,056,494.

     (b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate market value of these securities amounted to $266,451,825 or 25.5% of net assets.

     (c) Floating Rate Security. Stated interest rate was in effect at September 30, 2008.

     (d)  Pay-In-Kind Payments (PIK).

     (e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     (f)  Illiquid security, valued at fair value. (See note B)

     (g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of September 30, 2008, is considered illiquid and restricted).

        Restricted      Acquisition    Acquisition   Market Value  Percentage of
        Securities          Date           Cost          Value       Net Assets
----------------------- -------------  ------------  ------------- -------------
       Russell-Stanley
       Holdings, Inc.
       9.00%, 11/30/08     2/26/99       $4,562,626     $45,667      0.04%*

     *    Based on the net assets of ACM Managed Dollar.

     (h)  Security is in default and is non-income producing.

     (i) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2008.

     (j)  Variable rate coupon, rate shown as of September 30, 2008.

     (k) Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $35,960,573.

     (l) This position or a portion of this position represents an unsettled loan purchase. At September 30, 2008, the market value of these unsettled loan purchases amounted to $544,207. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.

     (m)  Non-income producing security.

     (n)  Investment in affiliated money market mutual fund.

     (o) Includes adjustment for estimated merger costs of $175,000 borne by ACM Managed Dollar Income Fund.

     * The Federal National Mortgage Association has been placed into a conservatorship of the U.S. Government.

          The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2008, the fund's total exposure to subprime investments was 0.36%+. These investments are valued in accordance with the fund's Valuation Policies (see Note B.1 for additional details).

     +    Based on Global High Income Fund.

     ++ All holdings of ACM Managed Dollar Income comply with the investment strategies and restrictions of Global High Income Fund.

          Currency Abbreviations:
          BRL - Brazilian Real
          COP - Colombian Peso
          EUR - Euro Dollar
          MXN - Mexican Peso
          PEN - Peruvian New Sol
          RUB - Russian Rouble
          TRY - New Turkish Lira
          UYU - Uruguayan Peso

          Glossary:
          CMBS - Commercial Mortgage-Backed Securities
          OJSC - Open Joint Stock Company
          REITs - Real Estate Investment Trusts
          STP - Structured Product

          See Notes to Pro Forma AllianceBernstein Global High Income Fund Finanacial Statements.


STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.


                                                                                     AllianceBernstein Global High Income Fund, Inc.
September 30, 2008 (unaudited)                                                                        ACM Managed Dollar Income Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       ACM                             Pro Forma
                                                      AllianceBernstein            Managed                     AllianceBernstein
                                                           Global High              Dollar                           Global High
                                                           Income Fund         Income Fund      Adjustments          Income Fund
                                                      ----------------         -----------      -----------    -----------------
ASSETS
Investments in securities, at value
  Unaffiliated Issuers
  (cost $1,072,124,850 and 150,583,257, respectively)  $   940,993,172      $ 130,172,439      $        -0-     $  1,071,165,611
  Affiliated Issuers
  (cost $0 and 2,852,389, respectively)                             -0-         2,852,389               -0-            2,852,389
Cash                                                        10,348,844            516,838               -0-           10,865,682
Unrealized appreciation of forward currency
  exchange contracts                                         2,255,755                 -0-              -0-            2,255,755
Unrealized appreciation of swap contracts                    1,129,796             39,102               -0-            1,168,898
Interest and dividends receivable                           20,384,869          2,815,276               -0-           23,200,145
Receivable for investment securities sold                   10,516,282            176,850               -0-           10,693,132
                                                        --------------     --------------    --------------       --------------
Total assets                                               985,628,718        136,572,894               -0-        1,122,201,612
                                                        --------------     --------------    --------------       --------------
LIABILITIES
Due to broker                                                2,616,373                 -0-              -0-            2,616,373
Unrealized depreciation of swap contracts                      558,146             68,111               -0-              626,257
Reverse repurchase agreements                               31,206,845          6,310,968               -0-           37,517,813
Payable for investment securities purchased                 22,920,606            298,466               -0-           23,219,072
Advisory fee payable                                           785,945             91,141               -0-              877,086
Administrative fee payable                                      24,107             31,969               -0-               56,076
Tender fee payable                                                  -0-            57,906               -0-               57,906
Dividends payable                                                   -0-                54               -0-                   54
Accrued expenses and other liabilities                         345,050            265,170           175,000              785,220 (a)
                                                        --------------     --------------    --------------       --------------
Total liabilities                                           58,457,072          7,123,785           175,000           65,755,857
                                                        --------------     --------------    --------------       --------------
NET ASSETS                                             $   927,171,646      $ 129,449,109      $   175,000      $  1,056,445,755
                                                        ==============     ==============    ==============       ==============

Composition of Net Assets                              $       763,361         $  184,956               -0-     $        948,317
Capital stock, at par                                    1,033,169,810        214,125,362               -0-        1,247,295,172
Undistributed/(distributions) in excess of
  net investment income                                        206,371            (29,084)        (175,000)                2,287 (a)
Accumulated net realized gain/loss on investment
  and foreign currency transactions                         21,630,488        (64,392,298)              -0-          (42,761,810)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities     (128,598,384)       (20,439,827)              -0-         (149,038,211)
                                                        --------------     --------------    --------------       --------------
                                                       $   927,171,646      $ 129,449,109      $  (175,000)     $  1,056,445,755
                                                        ==============     ==============    ==============       ==============
Net Asset Value Per Share
Net Assets                                             $   927,171,646      $ 129,449,109                       $  1,056,620,755
Shares of capital stock outstanding                         76,336,108(b)      18,495,567 (c)   (7,839,685)           86,991,990
                                                        --------------     --------------    --------------       --------------
Net asset value per share                              $         12.15      $        7.00                       $          12.15
                                                        --------------     --------------    --------------       --------------

------------------------------------------------------------------------------------------------------------------------------------
See Notes to Pro Forma AllianceBernstein Global High Income Fund Financial Statements.
(a)  Includes adjustment for estimated merger costs of $175,000.
(b)  100 million  shares of common  stock  authorized,  $ .01 par value (based on 76,336,108 shares outstanding).
(c)  300 million  shares of common  stock  authorized,  $ .01 par value (based on 18,495,567 shares outstanding).



STATEMENT OF OPERATIONS
PRO FORMA ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.


                                                                                     AllianceBernstein Global High Income Fund, Inc.
Twelve Months Ended September, 30 2008 (unaudited)                                                    ACM Managed Dollar Income Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       ACM                             Pro Forma
                                                      AllianceBernstein            Managed                     AllianceBernstein
                                                           Global High              Dollar                           Global High
                                                           Income Fund         Income Fund      Adjustments*         Income Fund
                                                      ----------------         -----------      ------------   -----------------
INVESTMENT INCOME
Interest                                               $    96,253,768      $  12,622,481      $        -0-     $    108,876,249
Dividends
  Unaffiliated issuers                                         117,046             56,966               -0-              174,012
  Affiliated issuers                                                -0-            73,085               -0-               73,085
                                                        --------------     --------------    --------------       --------------
                                                            96,370,814         12,752,532               -0-          109,123,346
                                                        --------------     --------------    --------------       --------------
EXPENSES
Advisory fee                                                 9,630,587          1,150,446       (1,493,385)            9,287,648 (a)
Custodian                                                      393,739            143,854          (96,843)              440,750 (b)
Printing                                                       202,311             66,181         (107,306)              161,186 (b)
Audit and Legal                                                 98,566            116,929          (59,713)              155,782 (b)
Administrative                                                 148,749            133,719         (149,468)              133,000 (b)
Registration                                                    63,794             16,446           (3,035)               77,205 (b)
Transfer agency                                                 51,524             16,285           (9,665)               58,144 (b)
Directors' fees                                                 51,515             55,907          (51,172)               56,250 (b)
Miscellaneous                                                   68,113             11,483           (2,261)               77,335 (b)
                                                        --------------     --------------    --------------       --------------
Total expenses before interest expense                      10,708,898          1,711,250       (1,972,848)           10,447,300
Interest expense                                             2,561,610            443,858       (2,314,054)              691,414
                                                        --------------     --------------    --------------       --------------

Total expenses                                              13,270,508          2,155,108       (4,286,902)           11,138,714

                                                        --------------     --------------    --------------       --------------
Net investment income                                       83,100,306         10,597,424        4,286,902            97,984,632
                                                        --------------     --------------    --------------       --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain on:
  Investment transactions                                   18,238,541          1,115,889               -0-           19,354,430
  Swap contracts                                             1,399,918                 -0-              -0-            1,399,918
Foreign Currency transactions                                3,985,613             80,072               -0-            4,065,685
Net change in unrealized
appreciation/depreciation of:
  Investments                                             (197,794,579)       (25,114,859)              -0-         (222,909,438)
  Swap contracts                                            (2,621,564)           (72,622)              -0-           (2,694,186)
  Foreign currency denominated assets and liabilities        1,760,918                 -0-              -0-            1,760,918
                                                        --------------     --------------    --------------       --------------
Net loss on investment transactions                       (175,031,153)       (23,991,520)              -0-         (199,022,673)
                                                        --------------     --------------    --------------       --------------
Contributions from Adviser                                          -0-            39,460               -0-               39,460
                                                        --------------     --------------    --------------       --------------

NET DECREASE IN NET ASSETS FROM OPERATIONS             $   (91,930,847)     $ (13,354,636)       4,286,902      $   (100,998,581)
                                                        ==============     ==============    ==============       ==============

------------------------------------------------------------------------------------------------------------------------------------
(a)  Advisory fee based on an annual rate of .90% of the Portfolio's average weekly net assets.
(b)  Expenses are based on one fund.
*    Does not reflect the estimated acquisition costs of $175,000 which would be assumed by ACM Managed Dollar Income Fund prior to the acquisition.

See Notes to Pro Forma AllianceBernstein Global High Income Fund Financial Statements.

NOTES TO FINANCIAL STATEMENTS
PRO FORMA
ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
September 30, 2008 (unaudited)

NOTE A: General
The Pro Forma AllianceBernstein Global High Income Fund, Inc. Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Acquired Fund") by AllianceBernstein Global High Income Fund, Inc. (the "Fund" or "Acquiring Fund") pursuant to the Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of the Acquired Fund for shares of the Fund. After the proposed acquisition, the tax survivor for federal income tax purposes will be the Acquiring Fund.

AllianceBernstein Global High Income Fund, Inc. (the "Registrant"), formerly Alliance World Dollar Government Fund II, Inc., was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period October 1, 2007 - September 30, 2008. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Shareholder reports. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. The Acquired Fund will bear the expenses of the Acquisition including the cost of proxy solicitation.

NOTE B: Significant Accounting Policies
The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1.   Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer and/or analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Investments in money market funds are valued at their net asset value each day.

2.   Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or capital gains are earned.

3.   Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discount and market discount as adjustments to interest income.

4.   Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the Fund's Administration Agreement, the Fund reimburses the Adviser for the Adviser's costs, including legal and accounting costs, in serving as Administrator of the Fund provided, however, that the reimbursement may not exceed .15% of average weekly net assets. For the twelve months ended September 30, 2008, the Fund paid the Adviser $133,000 for its administrative services, representing .01% of the Fund's average weekly net assets.

Under the terms of the Fund's Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the twelve months ended September 30, 2008, there was no reimbursement paid to ABIS.

NOTE D: Capital Stock

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2008. The pro-forma number of shares outstanding for the combined entity consists of the following at September 30, 2008.

                            Additional Shares         Total Shares
Shares of Acquiring          Assumed Issued           Outstanding
Fund Pre-Combination          with Merger           Post-Combination
--------------------          -----------           ----------------

     76,336,108               10,655,882                86,991,990

                                   APPENDIX A

-------------------------------------------------------------------------------
                                  BOND RATINGS
-------------------------------------------------------------------------------

Moody's Investors Service, Inc.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating   When no rating has been  assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:
      ---------------------------------------------------------------------

An application for rating was not received or accepted.

The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

There is a lack of essential data pertaining to the issue or issuer.

The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standards & Poor's Ratings Services
-----------------------------------

AAA                  Debt rated AAA has the  highest  rating  assigned  by S&P.
                     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC,  CC, C   Debt rated BB, B, CCC,  CC or C is regarded as having
                     significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest.
                     While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC                   Debt rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D                    The D rating,  unlike other ratings,  is not  prospective;
                     rather, it is used only where a default has actually occurred.

Plus (+) or
Minus  (-)           The  ratings  from  AA to  CCC  may be modified  by the
                     addition of a plus or minus sign to show relative standing within the major rating categories.

NR                   Not rated.

Fitch Ratings
-------------

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, D           Bonds are in default on  interest  and/or  principal
                     payments.  Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in
                     liquidation  or   reorganization   of  the  obligor.   DDD
                     represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)   Plus and minus  signs are used with a rating symbol to
                     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are are not used in the AAA, DDD, DD or D categories.

NR                   Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
------------------------------------

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term   debt  rated  AAA  is  of  the  highest  credit  quality,   with
exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.


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